UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 10/31/17

Item 1. Reports to Stockholders.

Semiannual Report and Shareholder Letter October 31, 2017

Franklin Focused Core Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended October 31, 2017, mostly upbeat economic data, improved US corporate earnings and a supportive monetary policy were positives for US securities markets. At its June meeting, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.38%. In this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +9.10% total return for the six-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Economic and Market Overview

The US economy grew during the six months under review. The economy grew faster in 2017’s third quarter than in the second quarter, driven by consumer spending, inventory investment, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.4% in April 2017 to 4.1% at period-end.1 Monthly retail sales were volatile during the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.2% in April 2017 to 2.0% at period-end.1

At its June meeting, the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.00%–1.25%, amid signs of a growing US economy, strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

US equity markets rose during the period, benefiting from mostly upbeat economic data and better US corporate earnings. The markets were also supported by investor optimism arising from Emmanuel Macron’s victory in France’s presidential election, comments from the US Fed chair indicating optimism about the US economy and the likelihood of gradual rate hikes, and the Senate’s approval of a budget plan that raised expectations for tax reforms. However, geopolitical tensions in the Korean peninsula and uncertainty about President Trump’s ability to implement reforms curbed market sentiment. The broad US stock market, as measured by the Standard & Poor’s 500 Index, generated +9.10% total return for the period.2

The foregoing information reflects our analysis and opinions as of October 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Focused Core Equity Fund

This semiannual report for Franklin Focused Core Equity Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities (predominantly common stocks). The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500®).

Performance Overview

The Fund’s Class A shares delivered a +2.70% cumulative total return for the six months under review. In comparison, the S&P 500, which tracks the broad US stock market, generated a +9.10% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. Nonetheless, we may regard an investment as worthwhile due to its future risk-return prospects even when it is not currently considered undervalued. We generally use a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts help to identify and assess factors such as a company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest

Portfolio Composition

Based on Total Net Assets as of 10/31/17

in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included holdings in the information technology (IT), financials and real estate sectors.

Within the IT sector, payment solutions firm Mastercard, software and IT services company Microsoft and Google’s parent company Alphabet drove performance. Mastercard benefited from accelerating revenue growth resulting from better cross-border volumes. The British pound’s weakness led to increased inbound travel to the UK, which boosted cross-border payments. The company continued to generate significant operating leverage over its fixed-cost infrastructure. At a recent investor day, it increased its long-term outlook as management expected earnings per share to grow significantly over the next few years. Microsoft performed strongly over the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 33.

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past six months as investors perceived stability in its PC and on-premises data center software businesses, as well as strong growth and gross profit margin leverage in its Office 365 and Azure cloud businesses. Alphabet increased its share of the global advertising market due to strong performance in Google mobile search and YouTube, while Android’s status as a leading mobile operating system helped the company gain mobile users. Alphabet continued to invest in potential new product lines, such as self-driving car technology Waymo. Although Google continued to face regulatory scrutiny in Europe, we believe the complaints will not have a meaningful negative impact on the business.

In the financials sector, financial services firm Charles Schwab and advisory, brokerage and solutions services provider Willis Towers Watson aided results. Charles Schwab’s shares rose amid rising revenue resulting from higher federal funds target rate and growth in client assets under management due to strong market returns and an acceleration of inflows. Willis Towers Watson generated higher growth rates and delivered on its cost-savings targets after a difficult transition period following the merger of Willis Group Holdings and Towers Watson. Additionally, we believe the large natural catastrophe losses in 2017’s third quarter could potentially lead to a more favorable property and casualty insurance rate environment, which could support revenue growth.

In the real estate sector, data center provider Equinix contributed to results as the company continued to generate consistent growth fueled by hybrid cloud deployments and continuous global expansion. In our view, supply and demand dynamics are still very favorable for data center companies, which are reflected in good pricing trends across the board.

Elsewhere, Aetna, a provider of health insurance products and related services, also helped Fund performance.

In contrast, key detractors from the Fund’s absolute performance included holdings in the consumer discretionary, energy and health care sectors.

Within consumer discretionary, cable-based and mobile telephony services provider Altice and media company Twenty-First Century Fox hurt results. Shares of Netherlands-based Altice, which derives its revenue predominantly from France and the US, declined amid deteriorating fundamentals in France and decelerating growth rate in the US cable business. Although the deterioration in France led to concerns about management’s execution and strategy, we believe the French mobile and fixed market is a unique one where it is difficult to compare its competitive dynamics with the US. In our view, the

Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
Alphabet Inc. Information Technology	7.4%
The Charles Schwab Corp. Financials	5.7%
Mastercard Inc. Information Technology	5.4%
Microsoft Corp. Information Technology	5.3%
Genesee & Wyoming Inc. Industrials	5.0%
JPMorgan Chase & Co. Financials	4.1%
Equinix Inc. Real Estate	4.0%
Allergan PLC Health Care	3.8%
Altice NV Consumer Discretionary	3.7%
Twenty-First Century Fox Inc. Consumer Discretionary	3.4%

US business is healthy and should continue to outperform going forward, driving attractive free cash flow growth for the overall company. Twenty-First Century Fox delivered solid earnings results during the period, but increased UK government scrutiny on the company’s effort to acquire the remaining stake in Sky, along with increased pressures on US media businesses, drove the stock lower during the period. We believe the company has very attractive assets that could outperform its peers and take market share, as we are finally seeing in recent results.

In the energy sector, Anadarko Petroleum, an independent exploration and production company, and Schlumberger, a technology provider to the oil and gas industry, hindered performance. Anadarko’s shares declined as the company’s quarterly production disappointed versus growth expectations and the market reacted to a tragic house accident in Colorado linked to a pipeline connected to an Anadarko-owned well. Anadarko began a large share buyback to address its poor performance. Also, the energy sector underperformed the broader equity market during the period, as investors grew impatient with the pace of crude oil market rebalancing, after the Organization of the Petroleum Exporting Countries agreed to limit crude oil production. Shares of Schlumberger weakened over the reporting period due to oil price volatility and ongoing uncertainty related to global spending trends. This

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FRANKLIN FOCUSED CORE EQUITY FUND

uncertainty, along with ongoing weakness in international markets, resulted in lower earnings expectations throughout the period.

In health care, shares of pharmaceutical products firm Allergan were impacted by a US Federal District Court’s ruling that generic companies did not infringe on the company’s patent for dry eye medicine Restasis. Investors expressed concerns that the company’s revenue could decline in 2018 if the US Food and Drug Administration approves generic versions of Restasis.

Other key individual detractors from Fund performance included positions in Sabre, a technology solutions provider to the global travel and tourism industry, and CVS Health, a health care services provider. Sabre continued to be well positioned in a consolidated industry, but a modest revenue growth potential dampened investor sentiment. The company’s investments to improve its core global distribution systems and IT services offerings contributed to elevated costs. Further pressuring shares were customer deferrals and the loss of a major airline customer, which led to lowered earnings and free cash flow expectations.

Thank you for your continued participation in Franklin Focused Core Equity Fund.

Brent Loder Lead Portfolio Manager

Chris Anderson

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A 6-Month	+2.70%	-3.22%
1-Year	+14.36%	+7.80%
5-Year	+85.24%	+11.80%
Since Inception (12/13/07)	+84.77%	+5.77%
Advisor 6-Month	+2.86%	+2.86%
1-Year	+14.63%	+14.63%
5-Year	+87.64%	+13.41%
Since Inception (12/13/07)	+89.75%	+6.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.25%	1.47%
Advisor	1.00%	1.22%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,027.00	$ 6.39	$1,018.90	$ 6.36	1.25%
C	$1,000	$1,023.50	$10.20	$1,015.12	$10.16	2.00%
R	$1,000	$1,026.60	$ 6.84	$1,018.45	$ 6.82	1.34%
R6	$1,000	$1,028.50	$ 4.29	$1,020.97	$ 4.28	0.84%
Advisor	$1,000	$1,028.60	$ 5.11	$1,020.16	$ 5.09	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Growth Opportunities Fund

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance Overview

The Fund’s Class A shares delivered a +11.66% cumulative total return for the six months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values, generated a +12.41% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a +9.10% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and

Portfolio Composition*

Based on Total Net Assets as of 10/31/17

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to roundings, use of derivatives, unsettled trades or other factors.

operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio had positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, stock selection and an overweighting in the information

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 40.

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technology (IT) sector contributed to the Fund’s performance. Stock selection and underweightings in the consumer staples and consumer discretionary sectors also boosted relative results.

In the IT sector, Mastercard and NVIDIA contributed to the Fund’s relative performance. Global payment solutions provider Mastercard benefited from accelerating revenue growth resulting from better cross-border volumes. The British pound’s weakness led to increased inbound travel to the UK, which boosted cross-border payments. The company continued to generate significant operating leverage over its fixed cost infrastructure. At a recent investor day, it increased its long-term outlook as management expected earnings per share to grow significantly over the next few years. Semiconductor company NVIDIA performed well as the company continues to grow very rapidly, and we feel it has continued powerful growth opportunities in artificial intelligence, virtual reality, software simulation and gaming.

Within consumer staples, Constellation Brands, which engages in the production, marketing and distribution of beverage alcohol products, benefited performance as the beer segment’s core brands, Modelo and Corona, significantly outperformed the industry. In addition, the company’s wine and spirits segment performed particularly well driven by a focus on premium brands. Energy drink company Monster Beverage also supported the Fund’s results. International sales growth accelerated driven by additional distribution in China and other high growth markets. US sales rebounded as supply constraints for select products were resolved.

In the consumer discretionary sector, online retail shopping services provider Amazon.com contributed to the Fund’s performance as it continued to see rapid growth in its global e-commerce business, driven by strong adoption of its Prime subscription service. It invested aggressively in fulfillment centers and logistics to achieve faster delivery times for a widening selection of products. We believe Amazon.com’s acquisition of Whole Foods Market was a significant step forward in the highly fragmented grocery category where its market share in the US is small. Amazon Web Services, a leader in cloud computing, also drove profitability for Amazon.com.

Another key individual contributor was real estate investment trust and wireless communications infrastructure operator SBA

2. Not a Fund holding.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	6.1%
Apple Inc. Information Technology	5.7%
Facebook Inc. Information Technology	5.6%
Mastercard Inc. Information Technology	4.7%
Alphabet Inc. Information Technology	4.0%
Microsoft Corp. Information Technology	3.8%
Visa Inc. Information Technology	3.8%
Broadcom Ltd. Information Technology	2.4%
SBA Communications Corp. Real Estate	2.4%
Adobe Systems Inc. Information Technology	2.3%

Communications. The company had a positive growth trajectory driven by accelerating growth in the US. We believe AT&T’s2 First Responder Network Authority deployment may result in augmented growth for SBA. T-Mobile US and Sprint2 merger’s difficulties have also helped the company.

In contrast, key detractors from the Fund’s relative performance included stock selection and an underweighting in the health care sector. Stock selection in the financials sector also hindered relative results, as did an overweighted position in the energy sector.

In health care, integrated global biopharmaceutical company Celgene detracted due to disappointing operational execution and a drug failure during the period leading to a lowering of long-term guidance. Investors were concerned about the company’s intellectual property position and the durability of its marketed products longer term. Shares of pharmaceutical products firm Allergan were impacted by a US Federal District Court’s ruling that generic companies did not infringe on the company’s patent for dry eye medicine Restasis. Investors expressed concerns that the company’s revenue could decline in 2018 if the US Food and Drug Administration approves generic versions of Restasis.

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In the financials sector, our positions in MarketAxess and Signature Bank hindered the Fund’s results. Electronic trading platform operator MarketAxess was negatively impacted by the record low volatility market environment, which dampened trading activity. Slower volume growth, as well as reports that competitors are trying to grow their presence in the corporate bond market, hindered the stock. Encouragingly, the company continued to grow volumes ahead of the industry and remained a dominant liquidity pool among electronic venues. We believe that the company may be the primary beneficiary of the secular shift toward electronic trading in the corporate bond market. Commercial bank services provider Signature Bank experienced rapid expense growth and slower loan growth. Additionally, rising funding costs negatively impacted the bank’s net interest margin.

In energy, independent exploration and production company Anadarko Petroleum’s shares declined as the company’s quarterly production disappointed versus growth expectations and the market reacted to a tragic house accident in Colorado linked to a pipeline connected to an Anadarko-owned well. Anadarko began a large share buyback to address its poor performance. Also, the energy group underperformed the broader equity market in 2017, as investors grew impatient with the pace of crude oil market rebalancing, after the Organization of the Petroleum Exporting Countries agreed to limit crude oil production. Another energy holding, oil and natural gas company Halliburton, detracted from the Fund’s performance. Although shares of Halliburton performed better than the the oilfield services sector, they lagged compared to the broader market as a result of oil price volatility and ongoing uncertainty related to spending trends in the US and globally. Despite generally positive fundamental trends resulting in significant revenue and earnings growth over the time period, analysts were recalibrating earnings estimates lower for 2018.

Elsewhere, wireless company T-Mobile hindered results in the telecommunication services sector due to the collapse of merger conversations between T-Mobile and Sprint. However, T-Mobile remained the only growth company in the US wireless space and continued to gain market share.

CFA® is a trademark owned by CFA Institute.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+11.66%[4]	+5.25%
1-Year	+26.23%	+18.96%
5-Year	+104.38%	+14.01%
10-Year	+102.11%	+6.66%
Advisor
6-Month	+11.78%[4]	+11.78%
1-Year	+26.57%	+26.57%
5-Year	+107.29%	+15.70%
10-Year	+108.05%	+7.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.04%	1.05%
Advisor	0.79%	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 10/31/17 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,116.60	$5.39	$1,020.11	$5.14	1.01%
C	$1,000	$1,112.50	$9.37	$1,016.33	$8.94	1.76%
R	$1,000	$1,115.50	$6.72	$1,018.85	$6.41	1.26%
R6	$1,000	$1,119.60	$2.72	$1,022.63	$2.60	0.51%
Advisor	$1,000	$1,117.80	$4.06	$1,021.37	$3.87	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Growth Fund

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2017. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. Effective April 28, 2017, the Fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities (predominantly common stocks) of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +8.52% cumulative total return for the six months under review. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with relatively higher price-to-book ratios and higher forecasted growth values, generated a +8.01% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a +9.10% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with

Portfolio Composition

Based on Total Net Assets as of 10/31/17

strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 2000® Growth Index, key contributors to the Fund’s performance included stock selection and an overweighting in the information

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 48.

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technology (IT) sector. Stock selection and underweightings in the real estate and materials sectors also contributed to relative results.

In the IT sector, 2U, which provides cloud-based software-as-a-service solutions for non-profit colleges and universities, performed well. Its stock benefited from an accelerating growth outlook for a number of new university program partnerships over the past year and a meaningful expansion of the company’s addressable market through the acquisition of short-course provider GetSmarter. Alarm.com Holdings also performed well. The acquisition of Connect from iControl3 made Alarm.com the leading provider of smart home solutions to the home security market. The potential added value from this deal, in addition to a consistently better-than-expected recurring revenue trend, supported the stock price. Pure Storage performed well over the period as investors gained confidence in its technology differentiation and progress toward profitability. Investors also viewed favorably the company’s chief operating officer change and recent artificial intelligence contract with a leading social networking company.

Other key contributors included Spectranetics, Mercury Systems and iRythm Technologies. The share price of medical device maker Spectranetics4 rose after the company announced that it would be acquired by Philips.3 Mercury Systems, a commercial provider of secure sensor and safety-critical processing subsystems, performed well during the period and beat analyst expectations for sales, profit margin, earnings and bookings. Through successful acquisition integration, management has positioned the company to align with areas of defense spending that it anticipates would grow. iRhythm Technologies, a health care equipment and supplies company, performed well due to stronger-than-expected adoption of its ZioXT cardiac arrhythmia monitoring product.

In contrast, key detractors from the Fund’s relative performance included stock selection and overweighted allocations in the consumer staples, consumer discretionary and industrials sectors.

Within consumer staples, Smart & Final hurt the Fund’s relative performance as product cost deflation and a very competitive pricing environment contributed to slowing sales momentum. We continue to like the company’s differentiated positioning, however. Hostess Brands and TreeHouse Foods also hindered results in the sector. Amid a challenging retail

3. Not a Fund holding.

4. No longer held by period-end.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
2U Inc. Information Technology	3.2%
Mercury Systems Inc. Industrials	2.0%
Integrated Device Technology Inc. Information Technology	1.8%
Zendesk Inc. Information Technology	1.8%
Nevro Corp. Health Care	1.8%
US Ecology Inc. Industrials	1.7%
Paylocity Holding Corp. Information Technology	1.6%
Univar Inc. Industrials	1.5%
Integer Holdings Corp. Health Care	1.5%
Hubspot Inc. Information Technology	1.5%

environment, both companies announced disappointing quarterly revenues and profits.

In the consumer discretionary sector, Tile Shop Holdings detracted from results.4 The company has been facing increasing competitive pressure, leading to slower sales growth and profitability than analyst forecast.

In industrials, Spirit Airlines and KeyW Holding detracted from relative Fund performance. The airline has been suffering from aggressive pricing in its markets by the legacy airlines, leading to declining fares, margin and profits. KeyW Holding had a tough year largely due to uncertainty around the defense budget and delays in the awarding of contracts. Additionally, its acquisition of Sotera Defense Solutions resulted in greater expenses than initially anticipated.

Elsewhere, medical device company DexCom detracted from relative performance. Its stock fell over the period due to rising investor anxiety about the pending US launch of a competing glucose monitor product from Abbott Laboratories.3

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FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+8.52%	+2.26%
1-Year	+21.90%	+14.92%
5-Year	+96.49%	+13.12%
10-Year	+117.37%	+7.44%

Advisor
6-Month	+8.67%	+8.67%
1-Year	+22.13%	+22.13%
5-Year	+99.18%	+14.78%
10-Year	+123.69%	+8.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.10%	1.12%
Advisor	0.85%	0.87%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,085.20	$5.83	$1,019.61	$5.65	1.11%
C	$1,000	$1,081.40	$9.76	$1,015.83	$9.45	1.86%
R	$1,000	$1,083.80	$7.14	$1,018.35	$6.92	1.36%
R6	$1,000	$1,088.30	$3.26	$1,022.08	$3.16	0.62%
Advisor	$1,000	$1,086.70	$4.52	$1,020.87	$4.38	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small-Mid Cap Growth Fund

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance Overview

The Fund’s Class A shares delivered a +9.40% cumulative total return for the six months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values, generated a +11.14% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad US stock market, produced a total return of +9.10% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are

Portfolio Composition

Based on Total Net Assets as of 10/31/17

experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, contributors to the Fund’s performance relative to the Russell Midcap® Growth Index included stock selection and an overweighting in the information technology (IT) sector. Additionally, our underweighting in consumer discretionary more than offset the

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 57.

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negative effect of stock selection. Stock selection in real estate also helped relative results.

In the IT sector, 2U, which provides cloud-based software-as-a-service solutions for non-profit colleges and universities, performed well. Its stock benefited from an accelerating growth outlook for a number of new university program partnerships over the past year and a meaningful expansion of the company’s addressable market through the acquisition of short-course provider GetSmarter.

Machine vision products provider Cognex also performed well during the period, reporting stellar growth rates as its primary industrial automation markets remained very strong. In addition, its position in the warehouses and consumer electronic end markets drove growth well above its targeted range, resulting in fourth quarter revenue guidance well above expectations.

The stock of ServiceNow, a cloud computing company, rose during the period as its core IT service management solutions showed sustained growth and its emerging management offerings for IT operations and enterprise service gained traction. Investors were also encouraged by a chief executive officer change in April.

Within consumer discretionary, NVR benefited performance. The company, which builds and sells residential properties, steadily improved profit margins, while expanding orders over the period under review. As in past periods, the company used a disciplined capital allocation strategy, and its asset-light model aided their positive returns on investment.

In real estate, a key contributor was real estate investment trust and wireless communications infrastructure operator SBA Communications. The company had a positive growth trajectory driven by accelerating growth in the US. We believe AT&T’s3 First Responder Network Authority deployment may result in augmented growth for SBA. T-Mobile and Sprint merger’s difficulties have also helped the company.3

In other sectors, health care company Mettler-Toledo International contributed to the Fund’s performance. Better-than-expected earnings were made possible by strong revenue growth, which was driven by a rising end-market demand.

In contrast, the Fund’s relative performance was hurt by stock selection and underweightings in the health care and materials

Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrials	2.4%
2U Inc. Information Technology	1.8%
Rockwell Automation Inc. Industrials	1.8%
ServiceNow Inc. Information Technology	1.7%
Cognex Corp. Information Technology	1.7%
NVR Inc. Consumer Discretionary	1.7%
Equinix Inc. Real Estate	1.6%
Vantiv Inc. Information Technology	1.6%
Mettler-Toledo International Inc. Health Care	1.5%
SBA Communications Corp. Real Estate	1.5%

sectors and stock selection and an overweighting in the financials sector. In health care, medical device companies DexCom and Hologic detracted from performance. DexCom’s stock fell over the period due to rising investor anxiety about the pending US launch of a competing glucose monitor product from Abbott Laboratories.3 Hologic performed worse than expected due to the negative impact on sales growth caused by sales force turnover at the newly acquired Cynosure aesthetics products business.

In materials, Axalta Coating Systems hurt Fund performance. Rumors of a possible acquisition by another company fueled positive performance in the first half of the year, but shares declined over the period as a whole due to a sharp rise in raw materials costs, which compressed profit margins.

In financials, our position in electronic trading platform operator MarketAxess hindered the Fund’s results. The company was negatively impacted by the record low volatility market environment, which dampened trading activity. Slower volume growth, as well as reports that competitors are trying to grow their presence in the corporate bond market, hindered the stock. Encouragingly, the company continued to grow volumes ahead of the industry and remained a dominant liquidity pool

3. Not a Fund holding.

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FRANKLIN SMALL-MID CAP GROWTH FUND

among electronic venues. We believe that the company may be the primary beneficiary of the secular shift toward electronic trading in the corporate bond market.

In other sectors, semiconductor company NVIDIA had positive absolute returns but hurt the Fund’s relative performance due to an underweighting.4

Revenue growth for Newell Brands, a consumer and commercial products manufacturer and marketer, slowed as retailers reassessed how much inventory they want to carry with more product sales moving online.

Motion picture technologies company IMAX declined during the period, largely because of disappointing domestic summer box office revenue, driven largely by poorly reviewed films and franchise fatigue.4

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

Edward B. Jamieson Lead Portfolio Manager

John P. Scandalios Michael P. McCarthy, CFA James Cross, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4. No longer held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	+9.40%	+3.10%
1-Year	+21.84%	+14.82%
5-Year	+87.45%	+12.05%
10-Year	+84.28%	+5.67%

Advisor
6-Month	+9.54%	+9.54%
1-Year	+22.17%	+22.17%
5-Year	+89.80%	+13.67%
10-Year	+88.97%	+6.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

franklintempleton.com	Semiannual Report	25

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses[4]

Share Class	With Waiver	Without Waiver
A	0.95%	0.96%
Advisor	0.70%	0.71%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,094.00	$5.33	$1,020.11	$5.14	1.01%
C	$1,000	$1,089.90	$9.27	$1,016.33	$8.94	1.76%
R	$1,000	$1,092.60	$6.65	$1,018.85	$6.41	1.26%
R6	$1,000	$1,097.60	$2.48	$1,022.84	$2.40	0.47%
Advisor	$1,000	$1,095.40	$4.01	$1,021.37	$3.87	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	27

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Focused Core Equity Fund

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.20	$13.12	$15.29	$13.38	$10.63	$9.47

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.01)	0.07[c]	(0.01)	0.03	0.07

Net realized and unrealized gains (losses)	0.42	2.09	(1.83)	2.23	2.92	1.16

Total from investment operations	0.41	2.08	(1.76)	2.22	2.95	1.23

Less distributions from:

Net investment income	—	—	(0.06)	—	(0.07)	—

Net realized gains	—	—	(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—	—	(0.41)	(0.31)	(0.20)	(0.07)

Net asset value, end of period	$15.61	$15.20	$13.12	$15.29	$13.38	$10.63

Total return[d]	2.70%	15.85%	(11.70)%	16.84%	28.00%	13.08%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.55%	1.47%	1.46%	1.54%	1.73%	1.89%

Expenses net of waiver and payments by affiliates	1.25%[f]	1.24%[f]	1.25%	1.28%	1.22%	1.19%

Net investment income (loss)	(0.09)%	(0.04)%	0.48%[c]	(0.07)%	0.23%	0.76%

Supplemental data

Net assets, end of period (000’s)	$67,853	$77,733	$100,483	$92,612	$40,372	$19,029

Portfolio turnover rate	16.29%	17.45%	35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.02%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.46	$12.58	$14.73	$12.98	$10.36	$9.29

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.10)	(0.04)[c]	(0.11)	(0.06)	0.01

Net realized and unrealized gains (losses)	0.40	1.98	(1.76)	2.17	2.84	1.13

Total from investment operations	0.34	1.88	(1.80)	2.06	2.78	1.14

Less distributions from:

Net investment income	—	—	—	—	(0.03)	—

Net realized gains	—	—	(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—	—	(0.35)	(0.31)	(0.16)	(0.07)

Net asset value, end of period	$14.80	$14.46	$12.58	$14.73	$12.98	$10.36

Total return[d]	2.35%	14.94%	(12.31)%	16.12%	26.99%	12.36%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.30%	2.21%	2.20%	2.24%	2.43%	2.59%

Expenses net of waiver and payments by affiliates	2.00%[f]	1.98%[f]	1.99%	1.98%	1.92%	1.89%

Net investment income (loss)	(0.84)%	(0.78)%	(0.26)%[c]	(0.77)%	(0.47)%	0.06%

Supplemental data

Net assets, end of period (000’s)	$18,665	$20,341	$25,119	$18,758	$6,666	$2,502

Portfolio turnover rate	16.29%	17.45%	35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.72)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014	2013
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.01		$12.98		$15.15	$13.28	$10.56	$9.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)		(0.03)		0.03 [c]	(0.04)	0.01	0.05

Net realized and unrealized gains (losses)	0.41		2.06		(1.81)	2.22	2.90	1.15

Total from investment operations	0.40		2.03		(1.78)	2.18	2.91	1.20

Less distributions from:

Net investment income	—		—		(0.04)	—	(0.06)	—

Net realized gains	—		—		(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—		—		(0.39)	(0.31)	(0.19)	(0.07)

Net asset value, end of period	$15.41		$15.01		$12.98	$15.15	$13.28	$10.56

Total return[d]	2.66%		15.64%		(11.91)%	16.66%	27.70%	12.81%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.64%		1.64%		1.69%	1.74%	1.93%	2.09%

Expenses net of waiver and payments by affiliates	1.34%	[f]	1.41%	[f]	1.48%	1.48%	1.42%	1.39%

Net investment income (loss)	(0.18)%		(0.21)%		0.25% [c]	(0.27)%	0.03%	0.56%

Supplemental data

Net assets, end of period (000’s)	$164		$166		$273	$169	$124	$76

Portfolio turnover rate	16.29%		17.45%		35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.44	$13.27	$15.46	$13.49	$10.54

Income from investment operations[b]:

Net investment income[c]	0.07	0.05	0.12[d]	0.05	0.07

Net realized and unrealized gains (losses)	0.37	2.12	(1.85)	2.27	3.11

Total from investment operations	0.44	2.17	(1.73)	2.32	3.18

Less distributions from:

Net investment income	—	—	(0.11)	(0.04)	(0.10)

Net realized gains	—	—	(0.35)	(0.31)	(0.13)

Total distributions	—	—	(0.46)	(0.35)	(0.23)

Net asset value, end of period	$15.88	$15.44	$13.27	$15.46	$13.49

Total return[e]	2.85%	16.35%	(11.32)%	17.45%	30.43%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.10%	1.06%	1.04%	1.09%	2.28%

Expenses net of waiver and payments by affiliates	0.84%[g]	0.84%[g]	0.85%	0.83%	0.77%

Net investment income	0.32%	0.36%	0.88%[d]	0.38%	0.68%

Supplemental data

Net assets, end of period (000’s)	$858	$20,401	$33,640	$25,739	$14

Portfolio turnover rate	16.29%	17.45%	35.56%	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.42%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Focused Core Equity Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Advisor Class
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.39	$13.25	$15.44	$13.48	$10.70	$9.50

Income from investment operations[a]:

Net investment income[b]	0.01	0.03	0.10[c]	0.04	0.07	0.10

Net realized and unrealized gains (losses)	0.43	2.11	(1.85)	2.25	2.93	1.17

Total from investment operations	0.44	2.14	(1.75)	2.29	3.00	1.27

Less distributions from:

Net investment income	—	—	(0.09)	(0.02)	(0.09)	—

Net realized gains	—	—	(0.35)	(0.31)	(0.13)	(0.07)

Total distributions	—	—	(0.44)	(0.33)	(0.22)	(0.07)

Net asset value, end of period	$15.83	$15.39	$13.25	$15.44	$13.48	$10.70

Total return[d]	2.86%	16.15%	(11.45)%	17.25%	28.27%	13.46%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.30%	1.22%	1.20%	1.24%	1.43%	1.59%

Expenses net of waiver and payments by affiliates	1.00%[f]	0.99%[f]	0.99%	0.98%	0.92%	0.89%

Net investment income	0.16%	0.21%	0.74%[c]	0.23%	0.53%	1.06%

Supplemental data

Net assets, end of period (000’s)	$13,497	$13,077	$10,736	$9,914	$6,990	$4,347

Portfolio turnover rate	16.29%	17.45%	35.56%	25.55%	43.30%	74.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2017 (unaudited)

Franklin Focused Core Equity Fund

		Country	Shares	Value
	Common Stocks 99.9%
	Consumer Discretionary 7.1%
a	Altice NV, A	Netherlands	195,875	$3,695,766
	Twenty-First Century Fox Inc., B	United States	136,110	3,464,000

				7,159,766

	Consumer Staples 2.1%
	CVS Health Corp.	United States	30,930	2,119,633

	Energy 7.6%
	Anadarko Petroleum Corp.	United States	35,850	1,769,915
	Pioneer Natural Resources Co.	United States	18,320	2,741,954
	Schlumberger Ltd.	United States	49,390	3,160,960

				7,672,829

	Financials 24.7%
a	Athene Holding Ltd., A	United States	48,950	2,551,764
	Bank of America Corp.	United States	103,630	2,838,426
	The Charles Schwab Corp.	United States	127,660	5,724,274
	JPMorgan Chase & Co.	United States	40,853	4,110,220
	S&P Global Inc.	United States	15,750	2,464,403
	SunTrust Banks Inc.	United States	21,340	1,284,881
	Synchrony Financial	United States	92,765	3,025,994
	Willis Towers Watson PLC	United States	18,400	2,963,872

				24,963,834

	Health Care 9.7%
	Aetna Inc.	United States	19,900	3,383,597
	Allergan PLC	United States	21,824	3,867,868
	Medtronic PLC	United States	32,060	2,581,471

				9,832,936

	Industrials 14.0%
	Equifax Inc.	United States	18,900	2,051,217
	General Dynamics Corp.	United States	13,550	2,750,379
	General Electric Co.	United States	67,100	1,352,736
a	Genesee & Wyoming Inc.	United States	70,270	5,043,980
a	IHS Markit Ltd.	United States	69,193	2,948,314

				14,146,626

	Information Technology 29.1%
a	Alphabet Inc., A	United States	3,640	3,760,266
a	Alphabet Inc., C	United States	3,650	3,710,736
	Analog Devices Inc.	United States	33,600	3,067,680
a	Blackhawk Network Holdings Inc.	United States	47,130	1,600,063
a	Facebook Inc., A	United States	5,500	990,330
a	GoDaddy Inc., A	United States	59,300	2,769,310
	Mastercard Inc., A	United States	36,970	5,500,027
	Microsoft Corp.	United States	64,530	5,367,605
	Motorola Solutions Inc.	United States	5,750	520,605
	Sabre Corp.	United States	109,770	2,147,101

				29,433,723

franklintempleton.com	Semiannual Report	33

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Focused Core Equity Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Real Estate 5.6%
[a]	CBRE Group Inc.	United States	42,210	$1,659,697
	Equinix Inc.	United States	8,651	4,009,739

				5,669,436

	Total Common Stocks (Cost $80,142,967)			100,998,783

	Short Term Investments (Cost $183,850) 0.2%
	Money Market Funds 0.2%

[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	183,850	183,850

	Total Investments (Cost $80,326,817) 100.1%			101,182,633
	Other Assets, less Liabilities (0.1)%			(145,809)

	Net Assets 100.0%			$101,036,824

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Class A
Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 34.81	$30.40	$33.13	$28.48	$24.29	$23.02

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.09)	(0.19)	(0.19)	(0.19)	(0.12)

Net realized and unrealized gains (losses)	4.12	5.14	(1.88)	5.50	5.11	1.95

Total from investment operations	4.07	5.05	(2.07)	5.31	4.92	1.83

Less distributions from net realized gains	—	(0.64)	(0.66)	(0.66)	(0.73)	(0.56)

Net asset value, end of period	$38.88	$34.81	$30.40	$33.13	$28.48	$24.29

Total return[c]	11.69%	16.88%	(6.36)%	18.87%	20.26%	8.29%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.07%	1.05%	1.11%	1.18%	1.17%	1.25%

Expenses net of waiver and payments by affiliates	1.01%[e]	0.97%[e]	1.10%	1.18%[f]	1.17%[e,f]	1.25%

Net investment income (loss)	(0.27)%	(0.30)%	(0.58)%	(0.59)%	(0.70)%	(0.56)%

Supplemental data

Net assets, end of period (000’s)	$2,356,734	$2,272,831	$548,871	$457,619	$349,343	$213,639

Portfolio turnover rate	10.71%	47.75%	25.56%	40.64%	36.64%	58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$30.12	$26.59	$29.27	$25.41	$21.89	$20.95

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.29)	(0.37)	(0.36)	(0.35)	(0.26)

Net realized and unrealized gains (losses)	3.57	4.46	(1.65)	4.88	4.60	1.76

Total from investment operations	3.40	4.17	(2.02)	4.52	4.25	1.50

Less distributions from net realized gains	—	(0.64)	(0.66)	(0.66)	(0.73)	(0.56)

Net asset value, end of period	$33.52	$30.12	$26.59	$29.27	$25.41	$21.89

Total return[c]	11.29%	15.98%	(7.03)%	18.04%	19.42%	7.47%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.82%	1.80%	1.85%	1.88%	1.87%	1.97%
Expenses net of waiver and payments by affiliates	1.76%[e]	1.72%[e]	1.84%	1.88%[f]	1.87%[e,f]	1.97%

Net investment income (loss)	(1.02)%	(1.05)%	(1.32)%	(1.29)%	(1.40)%	(1.28)%

Supplemental data

Net assets, end of period (000’s)	$396,390	$390,123	$137,882	$110,513	$85,883	$51,719

Portfolio turnover rate	10.71%	47.75%	25.56%	40.64%	36.64%	58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013
Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$33.52	$29.37	$32.10	$27.67	$23.67	$22.49

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.17)	(0.26)	(0.24)	(0.24)	(0.17)

Net realized and unrealized gains (losses)	3.97	4.96	(1.81)	5.33	4.97	1.91

Total from investment operations	3.88	4.79	(2.07)	5.09	4.73	1.74

Less distributions from net realized gains	—	(0.64)	(0.66)	(0.66)	(0.73)	(0.56)

Net asset value, end of period	$37.40	$33.52	$29.37	$32.10	$27.67	$23.67

Total return[c]	11.58%	16.62%	(6.60)%	18.63%	19.99%	8.03%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.32%	1.30%	1.35%	1.38%	1.37%	1.47%
Expenses net of waiver and payments by affiliates	1.26%[e]	1.22%[e]	1.34%	1.38%[f]	1.37%[e,f]	1.47%

Net investment income (loss)	(0.52)%	(0.55)%	(0.82)%	(0.79)%	(0.90)%	(0.78)%

Supplemental data

Net assets, end of period (000’s)	$46,762	$50,429	$39,786	$48,266	$42,953	$34,399

Portfolio turnover rate	10.71%	47.75%	25.56%	40.64%	36.64%	58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$37.30	$32.39	$35.09	$29.98	$24.99

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	0.05	(0.05)	(0.03)	(0.07)

Net realized and unrealized gains (losses)	4.43	5.50	(1.99)	5.80	5.79

Total from investment operations.	4.48	5.55	(2.04)	5.77	5.72

Less distributions from net realized gains	—	(0.64)	(0.66)	(0.66)	(0.73)

Net asset value, end of period.	$41.78	$37.30	$32.39	$35.09	$29.98

Total return[d]	12.01%	17.42%	(5.94)%	19.47%	22.90%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.57%	0.59%	0.67%	0.68%	0.71%

Expenses net of waiver and payments by affiliates	0.51%[f]	0.51%[f]	0.66%	0.68%[g]	0.71%[f,g]

Net investment income (loss)	0.23%	0.16%	(0.14)%	(0.09)%	(0.24)%

Supplemental data

Net assets, end of period (000’s)	$353,808	$291,825	$235,620	$246,911	$180,843

Portfolio turnover rate	10.71%	47.75%	25.56%	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015		2014		2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$37.02		$32.20		$34.96	$29.93		$25.43		$23.99

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)		(0.02)		(0.11)	(0.10)		(0.13)		(0.06)

Net realized and unrealized gains (losses)	4.39		5.48		(1.99)	5.79		5.36		2.06

Total from investment operations	4.38		5.46		(2.10)	5.69		5.23		2.00

Less distributions from net realized gains	—		(0.64)		(0.66)	(0.66)		(0.73)		(0.56)

Net asset value, end of period	$41.40		$37.02		$32.20	$34.96		$29.93		$25.43

Total return[c]	11.83%		17.21%		(6.11)%	19.23%		20.58%		8.62%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%		0.80%		0.85%	0.88%		0.87%		0.97%

Expenses net of waiver and payments by affiliates	0.76%	[e]	0.72%	[e]	0.84%	0.88%	[f]	0.87%	[e,f]	0.97%

Net investment income (loss)	(0.02)%		(0.05)%		(0.32)%	(0.29)%		(0.40)%		(0.28)%

Supplemental data

Net assets, end of period (000’s)	$559,283		$537,193		$256,377	$269,887		$224,469		$182,954

Portfolio turnover rate	10.71%		47.75%		25.56%	40.64%		36.64%		58.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2017 (unaudited)

Franklin Growth Opportunities Fund

		Country	Shares	Value

	Common Stocks 99.7%
	Consumer Discretionary 12.3%
[a]	Amazon.com Inc.	United States	204,170	$225,665,017
[a]	Charter Communications Inc., A	United States	158,077	52,824,591
	Comcast Corp., A	United States	1,016,904	36,639,051
	Delphi Automotive PLC	United States	80,705	8,020,463
	Las Vegas Sands Corp.	United States	602,866	38,209,647
[a]	The Priceline Group Inc.	United States	26,505	50,676,500
	Starbucks Corp.	United States	393,070	21,555,959
	The Walt Disney Co.	United States	236,269	23,109,471

				456,700,699

	Consumer Staples 3.9%

	Constellation Brands Inc., A	United States	271,085	59,392,013
[a]	Hostess Brands Inc., A	United States	632,891	7,297,233
[a]	Monster Beverage Corp.	United States	791,289	45,839,372
	Pinnacle Foods Inc.	United States	580,302	31,580,035

				144,108,653

	Energy 1.6%

	Anadarko Petroleum Corp.	United States	574,781	28,376,938
[a]	Diamondback Energy Inc.	United States	113,534	12,166,304
	Halliburton Co.	United States	438,310	18,733,369

				59,276,611

	Financials 6.6%

[a]	Athene Holding Ltd., A	United States	738,554	38,500,820
	The Charles Schwab Corp.	United States	1,233,025	55,288,841
	Intercontinental Exchange Inc.	United States	437,687	28,931,111
	MarketAxess Holdings Inc.	United States	225,350	39,210,900
	S&P Global Inc.	United States	196,455	30,739,314
[a]	Signature Bank	United States	142,199	18,487,292
[a]	SVB Financial Group	United States	161,783	35,475,776

				246,634,054

	Health Care 10.9%

[a]	ABIOMED Inc.	United States	110,473	21,312,451
	Allergan PLC	United States	82,174	14,563,698
[a]	Biogen Inc.	United States	69,412	21,632,944
	Bristol-Myers Squibb Co.	United States	761,821	46,973,883
[a]	Celgene Corp.	United States	596,033	60,181,452
[a]	Clovis Oncology Inc.	United States	245,438	18,498,662
[a]	Edwards Lifesciences Corp.	United States	380,596	38,908,329
[a]	Heron Therapeutics Inc.	United States	1,072,964	16,469,997
[a]	Incyte Corp.	United States	322,377	36,509,195
	Medtronic PLC	United States	220,100	17,722,452
[a]	Nevro Corp.	United States	248,308	21,746,815
[a]	Revance Therapeutics Inc.	United States	242,812	6,313,112
	UnitedHealth Group Inc.	United States	397,500	83,562,450

				404,395,440

	Industrials 6.6%

	Allegiant Travel Co.	United States	45,773	6,243,437
[a]	Azul SA, ADR	Brazil	400,900	10,138,761
	General Electric Co.	United States	745,988	15,039,118
	Honeywell International Inc.	United States	282,542	40,731,255
[a]	IHS Markit Ltd.	United States	924,631	39,398,527

40	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials (continued)
	Raytheon Co.	United States	337,915	$60,892,283
	Rockwell Automation Inc.	United States	113,124	22,717,562
	Roper Technologies Inc.	United States	99,758	25,754,523
[a]	Univar Inc.	United States	812,994	24,186,571

				245,102,037

	Information Technology 49.8%

[a]	Adobe Systems Inc.	United States	483,345	84,662,710
[a]	Alibaba Group Holding Ltd., ADR	China	101,628	18,790,001
[a]	Alphabet Inc., C	United States	145,139	147,554,113
	Analog Devices Inc.	United States	310,630	28,360,519
	Apple Inc.	United States	1,248,186	210,993,362
	Applied Materials Inc.	United States	791,683	44,674,672
[a]	Autodesk Inc.	United States	494,868	61,838,705
	Broadcom Ltd.	United States	335,201	88,462,896
[a]	CoStar Group Inc.	United States	141,904	41,968,108
[a]	Electronic Arts Inc.	United States	280,936	33,599,946
[a]	Facebook Inc., A	United States	1,164,741	209,723,265
[a]	Fiserv Inc.	United States	247,117	31,984,353
[a]	InterXion Holding NV	Netherlands	535,277	28,578,439
	KLA-Tencor Corp.	United States	175,778	19,140,466
	Mastercard Inc., A	United States	1,174,305	174,701,355
	Microsoft Corp.	United States	1,700,250	141,426,795
	Monolithic Power Systems	United States	184,899	22,496,661
	NVIDIA Corp.	United States	319,803	66,138,458
[a]	Palo Alto Networks Inc.	United States	139,845	20,585,184
[a]	PayPal Holdings Inc.	United States	281,628	20,434,928
[a]	Q2 Holdings Inc.	United States	226,885	9,653,957
[a]	Salesforce.com Inc.	United States	569,618	58,294,706
[a,b]	Sea Ltd., ADR	Singapore	195,700	2,951,156
[a]	ServiceNow Inc.	United States	563,952	71,266,614
[a]	Tyler Technologies Inc.	United States	114,597	20,316,902
	Visa Inc., A	United States	1,273,628	140,073,608
	Xilinx Inc.	United States	441,225	32,513,870
[a]	Zendesk Inc.	United States	604,286	18,732,866

				1,849,918,615

	Materials 2.2%

	Albemarle Corp.	United States	138,377	19,495,936
[a]	Axalta Coating Systems Ltd.	United States	413,701	13,755,558
	Ecolab Inc.	United States	177,726	23,221,679
[a]	Ingevity Corp.	United States	376,584	26,824,078

				83,297,251

	Real Estate 5.3%

	American Tower Corp.	United States	387,587	55,684,624
	Equinix Inc.	United States	111,661	51,754,874
[a]	SBA Communications Corp., A	United States	559,919	88,008,068

				195,447,566

	Telecommunication Services 0.5%

[a]	T-Mobile U.S. Inc.	United States	296,083	17,696,881

	Total Common Stocks (Cost $1,973,867,027)			3,702,577,807

franklintempleton.com	Semiannual Report	41

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)

		Country	Shares	Value

	Preferred Stocks 0.5%
	Consumer Discretionary 0.4%
[a,c,d]	Proterra Inc., pfd., 5, 144A.	United States	2,362,202	$13,086,268
[a,c,d]	Proterra Inc., pfd., 6	United States	596,775	3,306,050

				16,392,318

	Information Technology 0.1%
[a,c,d]	Tanium Inc., pfd., G	United States	805,800	4,000,233

	Total Preferred Stocks (Cost $19,202,901)			20,392,551

	Total Investments before Short Term Investments (Cost $1,993,069,928)			3,722,970,358

	Short Term Investments 0.1%

	Money Market Funds (Cost $10,605) 0.0%†
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	10,605	10,605

[g]	Investments from Cash Collateral Received for Loaned Securities (Cost $2,682,500) 0.1%
	Money Market Funds 0.1%
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	2,682,500	2,682,500

	Total Investments (Cost $1,995,763,033) 100.3%			3,725,663,463
	Other Assets, less Liabilities (0.3)%			(12,686,100)

	Net Assets 100.0%			$3,712,977,363

See Abbreviations on page 81.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at October 31, 2017. See Note 1(d).

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 7 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

gSee Note 1(d) regarding securities on loan.

42	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.60		$16.37		$18.83	$18.20	$14.26	$12.84

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)		(0.11)		(0.08)	(0.12)	(0.15)	(0.09)

Net realized and unrealized gains (losses)	1.74		3.34		(2.03)	1.57	4.75	1.87

Total from investment operations	1.67		3.23		(2.11)	1.45	4.60	1.78

Less distributions from net realized gains	—		—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of period	$21.27		$19.60		$16.37	$18.83	$18.20	$14.26

Total return[c]	8.52%		19.73%		(11.28)%	8.34%	32.40%	14.35%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.13%		1.10%		1.13%	1.16%	1.20%	1.33%

Expenses net of waiver and payments by affiliates	1.11%	[e]	1.08%	[e]	1.11% [e]	1.16% [f]	1.20% [f]	1.33%

Net investment income (loss)	(0.69)%		(0.61)%		(0.44)%	(0.66)%	(0.85)%	(0.68)%

Supplemental data

Net assets, end of period (000’s)	$683,307		$719,752		$792,072	$1,164,218	$851,317	$327,882

Portfolio turnover rate	13.97%		29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.71		$14.07		$16.36	$16.03	$12.70	$11.57

Income from investment operations[a]:

Net investment income (loss)[b]	(0.12)		(0.21)		(0.18)	(0.22)	(0.24)	(0.16)

Net realized and unrealized gains (losses)	1.48		2.85		(1.76)	1.37	4.23	1.65

Total from investment operations	1.36		2.64		(1.94)	1.15	3.99	1.49

Less distributions from net realized gains	—		—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of period	$18.07		$16.71		$14.07	$16.36	$16.03	$12.70

Total return[c]	8.14%		18.76%		(11.95)%	7.58%	31.57%	13.41%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.88%		1.85%		1.88%	1.87%	1.90%	2.03%

Expenses net of waiver and payments by affiliates	1.86%	[e]	1.83%	[e]	1.86% [e]	1.87% [f]	1.90% [f]	2.03%

Net investment income (loss)	(1.44)%		(1.36)%		(1.19)%	(1.37)%	(1.55)%	(1.38)%

Supplemental data

Net assets, end of period (000’s)	$132,005		$142,539		$157,175	$225,105	$187,271	$77,644

Portfolio turnover rate	13.97%		29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014	2013
Class R
Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.74		$15.70		$18.11	$17.57	$13.81	$12.48

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)		(0.15)		(0.12)	(0.16)	(0.18)	(0.11)

Net realized and unrealized gains (losses)	1.66		3.19		(1.94)	1.52	4.60	1.80

Total from investment operations	1.57		3.04		(2.06)	1.36	4.42	1.69

Less distributions from net realized gains	—		—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of period	$20.31		$18.74		$15.70	$18.11	$17.57	$13.81

Total return[c]	8.38%		19.36%		(11.46)%	8.12%	32.15%	14.04%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.38%		1.35%		1.38%	1.37%	1.40%	1.53%

Expenses net of waiver and payments by affiliates	1.36%	[e]	1.33%	[e]	1.36% [e]	1.37% [f]	1.40% [f]	1.53%

Net investment income (loss)	(0.94)%		(0.86)%		(0.69)%	(0.87)%	(1.05)%	(0.88)%

Supplemental data

Net assets, end of period (000’s)	$74,697		$79,995		$79,929	$92,455	$51,190	$15,783

Portfolio turnover rate	13.97%		29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014[a]

Class R6
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$21.06		$17.52		$20.02	$19.21	$14.64

Income from investment operations[b]:

Net investment income (loss)[c]	(0.02)		(0.03)		0.01	(0.03)	(0.06)

Net realized and unrealized gains (losses)	1.88		3.57		(2.16)	1.66	5.29

Total from investment operations.	1.86		3.54		(2.15)	1.63	5.23

Less distributions from net realized gains	—		—		(0.35)	(0.82)	(0.66)

Net asset value, end of period.	$22.92		$21.06		$17.52	$20.02	$19.21

Total return[d]	8.83%		20.21%		(10.81)%	8.91%	35.80%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.64%		0.63%		0.63%	0.66%	0.72%

Expenses net of waiver and payments by affiliates	0.62%	[f]	0.61%	[f]	0.61% [f]	0.66% [g]	0.72% [g]

Net investment income (loss)	(0.20)%		(0.14)%		0.06%	(0.16)%	(0.37)%

Supplemental data

Net assets, end of period (000’s)	$915,732		$858,972		$846,724	$844,293	$87,777

Portfolio turnover rate	13.97%		29.93%		43.99%	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$20.88		$17.41		$19.94	$19.17	$14.94	$13.41

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)		(0.07)		(0.04)	(0.07)	(0.11)	(0.05)

Net realized and unrealized gains (losses)	1.86		3.54		(2.14)	1.66	5.00	1.94

Total from investment operations	1.81		3.47		(2.18)	1.59	4.89	1.89

Less distributions from net realized gains	—		—		(0.35)	(0.82)	(0.66)	(0.36)

Net asset value, end of period	$22.69		$20.88		$17.41	$19.94	$19.17	$14.94

Total return[c]	8.67%		19.93%		(11.06)%	8.65%	32.87%	14.56%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.88%		0.85%		0.88%	0.87%	0.90%	1.03%

Expenses net of waiver and payments by affiliates	0.86%	[e]	0.83%	[e]	0.86% [e]	0.87% [f]	0.90% [f]	1.03%

Net investment income (loss)	(0.44)%		(0.36)%		(0.19)%	(0.37)%	(0.55)%	(0.38)%

Supplemental data

Net assets, end of period (000’s)	$758,993		$805,661		$850,975	$1,077,822	$427,406	$91,687

Portfolio turnover rate	13.97%		29.93%		43.99%	30.15%	40.35%	41.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2017 (unaudited)

Franklin Small Cap Growth Fund

	Shares	Value
Common Stocks 97.2%
Consumer Discretionary 13.4%
[a]At Home Group Inc.	792,800	$16,252,400
[a,b]Boot Barn Holdings Inc.	1,674,939	13,784,748
[a]Buffalo Wild Wings Inc.	120,500	14,243,100
[a]Dave & Buster’s Entertainment Inc.	445,900	21,492,380
[a,c,d]DraftKings Inc.	9,905,685	15,448,919
[a,e]Duluth Holdings Inc.	973,942	20,121,642
[a]Five Below Inc.	365,400	20,188,350
[a]Global Eagle Entertainment Inc.	2,049,456	4,980,178
[a]Grand Canyon Education Inc.	307,800	27,551,178
[a]The Habit Restaurants Inc., A	613,100	7,541,130
[a]IMAX Corp.	1,003,600	24,337,300
[a]Laureate Education Inc., A	1,267,200	16,942,464
Lithia Motors Inc.	253,300	28,668,494
[a]M/I Homes Inc.	949,876	31,725,858
[a]National Vision Holdings Inc.	35,700	1,028,160
[a]Shutterfly Inc.	265,400	11,332,580
[a,b,e]Sportsman’s Warehouse Holdings Inc.	4,162,000	17,064,200
Tenneco Inc.	329,400	19,141,434
Wingstop Inc.	982,529	33,278,257

		345,122,772

Consumer Staples 2.5%
[a]Hostess Brands Inc., A	1,991,100	22,957,383
[a]Smart & Final Stores Inc.	3,244,100	19,464,600
[a]TreeHouse Foods Inc.	346,400	22,994,032

		65,416,015

Energy 3.0%
[a]Matador Resources Co.	1,002,839	26,625,375
[a]Resolute Energy Corp.	516,200	15,501,486
[a]SRC Energy Inc.	2,013,800	19,211,652
[a]Superior Energy Services Inc.	1,711,400	15,094,548

		76,433,061

Financials 7.6%
[a]CF Corp., A	788,900	8,599,010
Chemical Financial Corp.	265,923	14,011,483
Evercore Inc.	265,200	21,242,520
Houlihan Lokey Inc.	429,700	17,888,411
LegacyTexas Financial Group Inc.	408,300	16,287,087
MB Financial Inc.	628,400	28,868,696
Pinnacle Financial Partners Inc.	499,804	33,087,025
[a]PRA Group Inc.	641,200	17,889,480
[a]Western Alliance Bancorp.	648,700	36,197,460

		194,071,172

Health Care 17.0%
[a]Aclaris Therapeutics Inc.	412,716	10,404,570
[a]American Renal Associates Holdings Inc.	668,900	8,113,757
[a]Amicus Therapeutics Inc.	724,700	10,319,728
[a,b]Aratana Therapeutics Inc.	2,697,019	15,453,919
[a]Array BioPharma Inc.	1,401,200	14,642,540
[a]AveXis Inc.	136,085	14,222,243
[a]Clovis Oncology Inc.	103,600	7,808,332

48	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a,e]Collegium Pharmaceutical Inc.	899,800	$9,294,934
[a]Corium International Inc.	851,750	8,585,640
[a]DexCom Inc.	566,800	25,488,996
[a]Edge Therapeutics Inc.	657,000	7,135,020
[a,e]Foamix Pharmaceuticals Ltd. (Israel)	457,580	2,795,814
[a]G1 Therapeutics Inc.	244,600	5,779,898
[a]HealthEquity Inc.	273,116	13,715,886
[a]Heron Therapeutics Inc.	1,185,993	18,204,993
[a]Integer Holdings Corp.	782,000	38,005,200
[a]Iovance Biotherapeutics Inc.	1,422,800	11,062,270
[a]iRhythm Technologies Inc.	681,797	34,737,557
[a]Karyopharm Therapeutics Inc.	1,277,686	13,045,174
[a]Loxo Oncology Inc.	106,458	9,172,421
[a]Neogen Corp.	354,500	28,430,900
[a,e]Neos Therapeutics Inc.	608,738	6,330,875
[a]Nevro Corp.	513,500	44,972,330
[a]Penumbra Inc.	172,100	17,304,655
[a,b]Pfenex Inc.	1,175,631	3,714,994
[a]Revance Therapeutics Inc.	933,800	24,278,800
[a]Sage Therapeutics Inc.	142,100	8,992,088
[a,e]TG Therapeutics Inc.	875,000	7,131,250
[a,e]TherapeuticsMD Inc.	2,627,000	12,399,440
[a]Tivity Health Inc.	110,178	5,095,733

		436,639,957

Industrials 18.8%
Allegiant Travel Co.	236,848	32,306,067
Altra Industrial Motion Corp.	666,400	31,920,560
[a]Astronics Corp.	1,074,519	36,963,453
[a]Beacon Roofing Supply Inc.	674,100	37,351,881
Cubic Corp.	547,400	29,860,670
[a,b]Echo Global Logistics Inc.	1,403,825	33,761,991
Granite Construction Inc.	328,000	20,890,320
Kennametal Inc.	852,000	37,189,800
[a,b]The KeyW Holding Corp.	3,006,882	22,701,959
[a]Mercury Systems Inc.	1,024,700	51,716,609
Mobile Mini Inc.	750,400	24,838,240
[a]Spirit Airlines Inc.	747,900	27,739,611
Steelcase Inc., A	812,383	11,820,173
[a]Univar Inc.	1,326,932	39,476,227
US Ecology Inc.	902,090	42,894,380

		481,431,941

Information Technology 32.5%
[a]2U Inc.	1,280,472	81,476,433
[a]Alarm.com Holdings Inc.	620,424	28,961,392
[a]Bazaarvoice Inc.	2,946,550	14,217,104
[a]BroadSoft Inc.	579,974	31,811,574
[a]Callidus Software Inc.	1,411,800	35,789,130
[a]Cavium Inc.	519,200	35,819,608
Cognex Corp.	215,300	26,514,195
[a]Envestnet Inc.	607,022	32,414,975
[a]FARO Technologies Inc.	276,193	14,306,798

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]ForeScout Technologies Inc.	51,300	$1,326,105
[a]Guidewire Software Inc.	405,700	32,447,886
[a]Hubspot Inc.	438,429	37,946,030
[a]Inphi Corp.	710,100	29,099,898
[a]Integrated Device Technology Inc.	1,525,400	47,394,178
[a]InterXion Holding NV (Netherlands)	480,595	25,658,967
[a]Lattice Semiconductor Corp.	4,092,400	23,940,540
[a]MACOM Technology Solutions Holdings Inc.	525,700	21,490,616
ManTech International Corp., A	237,300	11,013,093
[a]MongoDB Inc.	13,500	411,480
Monolithic Power Systems	173,700	21,134,079
[a]Nanometrics Inc.	558,400	15,785,968
[a]Paylocity Holding Corp.	747,832	39,941,707
[a]Proofpoint Inc.	134,400	12,419,904
[a]Pure Storage Inc., A	1,935,900	31,806,837
[a]Q2 Holdings Inc.	622,300	26,478,865
[a]RealPage Inc.	421,200	18,237,960
[a]Twilio Inc., A	919,702	29,384,479
[a]ViaSat Inc.	492,183	32,041,113
[a]WEX Inc.	227,100	28,067,289
[a]Zendesk Inc.	1,483,714	45,995,134

		833,333,337

Materials 1.2%
[a]Ingevity Corp.	420,200	29,930,846

Real Estate 1.2%
Coresite Realty Corp.	289,100	32,017,825

Total Common Stocks (Cost $1,892,179,022)		2,494,396,926

Preferred Stocks 1.5%
Consumer Discretionary 0.9%
[a,c,d]Proterra Inc., pfd., 5, 144A	1,787,047	9,899,990
[a,c,d]Proterra Inc., pfd., 6	877,611	4,861,842
[a,c,d]Tula Technology Inc., E	3,611,111	6,500,000

		21,261,832

Information Technology 0.6%
[a,c,d]Smule Inc., pfd., G, 144A	1,542,673	13,122,593
[a,c,d]Smule Inc., pfd., H, 144A	352,675	2,999,995

		16,122,588

Total Preferred Stocks (Cost $34,461,833)		37,384,420

Total Investments before Short Term Investments (Cost $1,926,640,855)		2,531,781,346

Short Term Investments 3.8%
Money Market Funds (Cost $37,767,775) 1.5%

[f,g]Institutional Fiduciary Trust Money Market Portfolio, 0.69%	37,767,775	37,767,775

50	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Shares	Value
[h]Investments from Cash Collateral Received for Loaned Securities (Cost $58,065,150) 2.3%
Money Market Funds 2.3%
[f,g]Institutional Fiduciary Trust Money Market Portfolio, 0.69%	58,065,150	$58,065,150

Total Investments (Cost $2,022,473,780) 102.5%		2,627,614,271
Other Assets, less Liabilities (2.5)%		(62,881,134)

Net Assets 100.0%		$2,564,733,137

aNon-income producing.

bSee Note 9 regarding holdings of 5% voting securities.

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 7 regarding restricted securities.

eA portion or all of the security is on loan at October 31, 2017. See Note 1(d).

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day yield at period end.

hSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	51

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$34.35		$31.84	$38.38	$40.42	$38.01	$38.51

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)		(0.11)	(0.03)[c]	(0.14)	(0.20)	(0.10)

Net realized and unrealized gains (losses)	3.32		4.73	(3.37)	5.71	8.39	3.08

Total from investment operations	3.23		4.62	(3.40)	5.57	8.19	2.98

Less distributions from net realized gains	—		(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of period	$37.58		$34.35	$31.84	$38.38	$40.42	$38.01

Total return[d]	9.40%		15.01%	(9.02)%	15.78%	21.99%	8.95%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.03%		0.95%	0.96%	0.94%	0.96%	0.98%

Expenses net of waiver and payments by affiliates	1.01%	[f]	0.94% [f]	0.95% [f]	0.94% [g]	0.96% [f,g]	0.98%

Net investment income (loss)	(0.43)%		(0.34)%	(0.08)% [c]	(0.35)%	(0.48)%	(0.27)%

Supplemental data

Net assets, end of period (000’s)	$2,306,834		$2,303,113	$2,231,822	$2,535,853	$2,371,448	$2,355,507

Portfolio turnover rate	26.02%		35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

52	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017	2016	2015	2014	2013

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$25.59		$24.40	$30.43	$33.78	$32.80	$33.97

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)		(0.27)	(0.23)[c]	(0.36)	(0.43)	(0.32)

Net realized and unrealized gains (losses)	2.47		3.57	(2.66)	4.62	7.19	2.63

Total from investment operations	2.30		3.30	(2.89)	4.26	6.76	2.31

Less distributions from net realized gains	—		(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of period	$27.89		$25.59	$24.40	$30.43	$33.78	$32.80

Total return[d]	8.99%		14.15%	(9.72)%	14.96%	21.04%	8.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.78%		1.70%	1.71%	1.69%	1.71%	1.73%

Expenses net of waiver and payments by affiliates	1.76%	[f]	1.69% [f]	1.70% [f]	1.69% [g]	1.71% [f,g]	1.73%

Net investment income (loss)	(1.18)%		(1.09)%	(0.83)% [c]	(1.10)%	(1.23)%	(1.02)%

Supplemental data

Net assets, end of period (000’s)	$345,839		$371,262	$377,024	$448,722	$404,923	$348,144

Portfolio turnover rate	26.02%		35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	53

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017	2016	2015	2014	2013

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$31.87		$29.75	$36.18	$38.61	$36.61	$37.32

Income from investment operations[a]:

Net investment income (loss)[b]	(0.13)		(0.18)	(0.11)[c]	(0.23)	(0.29)	(0.18)

Net realized and unrealized gains (losses)	3.08		4.41	(3.18)	5.41	8.07	2.95

Total from investment operations	2.95		4.23	(3.29)	5.18	7.78	2.77

Less distributions from net realized gains	—		(2.11)	(3.14)	(7.61)	(5.78)	(3.48)

Net asset value, end of period	$34.82		$31.87	$29.75	$36.18	$38.61	$36.61

Total return[d]	9.26%		14.70%	(9.24)%	15.52%	21.66%	8.66%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.28%		1.19%	1.21%	1.19%	1.21%	1.23%

Expenses net of waiver and payments by affiliates	1.26%	[f]	1.18% [f]	1.20% [f]	1.19% [g]	1.21% [f,g]	1.23%

Net investment income (loss)	(0.68)%		(0.58)%	(0.33)% [c]	(0.60)%	(0.73)%	(0.52)%

Supplemental data

Net assets, end of period (000’s)	$74,881		$81,864	$86,989	$96,593	$85,921	$65,397

Portfolio turnover rate	26.02%		35.46%	38.72%	47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017		2016		2015		2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$37.51		$34.43		$41.04		$42.53		$38.96

Income from investment operations[b]:

Net investment income[c]	0.02		0.05		0.15	[d]	0.05		0.01

Net realized and unrealized gains (losses)	3.64		5.14		(3.62)		6.07		9.34

Total from investment operations.	3.66		5.19		(3.47)		6.12		9.35

Less distributions from net realized gains	—		(2.11)		(3.14)		(7.61)		(5.78)

Net asset value, end of period.	$41.17		$37.51		$34.43		$41.04		$42.53

Total return[e]	9.76%		15.51%		(8.54)%		16.32%		24.43%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.49%		0.48%		0.48%		0.48%		0.47%

Expenses net of waiver and payments by affiliates	0.47%	[g]	0.47%	[g]	0.47%	[g]	0.48%	[h]	0.47%	[g,h]

Net investment income.	0.11%		0.13%		0.40%	[d]	0.11%		0.01%

Supplemental data

Net assets, end of period (000’s)	$249,425		$222,577		$242,237		$206,548		$157,153

Portfolio turnover rate	26.02%		35.46%		38.72%		47.98%		40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2017		Year Ended April 30,
	(unaudited)		2017	2016		2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$37.11		$34.15	$40.83		$42.44	$39.56	$39.83

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)		(0.03)	0.06	[c]	(0.04)	(0.10)	(0.01)

Net realized and unrealized gains (losses)	3.59		5.10	(3.60)		6.04	8.76	3.22

Total from investment operations	3.54		5.07	(3.54)		6.00	8.66	3.21

Less distributions from net realized gains	—		(2.11)	(3.14)		(7.61)	(5.78)	(3.48)

Net asset value, end of period	$40.65		$37.11	$34.15		$40.83	$42.44	$39.56

Total return[d]	9.54%		15.28%	(8.79)%		16.09%	22.30%	9.21%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.78%		0.70%	0.71%		0.69%	0.71%	0.73%

Expenses net of waiver and payments by affiliates	0.76%	[f]	0.69% [f]	0.70%	[f]	0.69% [g]	0.71% [f,g]	0.73%

Net investment income (loss)	(0.18)%		(0.09)%	0.17%	[c]	(0.10)%	(0.23)%	(0.02)%

Supplemental data

Net assets, end of period (000’s)	$567,978		$584,840	$551,176		$708,617	$650,426	$909,895

Portfolio turnover rate	26.02%		35.46%	38.72%		47.98%	40.82%	43.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2017 (unaudited)

Franklin Small-Mid Cap Growth Fund

		Shares	Value
	Common Stocks 99.3%
	Consumer Discretionary 13.6%
[a]	Burlington Stores Inc.	186,200	$17,482,318
	Delphi Automotive PLC	519,200	51,598,096
[a]	Dollar Tree Inc.	506,600	46,227,250
	Dominos Pizza Inc.	147,000	26,901,000
[a,b,c]	DraftKings Inc.	7,974,537	12,437,097
	Expedia Inc.	299,000	37,273,340
[a]	Grand Canyon Education Inc.	408,000	36,520,080
[a]	Laureate Education Inc., A	645,300	8,627,661
[a]	Liberty Broadband Corp., C	428,500	37,403,765
	MGM Resorts International	120,000	3,762,000
[a]	National Vision Holdings Inc.	53,400	1,537,920
	Newell Brands Inc.	677,276	27,619,315
[a]	Norwegian Cruise Line Holdings Ltd.	515,000	28,711,250
[a]	NVR Inc.	18,100	59,392,797
[a]	O’Reilly Automotive Inc.	83,300	17,572,135
	Ross Stores Inc.	487,700	30,964,073
	Thor Industries Inc.	116,500	15,869,630
	Tractor Supply Co.	331,900	20,000,294
	Vail Resorts Inc.	8,000	1,832,160

			481,732,181

	Consumer Staples 4.2%
	Church & Dwight Co. Inc.	721,800	32,603,706
[a]	Hostess Brands Inc., A	726,300	8,374,239
	Lamb Weston Holdings Inc.	125,000	6,373,750
[a]	Monster Beverage Corp.	538,900	31,218,477
	Pinnacle Foods Inc.	607,000	33,032,940
[a]	Post Holdings Inc.	433,000	35,908,690

			147,511,802

	Energy 2.1%
	Cabot Oil & Gas Corp., A	1,039,510	28,794,427
[a]	Concho Resources Inc.	82,500	11,072,325
[a]	Jagged Peak Energy Inc.	1,560,000	21,668,400
[d]	RPC Inc.	546,400	13,282,984

			74,818,136

	Financials 7.9%
	Affiliated Managers Group Inc.	187,000	34,875,500
	Arthur J. Gallagher & Co.	659,000	41,734,470
	CBOE Global Markets Inc.	262,000	29,621,720
	First Republic Bank/CA	283,000	27,564,200
	MarketAxess Holdings Inc.	150,500	26,187,000
	Moody’s Corp.	201,000	28,624,410
	The Progressive Corp.	336,000	16,346,400
[a]	SVB Financial Group	180,100	39,492,328
[a]	Western Alliance Bancorp.	65,000	3,627,000
	Willis Towers Watson PLC	187,600	30,218,608

			278,291,636

	Health Care 14.0%
[a]	ABIOMED Inc.	45,500	8,777,860
[a]	Acadia Pharmaceuticals Inc.	260,049	9,057,507
[a]	Agios Pharmaceuticals Inc.	55,100	3,541,277

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care (continued)
[a] Alkermes PLC	146,100	$7,123,836
[a] Alnylam Pharmaceuticals Inc.	37,000	4,508,080
[a] BioMarin Pharmaceutical Inc.	215,766	17,712,231
[a] Bioverativ Inc.	126,100	7,124,650
[a] Centene Corp.	58,000	5,432,860
[a] Cerner Corp.	373,502	25,218,855
The Cooper Cos. Inc.	70,300	16,890,278
[a] DexCom Inc.	268,314	12,066,080
[a] Edwards Lifesciences Corp.	494,600	50,562,958
[a] Exelixis Inc.	356,600	8,840,114
[a] Hologic Inc.	810,000	30,658,500
[a] Illumina Inc.	217,000	44,526,230
[a] Incyte Corp.	230,614	26,117,035
[a] Insulet Corp.	284,217	16,714,802
[a] Ionis Pharmaceuticals Inc.	78,000	4,454,580
[a] iRhythm Technologies Inc.	191,450	9,754,377
[a] Jazz Pharmaceuticals PLC	61,000	8,633,330
[a] Mettler-Toledo International Inc.	78,800	53,791,244
[a] Neurocrine Biosciences Inc.	214,842	13,343,837
[a] Nevro Corp.	221,500	19,398,970
[a] Penumbra Inc.	161,647	16,253,606
[a] Revance Therapeutics Inc.	344,100	8,946,600
[a] Seattle Genetics Inc.	81,500	4,996,765
[a] Tesaro Inc.	64,545	7,472,375
[a] Waters Corp.	140,000	27,447,000
Zoetis Inc.	409,000	26,102,380

		495,468,217

Industrials 16.7%
Acuity Brands Inc.	34,300	5,734,960
Allegiant Travel Co.	60,609	8,267,068
BWX Technologies Inc.	284,000	17,017,280
Cummins Inc.	69,000	12,204,720
Dun & Bradstreet Corp.	253,500	29,616,405
Fortive Corp.	363,100	26,237,606
[a] Gardner Denver Holdings Inc.	384,780	11,100,903
Hexcel Corp.	656,709	39,855,669
IDEX Corp.	175,000	22,436,750
[a] IHS Markit Ltd.	901,815	38,426,337
J.B. Hunt Transport Services Inc.	281,000	29,895,590
Old Dominion Freight Line Inc.	103,000	12,476,390
Republic Services Inc.	260,000	16,918,200
Rockwell Automation Inc.	311,700	62,595,594
Rockwell Collins Inc.	146,700	19,892,520
Roper Technologies Inc.	327,530	84,558,420
Snap-on Inc.	20,000	3,155,600
Stanley Black & Decker Inc.	215,000	34,733,250
Textron Inc.	443,800	23,406,012
[a] Univar Inc.	922,000	27,429,500
[a] Verisk Analytics Inc.	402,800	34,258,140
[a] WABCO Holdings Inc.	226,000	33,350,820

		593,567,734

58	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Information Technology 31.9%
[a]	2U Inc.	992,100	$63,127,323
[a]	Alarm.com Holdings Inc.	377,000	17,598,360
	Alliance Data Systems Corp.	62,000	13,871,260
	Amphenol Corp., A	440,000	38,280,000
	Analog Devices Inc.	508,500	46,426,050
[a]	ANSYS Inc.	140,200	19,166,742
[a]	Atlassian Corp. PLC (Australia)	420,000	20,315,400
[a]	Autodesk Inc.	415,000	51,858,400
[a]	Black Knight Inc.	155,000	7,029,250
[a]	Blackline Inc.	130,000	4,617,600
[a]	Cavium Inc.	305,000	21,041,950
	Cognex Corp.	486,800	59,949,420
[a]	CoStar Group Inc.	156,700	46,344,025
	CSRA Inc.	1,025,347	32,800,851
	DXC Technology Co	260,000	23,795,200
	Fidelity National Information Services Inc.	500,900	46,463,484
[a]	Fiserv Inc.	207,000	26,792,010
[a]	FleetCor Technologies Inc.	185,300	30,624,531
[a]	ForeScout Technologies Inc.	76,000	1,964,600
[a]	GoDaddy Inc., A	981,800	45,850,060
[a]	Guidewire Software Inc.	162,000	12,956,760
[a,d]	Inphi Corp.	488,000	19,998,240
[a]	Integrated Device Technology Inc.	617,000	19,170,190
[a]	IPG Photonics Corp.	19,000	4,045,290
	KLA-Tencor Corp.	325,000	35,389,250
	Lam Research Corp.	236,000	49,222,520
	LogMeIn Inc.	166,000	20,094,300
	Microchip Technology Inc.	479,800	45,485,040
[a]	MongoDB Inc.	19,200	585,216
	Monolithic Power Systems	174,500	21,231,415
[a]	Palo Alto Networks Inc.	122,100	17,973,120
[a]	Q2 Holdings Inc.	181,700	7,731,335
[a]	Red Hat Inc.	150,500	18,184,915
[a]	ServiceNow Inc.	487,600	61,618,012
[a]	Shopify Inc., A (Canada)	20,000	1,989,800
[a]	Square Inc., A	548,000	20,380,120
	Symantec Corp.	202,000	6,565,000
[a]	Vantiv Inc., A	818,700	57,309,000
[a]	ViaSat Inc.	442,050	28,777,455
[a]	Wix.com Ltd. (Israel)	63,000	4,397,400
[a]	Workday Inc., A	350,000	38,846,500
[a]	Zendesk Inc.	615,000	19,065,000

			1,128,932,394

	Materials 4.6%
	Albemarle Corp.	90,000	12,680,100
	Avery Dennison Corp.	100,000	10,617,000
[a]	Axalta Coating Systems Ltd.	940,203	31,261,750
	Ball Corp.	442,000	18,975,060
[a]	Ingevity Corp.	317,780	22,635,469
	International Flavors & Fragrances Inc.	171,000	25,208,820
	Packaging Corp. of America	151,000	17,556,770

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials (continued)
	Vulcan Materials Co	203,000	$24,715,250

			163,650,219

	Real Estate 4.3%
	American Campus Communities Inc.	368,000	15,301,440
[a]	CBRE Group Inc.	677,100	26,623,572
	Equinix Inc.	125,478	58,159,053
[a]	SBA Communications Corp., A	340,000	53,441,200

			153,525,265

	Total Common Stocks (Cost $2,423,838,605)		3,517,497,584

	Preferred Stocks (Cost $7,135,914) 0.2%
	Consumer Discretionary 0.2%
[a,b,c]	Proterra Inc., pfd., 5, 144A	1,416,913	7,849,500

	Total Investments before Short Term Investments (Cost $2,430,974,519)		3,525,347,084

	Short Term Investments 0.9%
	Money Market Funds (Cost $20,134,072) 0.6%
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	20,134,072	20,134,072

[g]	Investments from Cash Collateral Received for Loaned Securities (Cost $12,640,700) 0.3%
	Money Market Funds 0.3%
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	12,640,700	12,640,700

	Total Investments (Cost $2,463,749,291) 100.4%		3,558,121,856
	Other Assets, less Liabilities (0.4)%		(13,165,074)

	Net Assets 100.0%		$3,544,956,782

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at October 31, 2017. See Note 1(d).

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day yield at period end.

gSee Note 1(d) regarding securities on loan.

60	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

October 31, 2017 (unaudited)

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$ 80,142,967	$1,993,069,928	$1,764,832,757	$2,430,974,519
Cost - Non-controlled affiliates (Note 3f and 9)	183,850	2,693,105	257,641,023	32,774,772

Value - Unaffiliated issuers	$100,998,783	$3,722,970,358	$2,425,299,535	$3,525,347,084
Value - Non-controlled affiliates (Note 3f and 9)	183,850	2,693,105	202,314,736	32,774,772
Cash	775	—	—	—
Receivables:
Investment securities sold	—	13,984,364	8,097,075	5,730,079
Capital shares sold.	45,476	23,485,288	1,083,776	3,978,094
Dividends	35,215	851,803	109,519	221,184
Due from custodian	—	—	68,475	—
Other assets	41	1,001	829	1,016

Total assets	101,264,140	3,763,985,919	2,636,973,945	3,568,052,229

Liabilities:
Payables:
Investment securities purchased	—	9,024,787	5,023,923	—
Capital shares redeemed	84,246	25,545,370	6,252,761	4,222,008
Management fees	60,234	1,698,857	1,318,995	1,388,355
Distribution fees	30,729	847,040	283,383	840,569
Transfer agent fees.	21,770	2,123,450	1,011,131	3,795,531
Trustees’ fees and expenses	159	—	1,107	697
Funds advanced by custodian	—	8,964,616	—	—
Payable upon return of securities loaned	—	2,682,500	58,133,625	12,640,700
Accrued expenses and other liabilities	30,178	121,936	215,883	207,587

Total liabilities	227,316	51,008,556	72,240,808	23,095,447

Net assets, at value	$101,036,824	$3,712,977,363	$2,564,733,137	$3,544,956,782

Net assets consist of:
Paid-in capital	$ 84,524,609	$1,694,830,885	$1,918,372,933	$2,164,476,485
Undistributed net investment income (loss)	(153,816)	(9,181,293)	(10,488,198)	(11,281,481)
Net unrealized appreciation (depreciation)	20,855,816	1,729,900,430	605,140,491	1,094,372,565
Accumulated net realized gain (loss)	(4,189,785)	297,427,341	51,707,911	297,389,213

Net assets, at value	$101,036,824	$3,712,977,363	$2,564,733,137	$3,544,956,782

+Includes securities loaned	$ —	$ 2,789,800	$ 57,169,978	$ 12,542,710

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	61

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2017 (unaudited)

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Class A:
Net assets, at value	$67,852,568	$2,356,734,460	$683,306,811	$2,306,834,411

Shares outstanding	4,346,292	60,609,537	32,131,137	61,379,042

Net asset value per share[a]	$15.61	$38.88	$21.27	$37.58

Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.56	$41.25	$ 22.57	$39.87

Class C:
Net assets, at value	$18,664,553	$ 396,389,738	$132,005,018	$ 345,838,853

Shares outstanding	1,260,878	11,825,471	7,306,023	12,400,076

Net asset value and maximum offering price per share[a]	$14.80	$33.52	$18.07	$27.89

Class R:
Net assets, at value	$ 164,011	$ 46,761,924	$ 74,696,546	$ 74,880,865

Shares outstanding	10,645	1,250,455	3,677,801	2,150,286

Net asset value and maximum offering price per share	$15.41	$37.40	$20.31	$34.82

Class R6:
Net assets, at value	$ 858,410	$ 353,808,426	$915,731,849	$ 249,424,785

Shares outstanding	54,043	8,469,324	39,960,404	6,057,914

Net asset value and maximum offering price per share	$15.88	$41.78	$22.92	$41.17

Advisor Class:
Net assets, at value	$13,497,282	$ 559,282,815	$758,992,913	$ 567,977,868

Shares outstanding	852,498	13,510,638	33,448,006	13,971,135

Net asset value and maximum offering price per share	$15.83	$41.40	$22.69	$40.65

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

62	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended October 31, 2017 (unaudited)

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 637,989	$ 13,295,211	$ 4,083,089	$ 10,037,100
Non-controlled affiliates (Note 3f and 9)	2,748	74,480	114,048	343,696
Interest:
Unaffiliated issuers	—	—	—	8,968
Income from securities loaned (net of fees and rebates)	—	48,068	1,168,664	97,121
Other income	—	—	42,949	42,629

Total investment income	640,737	13,417,759	5,408,750	10,529,514

Expenses:
Management fees (Note 3a)	523,640	9,987,631	7,938,484	8,282,905
Distribution fees: (Note 3c)
Class A	91,297	2,912,665	871,724	2,971,013
Class C	97,805	1,966,776	671,055	1,783,551
Class R	348	120,293	189,833	203,191
Transfer agent fees: (Note 3e)
Class A	95,201	3,178,652	876,933	4,485,318
Class C	25,503	536,636	168,557	673,166
Class R	269	65,799	95,371	154,369
Class R6	229	1,197	11,257	6,989
Advisor Class	17,784	773,901	983,281	1,073,760
Custodian fees (Note 4)	1,774	16,390	10,784	14,711
Reports to shareholders	8,984	161,837	119,435	162,454
Registration and filing fees	38,101	86,616	64,593	93,102
Professional fees	20,365	33,361	32,120	36,301
Trustees’ fees and expenses	782	15,241	14,463	18,431
Other	4,781	34,980	24,950	33,339

Total expenses	926,863	19,891,975	12,072,840	19,992,600
Expense reductions (Note 4)	(44)	(1,498)	(78)	(8)
Expenses waived/paid by affiliates (Note 3f and 3g)	(190,161)	(1,088,134)	(201,262)	(230,433)

Net expenses	736,658	18,802,343	11,871,500	19,762,159

Net investment income (loss)	(95,921)	(5,384,584)	(6,462,750)	(9,232,645)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	4,974,171	120,310,787	141,938,087	204,500,345
Written options	7,133	—	—	—
Foreign currency transactions	1,276	4	—	—

Net realized gain (loss)	4,982,580	120,310,791	141,938,087	204,500,345

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,266,310)	285,337,587	78,681,519	128,101,980
Non-controlled affiliates (Note 3f and 9)	—	—	(4,418,120)	—
Translation of other assets and liabilities denominated in foreign currencies	—	84,732	—	—

Net change in unrealized appreciation
(depreciation)	(2,266,310)	285,422,319	74,263,399	128,101,980

Net realized and unrealized gain (loss)	2,716,270	405,733,110	216,201,486	332,602,325

Net increase (decrease) in net assets resulting from operations	$2,620,349	$400,348,526	$209,738,736	$323,369,680

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	63

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund
	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(95,921)	$(90,591)	$(5,384,584)	$(8,309,467)
Net realized gain (loss)	4,982,580	(314,124)	120,310,791	270,084,144
Net change in unrealized appreciation (depreciation)	(2,266,310)	20,899,832	285,422,319	141,390,491

Net increase (decrease) in net assets resulting from operations	2,620,349	20,495,117	400,348,526	403,165,168

Distributions to shareholders from:
Net realized gains:
Class A	—	—	—	(44,859,072)
Class C	—	—	—	(8,913,159)
Class R	—	—	—	(1,075,523)
Class R6	—	—	—	(5,023,963)
Advisor Class	—	—	—	(9,033,594)

Total distributions to shareholders	—	—	—	(68,905,311)

Capital share transactions: (Note 2)
Class A	(11,765,077)	(35,011,790)	(171,823,908)	1,519,824,161
Class C	(2,111,395)	(7,689,560)	(35,514,321)	218,581,841
Class R	(7,705)	(130,011)	(8,893,728)	4,640,014
Class R6	(19,443,672)	(16,295,505)	27,139,456	22,457,460
Advisor Class	24,891	100,080	(40,679,204)	224,101,152

Total capital share transactions	(33,302,958)	(59,026,786)	(229,771,705)	1,989,604,628

Net increase (decrease) in net assets	(30,682,609)	(38,531,669)	170,576,821	2,323,864,485
Net assets:
Beginning of period	131,719,433	170,251,102	3,542,400,542	1,218,536,057

End of period	$101,036,824	$131,719,433	$3,712,977,363	$3,542,400,542

Undistributed net investment income (loss) included in net assets:
End of period	$(153,816)	$(57,895)	$(9,181,293)	$(3,796,709)

64	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(6,462,750)	$(11,583,844)	$(9,232,645)	$(12,367,765)
Net realized gain (loss)	141,938,087	111,251,692	204,500,345	296,137,194
Net change in unrealized appreciation (depreciation)	74,263,399	397,379,604	128,101,980	204,507,795

Net increase (decrease) in net assets resulting from operations	209,738,736	497,047,452	323,369,680	488,277,224

Distributions to shareholders from:
Net realized gains:
Class A	—	—	—	(136,505,889)
Class C	—	—	—	(29,638,216)
Class R	—	—	—	(5,497,412)
Class R6	—	—	—	(12,322,477)
Advisor Class	—	—	—	(31,556,678)

Total distributions to shareholders	—	—	—	(215,520,672)

Capital share transactions: (Note 2)
Class A	(92,515,072)	(210,965,256)	(207,836,205)	(104,570,061)
Class C	(20,730,377)	(40,612,322)	(55,946,356)	(25,199,072)
Class R	(11,290,601)	(14,134,257)	(14,107,946)	(11,196,875)
Class R6	(16,923,504)	(157,322,943)	4,535,260	(42,853,407)
Advisor Class	(110,464,211)	(193,970,739)	(68,714,543)	(14,527,511)

Total capital share transactions	(251,923,765)	(617,005,517)	(342,069,790)	(198,346,926)

Net increase (decrease) in net assets	(42,185,029)	(119,958,065)	(18,700,110)	74,409,626
Net assets:
Beginning of period	2,606,918,166	2,726,876,231	3,563,656,892	3,489,247,266

End of period	$2,564,733,137	$2,606,918,166	$3,544,956,782	$3,563,656,892

Undistributed net investment income (loss) included in net assets:
End of period	$(10,488,198)	$(4,025,448)	$(11,281,481)	$(2,048,836)

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FRANKLIN  STRATEGIC  SERIES

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015. Effective April 28, 2017, the fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares.

The following summarizes the Funds’ significant accounting policies.

a.    Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss.

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FRANKLIN  STRATEGIC  SERIES

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

c.    Derivative Financial Instruments (continued)

Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.    Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e.    Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.    Security Transactions, Investment Income, Expenses and

Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended October 31, 2017
Shares sold	205,718	$3,151,211	3,654,426	$135,220,780
Shares redeemed	(974,359)	(14,916,288)	(8,332,140)	(307,044,688)

Net increase (decrease)	(768,641)	$(11,765,077)	(4,677,714)	$(171,823,908)

Year ended April 30, 2017
Shares sold	766,686	$10,993,989	8,855,024	$285,856,595
Shares issued in reinvestment of distributions	—	—	1,336,770	41,439,884
Shares issued on reorganization	—	—	55,853,813	1,797,934,327
Shares redeemed	(3,313,236)	(46,005,779)	(18,813,942)	(605,406,645)

Net increase (decrease)	(2,546,550)	$(35,011,790)	47,231,665	$1,519,824,161

Class C Shares:
Six Months ended October 31, 2017
Shares sold	86,031	$1,252,210	623,267	$19,695,780
Shares redeemed	(231,420)	(3,363,605)	(1,748,126)	(55,210,101)

Net increase (decrease)	(145,389)	$(2,111,395)	(1,124,859)	$(35,514,321)

Year ended April 30, 2017
Shares sold	210,816	$2,860,457	905,877	$25,435,592
Shares issued in reinvestment of distributions	—	—	320,376	8,618,123
Shares issued on reorganization	—	—	10,841,658	304,433,926
Shares redeemed	(801,361)	(10,550,017)	(4,303,742)	(119,905,800)

Net increase (decrease)	(590,545)	$(7,689,560)	7,764,169	$218,581,841

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FRANKLIN  STRATEGIC  SERIES

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

2.  Shares of Beneficial Interest (continued)

	Franklin Focused Core Equity Fund		Franklin Growth Opportunities Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Six Months ended October 31, 2017
Shares sold	4,790	$72,450	91,719	$3,214,258
Shares redeemed	(5,233)	(80,155)	(345,560)	(12,107,986)

Net increase (decrease)	(443)	$(7,705)	(253,841)	$(8,893,728)

Year ended April 30, 2017
Shares sold	1,428	$19,514	11,331	$316,184
Shares issued in reinvestment of distributions	—	—	35,650	1,065,216
Shares issued on reorganization	—	—	783,369	24,339,319
Shares redeemed	(11,363)	(149,525)	(680,834)	(21,080,705)

Net increase (decrease)	(9,935)	$(130,011)	149,516	$4,640,014

Class R6 Shares:
Six Months ended October 31, 2017
Shares sold	73,460	$1,160,444	1,090,005	$44,541,820
Shares redeemed	(1,340,826)	(20,604,116)	(443,985)	(17,402,364)

Net increase (decrease)	(1,267,366)	$(19,443,672)	646,020	$27,139,456

Year ended April 30, 2017
Shares sold	403,349	$5,673,073	854,113	$29,053,360
Shares issued in reinvestment of distributions	—	—	113,533	3,764,740
Shares issued on reorganization	—	—	5,075,827	174,304,065
Shares redeemed	(1,616,859)	(21,968,578)	(5,495,669)	(184,664,705)

Net increase (decrease)	(1,213,510)	$(16,295,505)	547,804	$22,457,460

Advisor Class Shares:

Six Months ended October 31, 2017
Shares sold	167,603	$2,595,388	1,365,644	$53,117,593
Shares redeemed	(164,672)	(2,570,497)	(2,367,708)	(93,796,797)

Net increase (decrease)	2,931	$24,891	(1,002,064)	$(40,679,204)

Year ended April 30, 2017
Shares sold	870,779	$12,465,363	3,995,406	$136,490,569
Shares issued in reinvestment of distributions	—	—	268,379	8,837,733
Shares issued on reorganization	—	—	9,066,575	309,442,413
Shares redeemed	(831,228)	(12,365,283)	(6,779,384)	(230,669,563)

Net increase (decrease)	39,551	$100,080	6,550,976	$224,101,152

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FRANKLIN  STRATEGIC  SERIES

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended October 31, 2017
Shares sold	1,642,516	$32,761,159	5,475,179	$195,577,844
Shares redeemed	(6,241,548)	(125,276,231)	(11,143,414)	(403,414,049)

Net increase (decrease)	(4,599,032)	$(92,515,072)	(5,668,235)	$(207,836,205)

Year ended April 30, 2017
Shares sold	4,458,478	$81,421,221	12,398,150	$412,209,497
Shares issued in reinvestment of distributions	—	—	3,813,303	122,521,421
Shares redeemed	(16,103,736)	(292,386,477)	(19,264,077)	(639,300,979)

Net increase (decrease)	(11,645,258)	$(210,965,256)	(3,052,624)	$(104,570,061)

Class C Shares:
Six Months ended October 31, 2017
Shares sold	120,108	$2,040,815	555,286	$14,714,813
Shares redeemed	(1,343,382)	(22,771,192)	(2,664,012)	(70,661,169)

Net increase (decrease)	(1,223,274)	$(20,730,377)	(2,108,726)	$(55,946,356)

Year ended April 30, 2017
Shares sold	428,443	$6,699,404	1,514,724	$38,005,629
Shares issued in reinvestment of distributions	—	—	1,158,597	27,806,305
Shares redeemed	(3,071,150)	(47,311,726)	(3,618,908)	(91,011,006)

Net increase (decrease)	(2,642,707)	$(40,612,322)	(945,587)	$(25,199,072)

Class R Shares:
Six Months ended October 31, 2017
Shares sold	271,703	$5,212,415	290,194	$9,525,729
Shares redeemed	(862,975)	(16,503,016)	(708,501)	(23,633,675)

Net increase (decrease)	(591,272)	$(11,290,601)	(418,307)	$(14,107,946)

Year ended April 30, 2017
Shares sold	925,913	$16,178,854	667,776	$20,604,680
Shares issued in reinvestment of distributions	—	—	177,385	5,293,167
Shares redeemed	(1,749,128)	(30,313,111)	(1,200,302)	(37,094,722)

Net increase (decrease)	(823,215)	$(14,134,257)	(355,141)	$(11,196,875)

Class R6 Shares:
Six Months ended October 31, 2017
Shares sold	4,666,388	$100,610,744	979,129	$37,895,425
Shares redeemed	(5,487,496)	(117,534,248)	(854,263)	(33,360,165)

Net increase (decrease)	(821,108)	$(16,923,504)	124,866	$4,535,260

Year ended April 30, 2017
Shares sold	13,928,123	$275,768,482	3,167,526	$112,096,496
Shares issued in reinvestment of distributions	—	—	337,444	11,820,661
Shares redeemed	(21,481,423)	(433,091,425)	(4,607,797)	(166,770,564)

Net increase (decrease)	(7,553,300)	$(157,322,943)	(1,102,827)	$(42,853,407)

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FRANKLIN  STRATEGIC  SERIES

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

2.  Shares of Beneficial Interest (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Six Months ended October 31, 2017
Shares sold	2,499,749	$53,083,682	1,659,367	$63,777,401
Shares redeemed	(7,631,931)	(163,547,893)	(3,447,517)	(132,491,944)

Net increase (decrease)	(5,132,182)	$(110,464,211)	(1,788,150)	$(68,714,543)

Year ended April 30, 2017
Shares sold	9,430,468	$185,643,970	4,591,094	$165,044,336
Shares issued in reinvestment of distributions	—	—	844,407	29,284,034
Shares redeemed	(19,741,159)	(379,614,709)	(5,814,226)	(208,855,881)

Net increase (decrease)	(10,310,691)	$(193,970,739)	(378,725)	$(14,527,511)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

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NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended October 31, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

0.950%	0.548%	0.619%	0.457%

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FRANKLIN  STRATEGIC  SERIES

NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)

3.   Transactions with Affiliates (continued)

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Reimbursement Plans:
Class A	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%

For Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$7,709	$183,420	$13,980	$274,089
CDSC retained	$ 765	$ 9,939	$ 1,884	$ 18,538

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended October 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Transfer agent fees	$44,771	$1,742,927	$769,224	$1,745,353

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended October 31, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Franklin Focused Core Equity Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	2,075,737	10,432,479	(12,324,366)	183,850	$183,850	$2,748	$—	$—

Franklin Growth Opportunities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	55,627,362	401,879,058	(454,813,315)	2,693,105	$2,693,105	$74,480	$—	$—

Franklin Small Cap Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	106,566,728	446,881,813	(457,615,616)	95,832,925	$95,832,925	$114,048	$—	$—

Franklin Small-Mid Cap Growth Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	133,872,460	482,258,879	(583,356,567)	32,774,772	$32,774,772	$343,696	$—	$—

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.84% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Additionally, Advisers had contractually agreed to waive or limit its fees so that the management fees paid by Franklin Growth Opportunities Fund did not exceed an annual rate of 0.46% of the fund’s average daily net assets through August 31, 2017. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Effective September 1, 2017, the contractual waiver was eliminated.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

h.   Other Affiliated Transactions

At October 31, 2017, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund

5.7%	2.1%

i.   Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the period ended October 31, 2017, were as follows:

	Franklin Growth Opportunities Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$3,065,000	$ —
Sales.	$ —	$ 7,546,199

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2017, the capital loss carryforwards were as follows:

	Franklin Focused Core Equity Fund	Franklin Small Cap Growth Fund

Capital loss carryforwards:
Short term	$5,899,323	$38,560,351
Long term.	2,295,643	47,722,757

Total capital loss carryforwards	$8,194,966	$86,283,108

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2017, deferred late-year ordinary losses were as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Late-year ordinary losses	$57,897	$3,796,709	$4,076,576	$2,089,932

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Cost of investments	$81,304,217	$2,000,947,835	$2,026,420,849	$2,468,218,046

Unrealized appreciation	$23,996,530	$1,744,704,884	$809,031,727	$1,120,374,746
Unrealized depreciation	(4,118,114)	(19,989,256)	(207,838,305)	(30,470,936)

Net unrealized appreciation (depreciation)	$19,878,416	$1,724,715,628	$601,193,422	$1,089,903,810

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2017, were as follows:

	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$17,985,246	$384,722,548	$352,454,991	$ 904,772,747
Sales	$49,448,455	$571,509,523	$608,220,046	$1,160,040,090

At October 31, 2017, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Equity Investments[a]
Securities lending transactions[b]:
Franklin Growth Opportunities Fund	$ 2,682,500
Franklin Small Cap Growth Fund.	$58,133,625
Franklin Small-Mid Cap Growth Fund	$12,640,700

aThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities. bThe agreements can be terminated at any time.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares Issuer	Acquisition Date	Cost	Value
Franklin Growth Opportunities Fund
2,362,202 Proterra Inc., pfd., 5, 144A.	9/21/16 - 1/13/17	$11,896,616	$13,086,268
596,775 Proterra Inc., pfd., 6	6/07/17	3,306,052	3,306,050

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Restricted Securities (continued)

Shares	Issuer	Acquisition Date	Cost	Value

Franklin Growth Opportunities Fund (continued)
805,800	Tanium Inc., pfd., G	9/14/15	$4,000,233	$4,000,233

	Total Restricted Securities (Value is 0.5% of Net Assets)		$19,202,901	$20,392,551

Franklin Small Cap Growth Fund
9,905,685	DraftKings Inc.	8/07/15 - 3/02/17	$26,627,302	$15,448,919
1,787,047	Proterra Inc., pfd., 5, 144A.	9/21/16 - 1/13/17	8,999,998	9,899,990
877,611	Proterra Inc., pfd., 6	6/07/17	4,861,845	4,861,842
1,542,673	Smule Inc., pfd., G, 144A.	5/31/16	11,099,995	13,122,593
352,675	Smule Inc., pfd., H, 144A.	4/27/17	2,999,995	2,999,995
3,611,111	Tula Technology Inc., E	9/08/17	6,500,000	6,500,000

	Total Restricted Securities (Value is 2.1% of Net Assets)		$61,089,135	$52,833,339

Franklin Small-Mid Cap Growth Fund
7,974,537	DraftKings Inc.	8/07/15 - 3/02/17	$21,380,303	$12,437,097
1,416,913	Proterra Inc., pfd., 5, 144A.	9/21/16	7,135,914	7,849,500

	Total Restricted Securities(Value is 0.6% of Net Assets)		$28,516,217	$20,286,597

8. Other Derivative Information

For the period ended October 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Equity contracts	Written options	$7,133	Written options	$—

For the period ended October 31, 2017, the average month end notional amount of options contracts represented $0.

See Note 1(c) regarding derivative financial instruments.

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended October 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
Aratana Therapeutics Inc.	2,697,019	—	—	2,697,019	$15,453,919	$ —	$ —	$(1,267,599)
Boot Barn Holdings Inc.	1,288,939	386,000	—	1,674,939	13,784,748	—	—	(2,943,721)
Echo Global Logistics Inc.	1,006,625	397,200	—	1,403,825	33,761,991	—	—	7,881,872
The KeyW Holding Corp.	3,006,882	—	—	3,006,882	22,701,959	—	—	(5,833,351)
Pfenex Inc.	1,175,631	—	—	1,175,631	3,714,994	—	—	(1,939,791)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Name of Issuer	Number of Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Small Cap Growth Fund (continued)
Non-Controlled Affiliates (continued)
Sportsman’s Warehouse Holdings Inc.	3,944,700	217,300	—	4,162,000	$17,064,200	$ —	$ —	$ (315,530)

Total Affiliated Securities (Value is 4.2% of Net Assets)					$106,481,811	$ —	$ —	$(4,418,120)

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2017, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

A summary of inputs used as of October 31, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments[a]	$100,998,783	$—	$—	$100,998,783
Short Term Investments	183,850	—	—	183,850

Total Investments in Securities	$101,182,633	$—	$—	$101,182,633

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$456,700,699	$—	$16,392,318	$473,093,017
Information Technology	1,849,918,615	—	4,000,233	1,853,918,848
All Other Equity Investments[a]	1,395,958,493	—	—	1,395,958,493
Short Term Investments	2,693,105	—	—	2,693,105

Total Investments in Securities	$3,705,270,912	$—	$20,392,551	$3,725,663,463

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$329,673,853	$—	$36,710,751	$366,384,604
Information Technology	833,333,337	—	16,122,588	849,455,925
All Other Equity Investments[a]	1,315,940,817	—	—	1,315,940,817
Short Term Investments	95,832,925	—	—	95,832,925

Total Investments in Securities	$2,574,780,932	$—	$52,833,339	$2,627,614,271

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$469,295,084	$—	$20,286,597	$489,581,681
All Other Equity Investments[a]	3,035,765,403	—	—	3,035,765,403
Short Term Investments	32,774,772	—	—	32,774,772

Total Investments in Securities	$3,537,835,259	$—	$20,286,597	$3,558,121,856

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At October 31, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$28,079,771	$11,361,846	$—	$—	$—	$—	$(2,730,866)	$36,710,751	$(2,730,866)
Information Technology	16,122,588	—	—	—	—	—	—	16,122,588	—

Total Investments in Securities	$44,202,359	$11,361,846	$—	$—	$—	$—	$(2,730,866)	$52,833,339	$(2,730,866)

aIncludes preferred stocks.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount		Impact to Fair Value if Input Increases[a]

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$15,448,919	Market Transaction	Implied Enterprise Value	$775 (mil	)	Increase
All Other Investments[c]	37,384,420
Total	$52,833,339

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bIncludes preferred stocks.

cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt

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FRANKLIN STRATEGIC SERIES

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FSS1 S2017 12/17

Semiannual Report and Shareholder Letter October 31, 2017

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended October 31, 2017, mostly upbeat economic data, improved US corporate earnings and a supportive monetary policy were positives for US securities markets. At its June meeting, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.38%. In this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +9.10% total return for the six-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

Semiannual Report

Economic and Market Overview

The US economy grew during the six months under review. The economy grew faster in 2017’s third quarter than in the second quarter, driven by consumer spending, inventory investment, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.4% in April 2017 to 4.1% at period-end.1 Monthly retail sales were volatile during the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.2% in April 2017 to 2.0% at period-end.1

At its June meeting, the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.00%–1.25%, amid signs of a growing US economy, strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

US equity markets rose during the period, benefiting from mostly upbeat economic data and better US corporate earnings. The markets were also supported by investor optimism arising from Emmanuel Macron’s victory in France’s presidential election, comments from the US Fed chair indicating optimism about the US economy and the likelihood of gradual rate hikes, and the Senate’s approval of a budget plan that raised expectations for tax reforms. However, geopolitical tensions in the Korean peninsula and uncertainty about President Trump’s ability to implement reforms curbed market sentiment. The broad US stock market, as measured by the Standard & Poor’s® 500 Index, generated +9.10% total return for the period.2

The foregoing information reflects our analysis and opinions as of October 31, 2017. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	3

Franklin Biotechnology Discovery Fund

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the US and other countries.

Performance Overview

The Fund’s Class A shares delivered a +2.16% cumulative total return for the six months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks US and international-based biotechnology stocks, generated a +5.88% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of the US stock market, produced a +9.10% total return.1 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, posted a +11.85% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven

Portfolio Composition

Based on Total Net Assets as of 10/31/17

technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

During the six months under review, the biotechnology industry experienced significant volatility in response to uncertainty about the future of the Affordable Care Act. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued.

Key contributors to the Fund’s absolute performance during the reporting period included Puma Biotechnology,2 Vertex Pharmaceuticals and Kite Pharma.3 Puma Biotechnology, a development stage biopharmaceutical company, bolstered results as it received FDA approval for its early-stage breast cancer treatment drug Nerlynx and launched the medication in July. Puma’s stock performed well after we purchased it during the period, as early feedback from physicians suggested a fast launch trajectory. Vertex Pharmaceuticals engages in the business of discovering, developing, manufacturing and commercializing small molecule drugs for patients with serious diseases. In July, the company announced positive results from its “triple combination” studies in cystic fibrosis patients. Vertex was studying the combination of three new experimental drugs on top of its two approved drugs, tezacaftor and ivacaftor, in a patient population where those two approved drugs alone had minimal efficacy. We believe this opened up a

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Not part of the index.

3. Not held at period-end.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 20.

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significant new patient population for Vertex. Clinical-stage biopharmaceutical company firm Kite Pharma benefited from its acquisition by Gilead at a significant premium. The company develops and commercializes novel cancer immunotherapy products.

In contrast, key detractors from the Fund’s absolute performance included Axovant Sciences,2 Tesaro and Celgene. Axovant Sciences, a clinical-stage biopharmaceutical company, hindered results due to a failed Phase 3 trial for its investigational Alzheimer’s disease drug intepirdine in September. This was the lead program for Axovant and the primary value driver for the company. Oncology-focused biopharmaceutical company Tesaro experienced weak performance as early reports suggested that tolerability of its ovarian cancer treatment drug Zejula was an issue and physicians favored AstraZeneca’s Lynparza. Merck4 formed a strategic collaboration with AstraZeneca4 to develop Lynparza in combination with Merck’s drugs, becoming a formidable competitor. Biotechnology firm Celgene halted Phase 3 clinical trials for its Crohn’s disease drug due to a lack of efficacy. Additionally, Celgene’s third quarter results were disappointing as revenues for its psoriasis medication Otezla came in significantly below expectations due to increased competition and discounting. The company also reduced long-term guidance.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Evan McCulloch, CFA
Lead Portfolio Manager
Steven Kornfeld, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

4. Not a Fund holding.
See www.franklintempletondatasources.com for additional data provider information.

Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
Celgene Corp. Biotechnology	7.5%
Alexion Pharmaceuticals Inc. Biotechnology	7.4%
Incyte Corp. Biotechnology	5.3%
Biogen Inc. Biotechnology	5.3%
Illumina Inc. Life Sciences Tools & Services	4.7%
Regeneron Pharmaceuticals Inc. Biotechnology	4.6%
Gilead Sciences Inc. Biotechnology	4.6%
Vertex Pharmaceuticals Inc. Biotechnology	4.2%
Neurocrine Biosciences Inc. Biotechnology	3.9%
Clovis Oncology Inc. Biotechnology	3.5%

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	+2.16%	-3.71%
1-Year	+22.18%	+15.16%
5-Year	+131.55%	+16.89%
10-Year	+234.42%	+12.16%
Advisor[4]
6-Month	+2.29%	+2.29%
1-Year	+22.49%	+22.49%
5-Year	+134.66%	+18.60%
10-Year	+241.94%	+13.08%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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P E R F O R M A N C E  S U M M A R Y

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver

A	1.04%	1.06%

Advisor	0.79%	0.81%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +294.85% and +18.32%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,021.60	$5.25	$1,020.01	$5.24	1.03%
C	$1,000	$1,017.70	$9.05	$1,016.23	$9.05	1.78%
R6	$1,000	$1,024.00	$3.01	$1,022.23	$3.01	0.59%
Advisor	$1,000	$1,022.90	$3.98	$1,021.27	$3.97	0.78%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares had a -0.40% cumulative total return for the six months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, generated a +1.57% total return.1 Also in comparison, the S&P 500, which is a broad measure of the US stock market, generated a +9.10% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that we believe typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 10/31/17

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Sector Overview

Global commodity prices were mixed during the six months under review. Although oil and select metals rose, several commodities, such as natural gas and silver, declined. Following an overall downtrend in 2017’s second quarter, global commodities in general benefited from a synchronized recovery across the global economy, firming demand outlooks for a wide range of metals and energy products, a slow-moving Federal Reserve and the support of a weaker US dollar. Industrial commodity prices, in particular, pointed to rising demand, primarily from China, the world’s largest consumer of

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 27.

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such metals that are integral to its construction and real estate infrastructure. For the declining commodities, oversupply concerns superseded any boost they might have received from consumer demand and the weaker dollar.

Crude oil prices rose during the period and booked their first back-to-back monthly gain of the year in October. Oil benefited from positive global demand trends and output restraint that tightened supply-and-demand fundamentals. This included optimism that major suppliers in the Organization of Petroleum Exporting Countries (OPEC) and partners, including Russia, would extend their previously agreed-upon production curbs. Although crude oil prices declined in the second quarter of 2017, they also recorded a strong rally in June, after US producers appeared to curtail their drilling activity and government data showed a sharp drop in US gasoline supplies as summer demand picked up. During the third quarter of 2017, crude oil prices rose in response to tensions between the US and Iran and potential for disrupted crude exports out of Iraqi Kurdistan, in addition to robust compliance by participants in the OPEC deal to limit production.

Overall, US natural gas prices declined during the six months under review, despite a period of stability during the summer months. At period-end, slowing supply growth was helping to balance the market, which was evidenced by inventory builds throughout the month that were generally in line with seasonal expectations. Exports have been key to increased demand recently. An ongoing increase in US exports could accelerate inventory declines as new natural gas export terminals on the Gulf Coast ramp up shipments. In addition, producers began reducing the number of active drilling rigs, indicating that production could struggle to keep pace in 2018. Nonetheless, the total US rig count increased for the six-month period.

Gold prices fluctuated throughout the period, but rose slightly at period-end amid dollar weakness. Among other precious metals, platinum prices declined and palladium prices rose. Silver prices declined slightly, yet the metal’s demand in industrial and technical applications such as smartphones and solar panels continued to grow. Gains for industrial metals such as copper, aluminum and zinc were countered by a decline in iron ore at the end of the period. Expectations for increased demand emerged for copper’s use in electric vehicles and other manufactured goods at a time when there is a lack of new copper discoveries and limited spending on new copper projects to replace declining production at older mines.

Manager’s Discussion

The economy as a whole was generally supportive of commodities during the six-month period, with signs of

Portfolio Composition

Based on Total Net Assets as of 10/31/17

strengthening global economic growth, a weakening US dollar over most of the period and rising commodity prices. However, there were some pockets and periods of weakness. In this environment, the Fund underperformed the S&P North American Natural Resources Sector Index as a result of an overweighting and stock selection in oilfield services, an underweighting in oil and gas refining and marketing (R&M), partially offset by stock selection, and stock selection in gold. A lack of exposure to sectors with limited direct commodity exposure such as paper and packaging also detracted from relative performance.

Oilfield services holdings detracted from relative performance as analysts lowered earnings expectations for 2018 despite currently robust operating conditions. Smaller and mid-capitalization companies, offshore companies and companies with non-US exposure suffered the most (such as Superior Energy, Oil States, Oceaneering and Weatherford), while onshore US pure plays performed well. This performance was perplexing to us given a recovery in energy markets in the second half of the period and flat-to-positive performance from oil and gas exploration and production (E&P) and integrated oil

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Top 10 Holdings
10/31/17

Company Sector/Industry	% of Total Net Assets
Schlumberger Ltd. Oil & Gas Equipment & Services	4.2%
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	3.6%
EOG Resources Inc. Oil & Gas Exploration & Production	3.5%
Halliburton Co. Oil & Gas Equipment & Services	3.4%
Noble Energy Inc. Oil & Gas Exploration & Production	3.0%
Suncor Energy Inc. Integrated Oil & Gas	2.9%
ConocoPhillips Oil & Gas Exploration & Production	2.8%
Concho Resources Inc. Oil & Gas Exploration & Production	2.8%
Royal Dutch Shell PLC Integrated Oil & Gas	2.6%
Kinder Morgan Inc. Oil & Gas Storage & Transportation	2.5%

companies, but we view this as a function of the complexity of predicting oil prices, spending trends and oilfield services earnings in an uncertain environment.

R&M benefited from a strong profit margin environment, supported by rising US production, widening price spreads between US and international oil grades (such as WTI/Brent), and strong refining margins driven higher by hurricane disruptions. A lack of exposure to Andeavor and underweightings in Valero and Phillips 66 were the biggest detractors, although an overweighting in HollyFrontier helped to offset these detractors.

The Fund’s gold holdings suffered from significant declines in relatively small positions in Guyana Goldfields2 and Tahoe Resources, both of which declined due to company-specific exposure to host-country risks.

In contrast, contributors to the Fund’s relative performance included overweightings in diversified metals and mining and copper, as well as stock selection in the integrated oil and gas sector, partially offset by an underweighting in the sector. Stock selection in E&P, partially offset by an overweighting in the sector, also helped.

Metals markets performed well as the result of tightening supply and demand conditions for several metals, partly driven by China’s efforts to curtail pollution and improve profitability in certain segments of their economy (such as coal). Uncertainty related to the longevity of such moves is prevalent, but rising metals prices combined with most mining companies’ efforts to reduce costs and capital spending over the past several years improved their financial outlook considerably, allowing many to generate free cash flow and pay down or term out debt. Many diversified metals and mining holdings in the Fund appreciated significantly. The same dynamic benefited our copper holdings (formally included in diversified metals and mining). Top contributors to the Fund’s relative performance were diversified miners BHP, Glencore and Rio Tinto, and Lundin Mining and Antofagasta in the copper sector.2

Fund positioning in integrated oil and gas benefited relative performance with a large proportion of investments focused in European-based majors such as Royal Dutch Shell,2 BP2 and Total,2 which all performed well. Generally speaking, European integrateds appeared to us to have lower valuations and higher dividend yields than their US counterparts, and although we remained overweighted, the gaps have closed somewhat after the shares’ strong relative performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the US dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. This can have a negative effect on Fund performance. Conversely, when the US dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended October 31, 2017, the US dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by currency appreciation from the portfolio’s significant investment in securities with non-US currency exposure. However, one cannot expect the same result in future periods. Whether the US dollar goes up or weakens compared with foreign currencies, company-specific factors may offset the effects of the currency movements on the value of individual investments and, possibly, the Fund’s performance overall.

2. Not part of the index.

See www.franklintempletondatasources.com for additional data provider information.

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Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Frederick G. Fromm, CFA

Matthew J. Adams, CFA

Stephen M. Land, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	-0.40%	-6.12%

1-Year	+0.85%	-4.96%

5-Year	-21.61%	-5.87%

10-Year	-33.70%	-4.59%
Advisor
6-Month	-0.30%	-0.30%

1-Year	+1.08%	+1.08%

5-Year	-20.51%	-4.49%

10-Year	-31.79%	-3.75%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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P E R F O R M A N C E  S U M M A R Y

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver

A	1.06%	1.07%

Advisor	0.81%	0.82%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$996.00	$5.84	$1,019.36	$5.90	1.16%
C	$1,000	$992.20	$9.59	$1,015.58	$9.70	1.91%
R6	$1,000	$999.30	$2.82	$1,022.38	$2.85	0.56%
Advisor	$1,000	$997.00	$4.58	$1,020.62	$4.63	0.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	15

F R A N K L I N  S T R A T E G I C  S E R I  E S

Financial Highlights

Franklin Biotechnology Discovery Fund

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$147.22		$128.19	$182.30	$129.27	$105.95	$76.22

Income from investment operations[a]:

Net investment income (loss)[b]	(0.32)		(0.79)	(0.94)	(1.09)	(1.07)	(0.76)

Net realized and unrealized gains (losses)	3.50		25.75	(39.39)	60.79	33.18	30.56

Total from investment operations	3.18		24.96	(40.33)	59.70	32.11	29.80

Less distributions from:

Net investment income	—		(1.73)	—	—	—	(0.07)

Net realized gains	—		(4.20)	(13.78)	(6.67)	(8.79)	—

Total distributions	—		(5.93)	(13.78)	(6.67)	(8.79)	(0.07)

Net asset value, end of period	$150.40		$147.22	$128.19	$182.30	$129.27	$105.95

Total return[c]	2.16%		20.02%	(23.55)%	46.81%	30.60%	39.12%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.05%		1.04%	0.99%	1.00%	1.10%	1.20%

Expenses net of waiver and payments by affiliates	1.03%	[e]	1.02% [e]	0.98% [e]	1.00% [e,f]	1.10% [e,f]	1.20%

Net investment income (loss)	(0.38)%		(0.58)%	(0.56)%	(0.67)%	(0.82)%	(0.88)%

Supplemental data

Net assets, end of period (000’s)	$1,153,401		$1,176,687	$1,074,903	$1,601,906	$1,141,890	$653,718

Portfolio turnover rate	12.14%		34.12%	22.13%	41.43%	48.70%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  H I G H L I G H T S

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016	2015	2014[a]

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$143.98	$125.99	$180.67	$129.11	$159.15

Income from investment operations[b]:

Net investment income (loss)[c]	(0.87)	(1.81)	(2.11)	(2.38)	(0.34)

Net realized and unrealized gains (losses)	3.42	25.29	(38.79)	60.61	(29.70)

Total from investment operations	2.55	23.48	(40.90)	58.23	(30.04)

Less distributions from:

Net investment income	—	(1.29)	—	—	—

Net realized gains	—	(4.20)	(13.78)	(6.67)	—

Total distributions	—	(5.49)	(13.78)	(6.67)	—

Net asset value, end of period	$146.53	$143.98	$125.99	$180.67	$129.11

Total return[d]	1.77%	19.14%	(24.09)%	45.76%	(18.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.80%	1.79%	1.71%	1.75%	1.82%

Expenses net of waiver and payments by affiliates[f]	1.78%	1.77%	1.70%	1.75% [g]	1.82%[g]

Net investment income (loss)	(1.13)%	(1.33)%	(1.28)%	(1.42)%	(1.52)%

Supplemental data

Net assets, end of period (000’s)	$57,334	$53,935	$17,562	$23,051	$5,486

Portfolio turnover rate	12.14%	34.12%	22.13%	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  H I G H L I G H T S

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016	2015	2014[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$151.03	$131.37	$185.75	$131.09	$104.56

Income from investment operations[b]:

Net investment income (loss)[c]	0.03	(0.25)	(0.32)	(0.45)	(0.49)

Net realized and unrealized gains (losses)	3.59	26.41	(40.28)	61.78	35.81

Total from investment operations.	3.62	26.16	(40.60)	61.33	35.32

Less distributions from:

Net investment income	—	(2.30)	—	—	—

Net realized gains	—	(4.20)	(13.78)	(6.67)	(8.79)

Total distributions	—	(6.50)	(13.78)	(6.67)	(8.79)

Net asset value, end of period.	$154.65	$151.03	$131.37	$185.75	$131.09

Total return[d]	2.40%	20.50%	(23.24)%	47.40%	34.10%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.62%	0.63%	0.60%	0.60%	0.63%

Expenses net of waiver and payments by affiliates[f]	0.59%	0.61%	0.59%	0.60% [g]	0.63%[g]

Net investment income (loss)	0.05%	(0.17)%	(0.17)%	(0.27)%	(0.35)%

Supplemental data

Net assets, end of period (000’s)	$8,872	$8,891	$5,568	$76,436	$50,846

Portfolio turnover rate	12.14%	34.12%	22.13%	41.43%	48.70%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I S  S E  R I E S

F I N A N C I A L  H I G H L I G H T S

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,
			2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$150.20		$130.67	$185.12	$130.86	$106.86	$76.65

Income from investment operations[a]:

Net investment income (loss)[b]	(0.14)		(0.46)	(0.55)	(0.70)	(0.69)	(0.52)

Net realized and unrealized gains (losses)	3.58		26.27	(40.12)	61.63	33.48	30.80

Total from investment operations	3.44		25.81	(40.67)	60.93	32.79	30.28

Less distributions from:

Net investment income	—		(2.08)	—	—	—	(0.07)

Net realized gains	—		(4.20)	(13.78)	(6.67)	(8.79)	—

Total distributions	—		(6.28)	(13.78)	(6.67)	(8.79)	(0.07)

Net asset value, end of period	$153.64		$150.20	$130.67	$185.12	$130.86	$106.86

Total return[c]	2.29%		20.32%	(23.36)%	47.17%	31.02%	39.51%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.80%		0.79%	0.75%	0.75%	0.80%	0.91%

Expenses net of waiver and payments by affiliates	0.78%	[e]	0.77% [e]	0.74% [e]	0.75% [e,f]	0.80% [e,f]	0.91%

Net investment income (loss)	(0.13)%		(0.33)%	(0.32)%	(0.42)%	(0.52)%	(0.59)%

Supplemental data

Net assets, end of period (000’s)	$182,670		$159,894	$93,263	$167,035	$91,012	$25,744

Portfolio turnover rate	12.14%		34.12%	22.13%	41.43%	48.70%	33.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

F R A N K L I N  S T R A T E G I C  S E R I  E S

Statement of Investments, October 31, 2017 (unaudited)

Franklin Biotechnology Discovery Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 98.4%
	Biotechnology 84.2%
[a]	Acadia Pharmaceuticals Inc.	United States	1,017,000	$35,422,110
[a]	Acceleron Pharma Inc.	United States	166,700	6,501,300
[a]	Aimmune Therapeutics Inc.	United States	150,000	4,360,500
[a]	Alexion Pharmaceuticals Inc.	United States	871,100	104,235,826
	Amgen Inc.	United States	253,900	44,488,358
[a]	Amicus Therapeutics Inc.	United States	933,900	13,298,736
[a]	AnaptysBio Inc.	United States	102,470	6,766,094
[a,b]	Aquinox Pharmaceuticals Inc.	Canada	469,500	5,291,265
[a,b]	ARCA biopharma Inc.	United States	478,077	621,500
[a,c]	ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	46,185
[a,b]	Argenx SE, ADR	Netherlands	125,500	2,876,460
[a]	Array BioPharma Inc.	United States	2,416,900	25,256,605
[a]	Audentes Therapeutics Inc.	United States	139,400	3,706,646
[a,b]	Aurinia Pharmaceuticals Inc.	Canada	459,100	2,699,508
[a]	AveXis Inc.	United States	87,426	9,136,891
[a]	Axovant Sciences Ltd.	United States	383,734	2,010,766
[a]	Biogen Inc.	United States	236,461	73,695,435
[a]	BioMarin Pharmaceutical Inc.	United States	410,256	33,677,915
[a]	Bioverativ Inc.	United States	134,280	7,586,820
[a]	Bluebird Bio Inc.	United States	83,600	11,628,760
[a]	Calithera Biosciences Inc.	United States	275,500	4,435,550
[a,b]	Cara Therapeutics Inc.	United States	159,600	2,001,384
[a]	Celgene Corp.	United States	1,047,400	105,755,978
[a]	ChemoCentryx Inc.	United States	743,808	4,886,819
[a]	Clovis Oncology Inc.	United States	644,100	48,545,817
[a]	Concert Pharmaceuticals Inc.	United States	263,800	4,497,790
[a,b]	CRISPR Therapeutics AG	Switzerland	274,014	5,288,470
[a]	CytomX Therapeutics Inc.	United States	125,100	2,502,000
[a]	Deciphera Pharmaceuticals Inc.	United States	93,800	1,800,022
[a,b]	DelMar Pharmaceuticals Inc.	Canada	388,770	345,228
[a,c]	DelMar Pharmaceuticals Inc., wts., 4/12/22	Canada	291,578	15,270
[a]	Dynavax Technologies Corp.	United States	368,070	8,097,540
[a]	Edge Therapeutics Inc.	United States	889,946	9,664,814
[a]	Enanta Pharmaceuticals Inc.	United States	110,500	5,488,535
[a]	Epizyme Inc.	United States	371,700	6,207,390
[a]	Exelixis Inc.	United States	765,100	18,966,829
[a,d]	Fate Therapeutics Inc.	United States	2,373,777	11,322,916
[a]	G1 Therapeutics Inc.	United States	123,000	2,906,490
[a,c,e]	G1 Therapeutics Inc., Private Placement	United States	314,126	7,267,468
	Gilead Sciences Inc.	United States	854,100	64,023,336
[a]	GlycoMimetics Inc.	United States	670,100	7,706,150
[a]	Heron Therapeutics Inc.	United States	1,781,023	27,338,703
[a]	Immune Design Corp.	United States	1,039,227	5,144,174
[a]	ImmunoGen Inc.	United States	1,041,200	6,038,960
[a]	Incyte Corp.	United States	653,200	73,974,900
[a,c,e]	Intarcia Therapeutics Inc., DD	United States	80,195	3,484,900
[a]	Iovance Biotherapeutics Inc.	United States	1,378,100	10,714,727
[a]	Karyopharm Therapeutics Inc.	United States	652,554	6,662,576
[a]	Loxo Oncology Inc.	United States	94,200	8,116,272
[a]	MacroGenics Inc.	United States	180,200	3,566,158
[b]	Merrimack Pharmaceuticals Inc.	United States	140,218	1,646,159
[a]	Merus BV	Netherlands	240,506	3,802,400

20	Semiannual Report	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Biotechnology Discovery Fund (continued)

			Shares/
		Country	Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Biotechnology (continued)
[a]	Minerva Neurosciences Inc.	United States	426,800	$2,688,840
[a]	Molecular Templates Inc., wts., 2/12/20	United States	439,500	—
[a]	Natera Inc.	United States	392,629	4,314,993
[a]	Neurocrine Biosciences Inc.	United States	874,300	54,302,773
[a,b]	Nightstar Therapeutics PLC, ADR	United States	122,000	2,677,900
[a,c]	Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	—
[a,c,e]	Odonate Therapeutics LLC, Reg D	United States	93,991	2,799,992
[a]	OvaScience Inc.	United States	250,154	380,234
[a]	Pfenex Inc.	United States	532,384	1,682,333
[a,b]	ProQR Therapeutics NV	Netherlands	123,300	468,540
[a,b]	Proteostasis Therapeutics Inc.	United States	88,600	166,568
[a]	Puma Biotechnology Inc.	United States	288,800	36,764,240
[a,b]	Radius Health Inc.	United States	157,400	5,054,114
[a]	Regeneron Pharmaceuticals Inc.	United States	159,109	64,060,466
[a]	REGENXBIO Inc.	United States	345,200	10,338,740
[a]	Retrophin Inc.	United States	376,194	9,355,945
[a]	Rhythm Pharmaceuticals Inc.	United States	49,300	1,261,094
[a]	Sage Therapeutics Inc.	United States	113,870	7,205,694
[a,b]	Synlogic Inc.	United States	77,990	1,139,434
[a]	Tesaro Inc.	United States	320,944	37,155,687
[a,b]	TG Therapeutics Inc.	United States	504,000	4,107,600
[a]	Vertex Pharmaceuticals Inc.	United States	400,800	58,608,984
[a]	vTv Therapeutics Inc., A	United States	317,100	2,004,072
[a]	Xencor Inc.	United States	186,632	3,691,581
[a,b]	Zai Lab Ltd., ADR	China	93,600	2,528,136
[a]	Zymeworks Inc.	Canada	295,900	2,485,560

				1,180,766,925

	Life Sciences Tools & Services 4.7%
[a]	Illumina Inc.	United States	320,400	65,742,876

	Pharmaceuticals 9.5%
[a]	Aclaris Therapeutics Inc.	United States	583,062	14,698,993
[a]	Agile Therapeutics Inc.	United States	999,100	4,745,725
[a,d]	Alcobra Ltd.	Israel	1,737,306	2,727,570
[a]	Aratana Therapeutics Inc.	United States	1,102,000	6,314,460
[a]	BioPharmX Corp.	United States	1,991,575	364,060
[a,f]	BioPharmX Corp., 144A	United States	1,945,737	355,681
[a,c]	BioPharmX Corp., wts., 3/29/21	United States	108,000	3,661
[a,c]	BioPharmX Corp., wts., 11/22/23	United States	1,679,900	120,074
[a,b]	Collegium Pharmaceutical Inc.	United States	442,700	4,573,091
[a]	Cymabay Therapeutics Inc.	United States	547,200	5,050,656
[a,b]	Egalet Corp.	United States	1,032,677	1,012,023
[a]	Flex Pharma Inc.	United States	170,200	456,136
[a]	Foamix Pharmaceuticals Ltd.	Israel	371,100	2,267,421
[a]	GW Pharmaceuticals PLC, ADR	United Kingdom	68,367	7,380,218
[a]	Jazz Pharmaceuticals PLC	United States	97,900	13,855,787
[a,b]	Marinus Pharmaceuticals Inc.	United States	831,820	4,608,283
[a]	The Medicines Co.	United States	373,200	10,725,768
[a]	Nabriva Therapeutics PLC	Ireland	140,100	857,412
[a]	Neos Therapeutics Inc.	United States	614,800	6,393,920
[a,b]	Novan Inc.	United States	120,969	736,701
[a]	Paratek Pharmaceuticals Inc.	United States	131,500	2,814,100

franklintempleton.com	Semiannual Report	21

F R A N K L I N  S T R A T E G I C  S E R I  E S

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Biotechnology Discovery Fund (continued)

			Shares/
		Country	Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals (continued)
[a,b]	Reata Pharmaceuticals Inc.	United States	91,000	$2,755,480
[a]	Revance Therapeutics Inc.	United States	592,200	15,397,200
[a,b]	TherapeuticsMD Inc.	United States	2,847,040	13,438,029
[a]	Zogenix Inc.	United States	292,015	10,950,563

				132,603,012

	Total Common Stocks and Other Equity Interests (Cost $851,845,195)			1,379,112,813

	Escrows and Litigation Trusts (Cost $2,788,760) 0.1%
[a,c]	True North Therapeutics Inc., Escrow Account	United States	759,880	1,346,728

	Total Investments before Short Term Investments (Cost $854,633,955)			1,380,459,541

	Short Term Investments 5.2%

	Money Market Funds (Cost $24,306,864) 1.7%
[g,h]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	24,306,864	24,306,864

[i]	Investments from Cash Collateral Received for Loaned Securities (Cost $48,868,987) 3.5%
	Money Market Funds 3.5%
[g,h]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	48,868,987	48,868,987

	Total Investments (Cost $927,809,806) 103.7%			1,453,635,392
	Other Assets, less Liabilities (3.7)%			(51,358,838)

	Net Assets 100.0%			$1,402,276,554

See Abbreviations on page 45.

aNon-income producing.

bA portion or all of the security is on loan at October 31, 2017. See Note 1(c).

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 9 regarding holdings of 5% voting securities.

eSee Note 8 regarding restricted securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $355,681, representing less than 0.1% of net assets.

gSee Note 3(f) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day yield at period end.

iSee Note 1(c) regarding securities on loan.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

Financial Highlights

Franklin Natural Resources Fund

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,
			2017		2016	2015	2014		2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.11		$25.02		$31.46	$39.79	$33.03		$35.81

Income from investment operations[a]:

Net investment income[b]	0.25	[c]	0.20		0.29	0.23	0.19		0.08

Net realized and unrealized gains (losses)	(0.35)		0.17		(6.55)	(8.27)	6.65		(2.86)

Total from investment operations	(0.10)		0.37		(6.26)	(8.04)	6.84		(2.78)

Less distributions from net investment income	—		(0.28)		(0.18)	(0.29)	(0.08)		—

Net asset value, end of period	$25.01		$25.11		$25.02	$31.46	$39.79		$33.03

Total return[d]	(0.40)%		1.37%		(19.80)%	(20.07)%	20.74%		(7.76)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.17%		1.06%		1.14%	1.08%	1.07%		1.08%

Expenses net of waiver and payments by affiliates	1.16%	[f]	1.05%	[f]	1.13%	1.08% [f,g]	1.07%	[f,g]	1.08%

Net investment income	2.16%	[c]	0.79%		1.22%	0.67%	0.53%		0.26%

Supplemental data

Net assets, end of period (000’s)	$345,759		$398,703		$461,596	$572,518	$624,250		$628,722

Portfolio turnover rate	14.81%		29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  H I G H L I G H T S

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,
			2017		2016	2015	2014		2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.28		$24.25		$30.46	$38.39	$32.02		$34.96

Income from investment operations[a]:

Net investment income (loss)[b]	0.16	[c]	0.01		0.11	(0.01)	(0.06)		(0.14)

Net realized and unrealized gains (losses)	(0.35)		0.15		(6.31)	(7.91)	6.43		(2.80)

Total from investment operations	(0.19)		0.16		(6.20)	(7.92)	6.37		(2.94)

Less distributions from net investment income	—		(0.13)		(0.01)	(0.01)	—		—

Net asset value, end of period	$24.09		$24.28		$24.25	$30.46	$38.39		$32.02

Total return[d]	(0.78)%		0.63%		(20.37)%	(20.63)%	19.89%		(8.41)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.92%		1.81%		1.87%	1.78%	1.76%		1.77%

Expenses net of waiver and payments by affiliates	1.91%	[f]	1.80%	[f]	1.86%	1.78% [f,g]	1.76%	[f,g]	1.77%

Net investment income (loss)	1.41%	[c]	0.04%		0.49%	(0.03)%	(0.16)%		(0.43)%

Supplemental data

Net assets, end of period (000’s)	$84,402		$96,835		$107,724	$123,735	$126,651		$130,424

Portfolio turnover rate	14.81%		29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  H I G H L I G H T S

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,

			2017		2016	2015	2014[a]

Class R6
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.87		$26.73		$33.62	$42.58	$38.28

Income from investment operations[b]:

Net investment income[c]	0.34	[d]	0.47		0.51	0.46	0.19

Net realized and unrealized gains (losses)	(0.36)		0.04		(7.06)	(8.92)	4.31

Total from investment operations	(0.02)		0.51		(6.55)	(8.46)	4.50

Less distributions from net investment income	—		(0.37)		(0.34)	(0.50)	(0.20)

Net asset value, end of period	$26.85		$26.87		$26.73	$33.62	$42.58

Total return[e]	(0.07)%		1.89%		(19.31)%	(19.61)%	11.83%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.78%		0.83%		0.60%	0.55%	0.55%

Expenses net of waiver and payments by affiliates	0.56%	[g]	0.54%	[g]	0.55%	0.54% [g]	0.53%	[g]

Net investment income	2.76%	[d]	1.30%		1.80%	1.21%	1.07%

Supplemental data

Net assets, end of period (000’s)	$721		$218		$15	$439	$939

Portfolio turnover rate	14.81%		29.74%		35.77%	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.51%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  H I G H L I G H T S

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)		Year Ended April 30,
			2017		2016	2015	2014		2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$26.81		$26.71		$33.63	$42.52	$35.31		$38.17

Income from investment operations[a]:

Net investment income[b]	0.31	[c]	0.29		0.36	0.35	0.31		0.21

Net realized and unrealized gains (losses)	(0.39)		0.17		(7.00)	(8.85)	7.10		(3.07)

Total from investment operations	(0.08)		0.46		(6.64)	(8.50)	7.41		(2.86)

Less distributions from net investment income	—		(0.36)		(0.28)	(0.39)	(0.20)		—

Net asset value, end of period	$26.73		$26.81		$26.71	$33.63	$42.52		$35.31

Total return[d]	(0.30)%		1.64%		(19.60)%	(19.81)%	21.07%		(7.49)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.92%		0.81%		0.87%	0.78%	0.77%		0.78%

Expenses net of waiver and payments by affiliates	0.91%	[f]	0.80%	[f]	0.86%	0.78% [f,g]	0.77%	[f,g]	0.78%

Net investment income	2.41%	[c]	1.04%		1.49%	0.97%	0.83%		0.56%

Supplemental data

Net assets, end of period (000’s)	$85,872		$94,070		$90,185	$79,307	$94,651		$117,087

Portfolio turnover rate	14.81%		29.74%		35.77%	30.05%	21.03%		20.40%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.15 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

Statement of Investments, October 31, 2017 (unaudited)

Franklin Natural Resources Fund

		Country	Shares	Value

	Common Stocks 98.1%
	Construction Materials 0.3%
[a]	Cemex SAB de CV, CPO, ADR	Mexico	191,800	$1,555,498

	Copper 4.1%
	Antofagasta PLC	United Kingdom	420,800	5,335,767
	First Quantum Minerals Ltd.	Zambia	349,400	3,909,768
[a]	Freeport-McMoRan Inc.	United States	274,200	3,833,316
[a]	Imperial Metals Corp.	Canada	364,500	839,491
	Lundin Mining Corp.	Canada	329,900	2,517,325
	Sandfire Resources NL	Australia	1,072,167	4,711,685

				21,147,352

	Diversified Metals & Mining 7.4%
	BHP Billiton PLC, ADR	United Kingdom	332,100	12,061,872
	Glencore PLC	Switzerland	1,843,200	8,888,414
	Hudbay Minerals Inc.	Canada	168,600	1,253,828
[a]	Nautilus Minerals Inc.	Canada	3,895,831	634,426
[a]	Nexa Resources SA	Peru	146,300	2,658,271
	Rio Tinto PLC, ADR	United Kingdom	114,200	5,473,606
	South32 Ltd.	Australia	963,300	2,485,384
	Teck Resources Ltd., B	Canada	243,900	4,985,316

				38,441,117

	Gold 5.3%
	Agnico Eagle Mines Ltd.	Canada	67,800	3,028,405
	Alamos Gold Inc., A	Canada	473,500	2,999,880
[a]	B2Gold Corp.	Canada	1,894,000	4,817,433
	Barrick Gold Corp.	Canada	279,000	4,031,550
	Goldcorp Inc.	Canada	266,800	3,484,408
[a]	Guyana Goldfields Inc.	Canada	758,600	2,706,029
	Newcrest Mining Ltd.	Australia	142,400	2,443,171
	OceanaGold Corp.	Australia	473,310	1,269,941
	Randgold Resources Ltd., ADR	United Kingdom	5,400	530,658
	Tahoe Resources Inc.	Canada	444,700	2,134,615

				27,446,090

	Integrated Oil & Gas 15.2%
	BP PLC, ADR	United Kingdom	127,500	5,185,425
	Chevron Corp.	United States	106,500	12,342,285
	Exxon Mobil Corp.	United States	127,000	10,585,450
	Occidental Petroleum Corp.	United States	200,100	12,920,457
[a]	Petroleo Brasileiro SA, ADR	Brazil	206,400	2,198,160
	Royal Dutch Shell PLC, A, ADR	United Kingdom	211,200	13,311,936
	Suncor Energy Inc.	Canada	444,100	15,084,006
	Total SA, B, ADR	France	120,710	6,725,961

				78,353,680

	Oil & Gas Drilling 2.7%
	Ensco PLC, A	United States	346,719	1,868,815
	Patterson-UTI Energy Inc.	United States	258,600	5,115,108
[a]	Pioneer Energy Services Corp.	United States	1,898,343	3,606,852
[a]	Rowan Cos. PLC	United States	248,400	3,559,572

				14,150,347

franklintempleton.com	Semiannual Report	27

F R A N K L I N  S T R A T E G I C  S E R I  E S

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Natural Resources Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil & Gas Equipment & Services 17.8%
	Baker Hughes a GE Co., A	United States	155,400	$4,884,222
[a]	Dril-Quip Inc.	United States	57,800	2,433,380
	Halliburton Co.	United States	414,935	17,734,322
[a]	Hunting PLC	United Kingdom	253,600	1,763,645
[a]	Mammoth Energy Services Inc.	United States	82,800	1,633,644
	Oceaneering International Inc.	United States	252,000	5,095,440
[a]	Oil States International Inc.	United States	183,800	4,236,590
[a]	PHI Inc., non-voting	United States	104,500	1,221,605
[a]	ProPetro Holding Corp.	United States	98,450	1,499,393
[a]	Ranger Energy Services Inc.	United States	127,400	1,477,840
	RPC Inc.	United States	207,400	5,041,894
	Schlumberger Ltd.	United States	339,847	21,750,208
[a]	Superior Energy Services Inc.	United States	1,166,800	10,291,176
[a]	TechnipFMC PLC	United Kingdom	382,500	10,476,675
[a]	Weatherford International PLC	United States	731,000	2,536,570

				92,076,604

	Oil & Gas Exploration & Production 34.6%
	Anadarko Petroleum Corp.	United States	373,300	18,429,821
	Cabot Oil & Gas Corp., A	United States	464,500	12,866,650
[a]	Cairn Energy PLC	United Kingdom	1,903,100	5,344,558
[a]	Callon Petroleum Co.	United States	507,200	5,624,848
	Canadian Natural Resources Ltd.	Canada	297,800	10,396,616
[a]	Concho Resources Inc.	United States	107,900	14,481,259
	ConocoPhillips	United States	287,200	14,690,280
[a]	Diamondback Energy Inc.	United States	93,400	10,008,744
	EOG Resources Inc.	United States	182,400	18,216,288
	EQT Corp.	United States	164,900	10,312,846
	Hess Corp.	United States	215,500	9,516,480
[a]	Jagged Peak Energy Inc.	United States	492,300	6,838,047
[a]	Matador Resources Co.	United States	197,346	5,239,536
	Noble Energy Inc.	United States	562,100	15,665,727
	Pioneer Natural Resources Co.	United States	87,300	13,066,191
[a]	Resolute Energy Corp.	United States	178,300	5,354,349
[a]	Sanchez Energy Corp.	United States	22,916	99,226
[a]	SRC Energy Inc.	United States	282,900	2,698,866

				178,850,332

	Oil & Gas Refining & Marketing 4.3%
	HollyFrontier Corp.	United States	147,800	5,461,210
	Marathon Petroleum Corp.	United States	92,400	5,519,976
	Phillips 66	United States	60,500	5,510,340
	Valero Energy Corp.	United States	69,700	5,498,633

				21,990,159

	Oil & Gas Storage & Transportation 5.4%
	Enbridge Inc.	Canada	216,147	8,313,014
	Kinder Morgan Inc.	United States	723,400	13,100,774
	Targa Resources Corp.	United States	156,500	6,494,750

				27,908,538

28	Semiannual Report	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Natural Resources Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Specialty Chemicals 0.6%
	Albemarle Corp.	United States	9,700	$1,366,633
	Umicore SA	Belgium	32,200	1,439,436

				2,806,069

	Trading Companies & Distributors 0.4%
[a]	Univar Inc.	United States	64,300	1,912,925

	Total Common Stocks (Cost $434,206,105)			506,638,711

	Convertible Preferred Stocks 1.0%
	Oil & Gas Exploration & Production 1.0%
	Hess Corp., 8.00%, cvt. pfd.	United States	52,900	2,920,080
	Sanchez Energy Corp., 4.875%, cvt. pfd., A	United States	84,500	1,378,406
	Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	56,000	1,032,080

	Total Convertible Preferred Stocks (Cost $9,744,127)			5,330,566

			Principal Amount
	Convertible Bonds (Cost $3,695,183) 0.1%
	Oil & Gas Exploration & Production 0.1%
	Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	$4,787,000	646,245

	Total Investments before Short Term Investments (Cost $447,645,415)			512,615,522

			Shares
	Short Term Investments (Cost $3,576,752) 0.7%
	Money Market Funds 0.7%
[b,c]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	3,576,752	3,576,752

	Total Investments (Cost $451,222,167) 99.9%			516,192,274
	Other Assets, less Liabilities 0.1%			562,013

	Net Assets 100.0%			$516,754,287

See Abbreviations on page 45.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

F R A N K L I N  S T R A T E G I C  S E R I  E S

Financial Statements

Statements of Assets and Liabilities

October 31, 2017 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 839,480,581	$ 447,645,415
Cost - Non-controlled affiliates (Note 3f and 9)	88,329,225	3,576,752

Value - Unaffiliated issuers	$1,366,409,055	$ 512,615,522
Value - Non-controlled affiliates (Note 3f and 9)	87,226,337	3,576,752
Receivables:
Investment securities sold	—	2,390,214
Capital shares sold	1,729,524	312,315
Dividends and interest	190,763	631,020
Due from custodian	144,000	—
Other assets	384	200

Total assets	1,455,700,063	519,526,023

Liabilities:
Payables:
Investment securities purchased	710,786	753,138
Capital shares redeemed	1,817,543	1,010,721
Management fees	713,867	218,844
Distribution fees	313,480	147,749
Transfer agent fees	799,590	573,478
Payable upon return of securities loaned	49,012,987	—
Accrued expenses and other liabilities	55,256	67,806

Total liabilities	53,423,509	2,771,736

Net assets, at value	$1,402,276,554	$ 516,754,287

Net assets consist of:
Paid-in capital	$ 847,055,103	$ 626,100,149
Undistributed net investment income (loss)	(9,129,010)	7,198,917
Net unrealized appreciation (depreciation)	525,825,586	64,963,161
Accumulated net realized gain (loss)	38,524,875	(181,507,940)

Net assets, at value	$1,402,276,554	$ 516,754,287

+Includes securities loaned	$ 47,185,993	$ —

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F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  S T A T E M E N T S

Statements of Assets and Liabilities (continued)

October 31, 2017 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Class A:
Net assets, at value	$1,153,401,345	$345,759,071

Shares outstanding.	7,668,840	13,826,523

Net asset value per share[a]	$150.40	$25.01

Maximum offering price per share (net asset value per share ÷ 94.25%)	$159.58	$26.54

Class C:
Net assets, at value	$57,333,561	$ 84,401,861

Shares outstanding	391,286	3,504,120

Net asset value and maximum offering price per share[a]	$146.53	$24.09

Class R6:
Net assets, at value	$8,871,794	$721,428

Shares outstanding	57,366	26,872

Net asset value and maximum offering price per share	$154.65	$26.85

Advisor Class:
Net assets, at value	$182,669,854	$ 85,871,927

Shares outstanding	1,188,965	3,212,323

Net asset value and maximum offering price per share	$153.64	$26.73

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  S T A T E M E N T S

Statements of Operations

for the six months ended October 31, 2017 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Investment income:
Dividends:
Unaffiliated issuers	$ 2,951,773	$ 8,712,320
Non-controlled affiliates (Note 3f and 9)	92,765	13,973
Interest:
Unaffiliated issuers	—	138,039
Income from securities loaned (net of fees and rebates)	1,597,327	28,778

Total investment income	4,641,865	8,893,110

Expenses:
Management fees (Note 3a)	4,190,633	1,333,937
Distribution fees: (Note 3c)
Class A	1,492,340	450,344
Class C	287,965	438,347
Transfer agent fees: (Note 3e)
Class A	1,332,049	762,175
Class C	64,275	185,717
Class R6	721	361
Advisor Class	199,096	185,747
Custodian fees (Note 4)	6,576	6,748
Reports to shareholders	77,041	73,408
Registration and filing fees	54,317	41,674
Professional fees	34,298	21,550
Trustees’ fees and expenses	6,790	3,355
Other	14,547	8,960

Total expenses	7,760,648	3,512,323
Expense reductions (Note 4)	(151)	(225)
Expenses waived/paid by affiliates (Note 3f and 3g)	(158,337)	(13,364)

Net expenses	7,602,160	3,498,734

Net investment income (loss)	(2,960,295)	5,394,376

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	11,944,670	(22,022,340)
Foreign currency transactions	(721)	20,568

Net realized gain (loss)	11,943,949	(22,001,772)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	18,783,201	11,360,107
Non-controlled affiliates (Note 3f and 9)	1,156,948	—
Translation of other assets and liabilities denominated in foreign currencies	255,698	(8,723)

Net change in unrealized appreciation (depreciation)	20,195,847	11,351,384

Net realized and unrealized gain (loss)	32,139,796	(10,650,388)

Net increase (decrease) in net assets resulting from operations	$29,179,501	$ (5,256,012)

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  S T A T E M E N T S

Statements of Changes in Net Assets

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (2,960,295)	$ (7,464,858)	$ 5,394,376	$ 4,573,924
Net realized gain (loss)	11,943,949	98,018,256	(22,001,772)	(16,276,712)
Net change in unrealized appreciation (depreciation)	20,195,847	145,090,624	11,351,384	23,243,049

Net increase (decrease) in net assets resulting from operations	29,179,501	235,644,022	(5,256,012)	11,540,261

Distributions to shareholders from:
Net investment income:
Class A	—	(14,076,436)	—	(4,756,117)
Class C	—	(408,909)	—	(577,641)
Class R6	—	(126,292)	—	(212)
Advisor Class	—	(1,688,739)	—	(1,234,610)
Net realized gains:
Class A	—	(34,234,146)	—	—
Class C	—	(1,330,584)	—	—
Class R6	—	(230,582)	—	—
Advisor Class	—	(3,411,647)	—	—

Total distributions to shareholders	—	(55,507,335)	—	(6,568,580)

Capital share transactions: (Note 2)
Class A	(47,548,229)	(55,488,311)	(49,442,552)	(66,989,230)
Class C	2,438,917	31,398,641	(11,311,029)	(11,600,701)
Class R6	(178,909)	2,002,691	501,180	222,601
Advisor Class	18,978,022	50,061,306	(7,563,225)	3,702,378

Total capital share transactions	(26,310,199)	27,974,327	(67,815,626)	(74,664,952)

Net increase (decrease) in net assets	2,869,302	208,111,014	(73,071,638)	(69,693,271)
Net assets:
Beginning of period	1,399,407,252	1,191,296,238	589,825,925	659,519,196

End of period	$1,402,276,554	$1,399,407,252	$516,754,287	$589,825,925

Undistributed net investment income (loss) included in net assets:
End of period	$ (9,129,010)	$ —	$ 7,198,917	$ 1,804,541

Distributions in excess of net investment income included in net assets:
End of period	$ —	$ (6,168,715)	$ —	$ —

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F R A N K L I N  S T R A T E G I C  S E R I  E S

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.    Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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N O T E S   T O  F I N A N C I A L  S T A T E M E N T S  (U N A U D I T E D)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the

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N O T E S   T O  F I N A N C I A L  S T A T E M E N T S  (U N A U D I T E D)

1.  Organization and Significant Accounting Policies (continued)

c.    Securities Lending (continued)

right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.    Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Six Months ended October 31, 2017
Shares sold	575,501	$87,656,031	830,412	$20,106,697
Shares redeemed	(899,105)	(135,204,260)	(2,881,078)	(69,549,249)

Net increase (decrease)	(323,604)	$(47,548,229)	(2,050,666)	$(49,442,552)

Year ended April 30, 2017
Shares sold	2,141,244	$293,440,540	3,407,729	$87,917,703
Shares issued in reinvestment of distributions	347,251	45,878,780	168,961	4,629,546
Shares redeemed	(2,881,393)	(394,807,631)	(6,146,306)	(159,536,479)

Net increase (decrease)	(392,898)	$(55,488,311)	(2,569,616)	$(66,989,230)

Class C Shares:
Six Months ended October 31, 2017
Shares sold	74,216	$11,003,461	228,238	$5,319,625
Shares redeemed	(57,547)	(8,564,544)	(712,605)	(16,630,654)

Net increase (decrease)	16,669	$2,438,917	(484,367)	$(11,311,029)

Year ended April 30, 2017
Shares sold	314,992	$42,287,943	801,399	$19,979,661
Shares issued in reinvestment of distributions	13,374	1,732,743	21,022	558,336
Shares redeemed	(93,143)	(12,622,045)	(1,275,577)	(32,138,698)

Net increase (decrease)	235,223	$31,398,641	(453,156)	$(11,600,701)

Class R6 Shares:
Six Months ended October 31, 2017
Shares sold	7,928	$1,235,782	19,957	$532,956
Shares redeemed	(9,428)	(1,414,691)	(1,201)	(31,776)

Net increase (decrease)	(1,500)	$(178,909)	18,756	$501,180

Year ended April 30, 2017
Shares sold	38,854	$5,153,854	7,779	$228,431
Shares issued in reinvestment of distributions	2,637	356,874	7	211
Shares redeemed	(25,011)	(3,508,037)	(222)	(6,041)

Net increase (decrease)	16,480	$2,002,691	7,564	$222,601

Advisor Class Shares:
Six Months ended October 31, 2017
Shares sold	274,372	$41,961,084	644,649	$16,663,010
Shares redeemed	(149,939)	(22,983,062)	(941,122)	(24,226,235)

Net increase (decrease)	124,433	$18,978,022	(296,473)	$(7,563,225)

Year ended April 30, 2017
Shares sold	662,833	$93,724,820	1,645,341	$45,812,950
Shares issued in reinvestment of distributions	31,641	4,260,757	40,400	1,180,483
Shares redeemed	(343,647)	(47,924,271)	(1,553,855)	(43,291,055)

Net increase (decrease)	350,827	$50,061,306	131,886	$3,702,378

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N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended October 31, 2017, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
0.583%	0.497%

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N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$205,313	$35,061

CDSC retained	$ 9,394	$ 6,341

e.  Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2017, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Transfer agent fees	$486,317	$356,002

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N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended October 31, 2017, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	85,673,142	321,451,108	(333,948,399)	73,175,851	$73,175,851	$92,765	$ —	$ —

Franklin Natural Resources Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	7,627,816	77,337,891	(81,388,955)	3,576,752	$3,576,752	$13,973	$ —	$ —

g.  Waiver and Expense Reimbursements

For Franklin Biotechnology Discovery Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01%. For Franklin Natural Resources Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% until August 31, 2018. Investor Services may discontinue this waiver in the future.

h.  Interfund Transactions

Franklin Biotechnology Discovery Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended October 31, 2017, these purchase and sale transactions aggregated $1,236,222 and $0, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2017, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

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N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

At April 30, 2017, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund
Capital loss carryforwards subject to expiration:
2018	12,737,677
Capital loss carryforwards not subject to expiration:
Short term	10,125,851
Long term	21,740,159

Total capital loss carryforwards	44,603,687

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Cost of investments	$937,827,135	$468,620,877

Unrealized appreciation	$608,674,289	$111,324,759
Unrealized depreciation	(92,866,032)	(63,753,362)

Net unrealized appreciation (depreciation)	$515,808,257	$ 47,571,397

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2017, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$169,281,482	$ 78,850,409
Sales	$189,641,619	$136,880,783

At October 31, 2017, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin Biotechnology Discovery Fund
Securities lending transactions[a]:
Equity Investments[b]	$49,012,987

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

8.  Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Biotechnology Discovery Fund
314,126	G1 Therapeutics Inc., Private Placement	4/26/16	$2,799,999	$7,267,468
80,195	Intarcia Therapeutics Inc., DD.	3/26/14	2,597,516	3,484,900
93,991	Odonate Therapeutics LLC, Reg D	9/01/17	2,799,992	2,799,992

	Total Restricted Securities (Value is 1.0% of Net Assets)		$8,197,507	$13,552,360

9.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended October 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares/ Warrants Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/ Warrants Held at End of Period	Value at End of Period		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
Alcobra Ltd.	1,737,306	—	—	1,737,306	$ 2,727,570		$ —	$ —	$ 729,668
ARCA biopharma Inc.	478,077	—	—	478,077	—	[a]	—	—	—	[a]
ARCA biopharma Inc., wts., 6/16/22	1,338,619	—	—	1,338,619	—	[a]	—	—	—	[a]
BioPharmX Corp.	1,900,375	91,200	—	1,991,575	—	[a]	—	—	—	[a]
BioPharmX Corp., 144A	1,945,737	—	—	1,945,737	—	[a]	—	—	—	[a]
BioPharmX Corp., wts., 3/29/21	108,000	—	—	108,000	—	[a]	—	—	—	[a]
BioPharmX Corp., wts., 11/22/23	1,259,925	419,975	—	1,679,900	—	[a]	—	—	—	[a]
Fate Therapeutics Inc.	2,373,777	—	—	2,373,777	11,322,916		—	—	427,280

Total Affiliated Securities (Value is 1.0% of Net Assets)					$14,050,486		$ —	$ —	$1,156,948

aAs of October 31, 2017, no longer an affiliate.

10.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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F R A N K L I N  S T R A T E G I C  S E  R I E S

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2017, the Funds did not use the Global Credit Facility.

11.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2		Level 3	Total
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$1,167,153,110	$—	[b]	$13,613,815	$1,180,766,925
Pharmaceuticals	132,479,277	—		123,735	132,603,012
All Other Equity Investments[c]	65,742,876	—		—	65,742,876
Escrows and Litigation Trusts	—	—		1,346,728	1,346,728
Short Term Investments	73,175,851	—		—	73,175,851

Total Investments in Securities	$1,438,551,114	$—		$15,084,278	$1,453,635,392

Franklin Natural Resources Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Oil & Gas Exploration & Production	$181,770,412	$2,410,486		$—	$184,180,898
All Other Equity Investments[c]	327,788,379	—		—	327,788,379
Convertible Bonds	—	646,245		—	646,245
Short Term Investments	3,576,752	—		—	3,576,752

Total Investments in Securities	$513,135,543	$3,056,731		$—	$516,192,274

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at October 31, 2017.

cFor detailed categories, see the accompanying Statement of Investments.

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N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

11.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At October 31, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Biotechnology	$ 9,166,510	$2,799,992	$ (7,312,581)	$4,813,486	$ —	$ —	$3,562,537	$ 583,871	$13,613,815	$975,092
Pharmaceuticals	7,765,403	—	(6,380,617)	—	—	—	(2,591,988)	1,330,937	123,735	(460,563)
Escrows and Litigation Trusts	—	—	—	1,308,937	—	—	—	37,791	1,346,728	37,791

Total Investments in Securities	$16,931,913	$2,799,992	$(13,693,198)	$6,122,423	$ —	$ —	$ 970,549	$1,952,599	$15,084,278	$552,320

Receivables:
Investment Securities Sold	$ 9,126,475	$ —	$ —	$ —	$(9,381,849)	$ —	$ —	$ 255,374	$ —	$ —

aThe investments were transferred into Level 3 as a result of the unavailability of other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common and preferred stocks as well as other equity investments.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2017, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/Range	Impact to Fair Value if Input Increases[a]
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:
Biotechnology	$10,752,368	Discounted Cash Flow	Free cash flow	$ 75.9 / share	Increase[b]

			Discount for lack of marketability	2.1% - 35.0%	Decrease[b]

			Discount rate	10.0%	Decrease[b]

			Probability rate	90.0%	Increase[b]
All Other Investments[c]	4,331,910
Total	$15,084,278

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

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F R A N K L I N  S T R A T E G I C  S E  R I E S

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

12.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio

ADR	American Depositary Receipt
CPO	Certificate of Ordinary Participation (usually
Mexico)

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F R A N K L I N  S T R A T E G I C  S E R I  E S

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Strategic Series

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	FSS2 S2017 12/17

Semiannual Report and Shareholder Letter October 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended October 31, 2017, the global economy expanded moderately amid generally upbeat economic data across regions. Investor confidence was buoyed by pro-business policies in the US and the accommodative monetary policies of various central banks, though certain policymakers hinted at the possible policy tightening in the future. During the period, the US Federal Reserve raised its federal funds target rate 0.25% and began normalizing its balance sheet in October, while the European Central Bank kept its benchmark interest rate unchanged. In this environment, global government bonds, as measured by the Citigroup World Government Bond Index, recorded gains in US dollar and local currency terms.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Flexible Alpha Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer – Investment

Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Flexible Alpha Bond Fund

This semiannual report for Franklin Flexible Alpha Bond Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including global debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating rate debt securities and investments, and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +0.48% cumulative total return. In comparison, the LIBOR USD 3-Month Rate Index posted a +0.66% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Sector Exposure*
10/31/17

% of Total Net Assets
Investment-Grade Corporate Securities	22.6%
Floating Rate Loans	16.9%
Residential Mortgage-Backed Securities	16.3%
US Treasuries	5.9%
Covered Bonds	5.7%
Commercial Mortgage-Backed Securities	4.9%
International Bonds	4.4%
High Yield Corporate Securities	1.3%
Agency Mortgage-Backed Securities	0.9%
Municipal Bonds	0.5%
Asset-Backed Securities	0.1%
Other	0.0%**
Interest-Rate Derivatives	-32.8%
Cash & Cash Equivalents	24.6%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest rate risk.

**Rounds to less than 0.1%.

Economic and Market Overview

The US economy grew during the six months under review. The economy grew faster in 2017’s third quarter than in the second quarter, driven by consumer spending, inventory investment, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.4% in April 2017 to 4.1% at period-end.2 Monthly retail sales were volatile during the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.2% in April 2017 to 2.0% at period-end.2

1. Source: Bloomberg LP.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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Dividend Distributions*
5/1/17–10/31/17
	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	1.3706	0.8901	1.1328	1.4030	1.3903
June	1.2890	0.9290	1.1133	1.3020	1.3024
July	0.6152	0.4054	—	0.6660	0.6657
August	1.4611	1.0107	0.6373	1.4940	1.4897
September	0.9137	0.4742	0.6020	0.9467	0.9376
October	1.0382	0.6053	0.5725	1.0740	1.0657
Total	6.6878	4.3147	4.0579	6.8857	6.8514

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

At its June meeting, the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.00%–1.25%, amid signs of a growing US economy, strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. In June, the yield rose due to renewed optimism for improvement in economic growth, while in July, the yield rose further amid hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s impact, the Fed’s proposed balance sheet normalization in October, and the Senate’s approval of a budget plan that raised expectations for tax reforms, pushed up yields further toward period-end. However, geopolitical tensions in the Korean peninsula, US political turmoil, and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield. The possible appointment of Jerome Powell, viewed as more dovish than other contenders, as the next Fed chair, dragged on the Treasury yield toward period-end. Overall, the 10-year Treasury yield rose from 2.29% at the beginning of the period to 2.38% at period-end.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest rates, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing

Currency Composition*
10/31/17

% of Total Net Assets

North America	100.5%

US Dollar	101.0%

Canadian Dollar	-0.5%

Latin America & Caribbean	0.7%

Mexican Peso	0.8%

Chilean Peso	-0.1%

Asia	-0.1%

Indian Rupee	0.3%

Indonesian Rupiah	0.2%

Singapore Dollar	-0.1%

Japanese Yen	-0.1%

South Korean Won	-0.4%

Australia & New Zealand	-0.3%

New Zealand Dollar	0.1%

Australian Dollar	-0.4%

Europe	-0.8%

Polish Zloty	0.2%

Swedish Krona	0.2%

Euro	-0.4%

British Pound	-0.8%

*Currency Composition is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities; municipal

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securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

Over the six-month period the Fund posted a positive total return. The Fund’s spread sector exposure was the primary contributor to performance, driven primarily by the Fund’s exposure to investment-grade corporate bonds, floating rate loans (including collateralized loan obligations), residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS) as well as the Fund’s exposure to municipal bonds and sovereign bonds. The Fund’s yield curve and duration positioning also contributed to performance, driven primarily by duration exposure in the US. In contrast, the Fund’s foreign currency exposure detracted from returns, influenced primarily by short euro and Canadian dollar exposures. Additionally, the Fund’s basis-trade positions (taking opposing long and short positions in the two securities to profit from the convergence of their values) also detracted, while the Fund’s exposure to the high-yield corporate credit sector also hurt performance marginally.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

At period-end, we continued to invest in a broad set of global fixed income sectors, with a goal of achieving more consistent positive alpha with a risk-diversified portfolio. Additionally, the Fund’s risk profile was maintained at a conservative level. We remained overweighted in the investment-grade corporate bond sector as well as securitized sectors, including RMBS and CMBS, compared to other sectors. We continued to find what we considered value in credit-hedged corporate positions as well. We sought to hedge all of the high-yield corporate beta (or risk) in the Fund, although we retained exposure to select floating rate loans and collateralized loan obligations. We also retained positions in Treasury Inflation-Protected Securities (TIPS) as well as covered bonds. Overall, portfolio duration remained relatively neutral toward US interest-rate and non-US duration positions. The portfolio maintained an overweighting to the US dollar versus a basket of developed market and commodity-related currencies, although they did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including credit default and currency swaps, currency forwards, Treasury futures, interest-rate swaps, total return swaps and inflation index swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small. Overall, the portfolio continued to meet its risk-adjusted return target and remained in the lower end of our targeted risk range. Much of the Fund’s derivatives positioning was to seek to hedge various risks in the portfolio and achieve the goal of a stable return profile.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Thank you for your participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Michael J. Materasso

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of October 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]
A

6-Month	+0.48%		-3.81%

1-Year	+1.54%		-2.76%

Since Inception (8/3/15)	+2.35%		-0.88%

Advisor

6-Month	+0.49%		+0.49%

1-Year	+1.46%		+1.46%

Since Inception (8/3/15)	+2.31%		+1.02%

Share Class	Distribution Rate[4]	30-Day Standardized Yield[5]
		(with waiver)	(without waiver)

A	1.15%	1.08%	1.08%

Advisor	1.24%	1.17%	1.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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P E R F O R M A N C E  S U M M A R Y

Distributions (5/1/17–10/31/17)

Share Class	Net Investment Income
A	$0.066878
C	$0.043147
R	$0.040579
R6	$0.068857
Advisor	$0.068514

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.93%	3.30%
Advisor	0.89%	3.26%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. Investments in foreign securities involve risks such as currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,004.80	$4.40	$1,020.82	$4.43	0.87%
C	$1,000	$1,002.40	$7.47	$1,017.74	$7.53	1.48%
R	$1,000	$1,002.10	$6.76	$1,018.45	$6.82	1.34%
R6	$1,000	$1,006.00	$3.99	$1,021.22	$4.02	0.79%
Advisor	$1,000	$1,004.90	$4.19	$1,021.02	$4.23	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Financial Highlights

Franklin Flexible Alpha Bond Fund

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016[a]
Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.082	0.180	0.099

Net realized and unrealized gains (losses)	(0.025)	0.017	(0.123)

Total from investment operations	0.057	0.197	(0.024)

Less distributions from net investment income	(0.067)	(0.217)	(0.096)

Net asset value, end of period	$ 9.85	$ 9.86	$ 9.88

Total return[c]	0.48%	2.22%	(0.34)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.24%	3.17%	3.47%

Expenses net of waiver and payments by affiliates[e]	0.87%	0.67%	0.84%

Net investment income	1.24%	1.83%	1.37%

Supplemental data

Net assets, end of period (000’s)	$10,470	$10,443	$10,200

Portfolio turnover rate	16.57%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	9.98%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  H I G H L I G H T S

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016[a]

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.80	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.044	0.130	0.072

Net realized and unrealized gains (losses)	(0.011)	(0.006)	(0.131)

Total from investment operations	0.033	0.124	(0.059)

Less distributions from net investment income	(0.043)	(0.184)	(0.081)

Net asset value, end of period	$ 9.79	$ 9.80	$ 9.86

Total return[c]	0.24%	1.47%	(0.69)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.85%	3.88%	3.98%

Expenses net of waiver and payments by affiliates[e]	1.48%	1.38%	1.34%

Net investment income	0.63%	1.12%	0.87%

Supplemental data

Net assets, end of period (000’s)	$234	$245	$204

Portfolio turnover rate	16.57%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	9.98%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  H I G H L I G H T S

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016[a]
Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.054	0.112	0.072

Net realized and unrealized gains (losses)	(0.033)	0.095	(0.127)

Total from investment operations	0.021	0.207	(0.055)

Less distributions from net investment income	(0.041)	(0.207)	(0.085)

Net asset value, end of period	$ 9.84	$ 9.86	$ 9.86

Total return[c]	0.21%	2.21%	(0.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.71%	3.36%	3.84%

Expenses net of waiver and payments by affiliates[e]	1.34%	0.86%	1.22%

Net investment income	0.77%	1.64%	0.99%

Supplemental data

Net assets, end of period (000’s)	$60	$60	$10

Portfolio turnover rate	16.57%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	9.98%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  H I G H L I G H T S

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016[a]
Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.102	0.177	0.108

Net realized and unrealized gains (losses)	(0.043)	0.022	(0.124)

Total from investment operations	0.059	0.199	(0.016)

Less distributions from net investment income	(0.069)	(0.219)	(0.104)

Net asset value, end of period	$ 9.85	$ 9.86	$ 9.88

Total return[c]	0.60%	2.03%	(0.15)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.16%	5.23%	3.72%

Expenses net of waiver and payments by affiliates[e]	0.79%	0.71%	0.71%

Net investment income	1.32%	1.79%	1.50%

Supplemental data

Net assets, end of period (000’s)	$100,213	$10	$10

Portfolio turnover rate	16.57%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	9.98%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  H I G H L I G H T S

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30,
		2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.85	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.085	0.166	0.107

Net realized and unrealized gains (losses)	(0.026)	0.023	(0.129)

Total from investment operations	0.059	0.189	(0.022)

Less distributions from net investment income	(0.069)	(0.219)	(0.098)

Net asset value, end of period	$ 9.84	$ 9.85	$ 9.88

Total return[c]	0.49%	2.13%	(0.31)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.20%	3.22%	3.34%

Expenses net of waiver and payments by affiliates[e]	0.83%	0.72%	0.71%

Net investment income	1.28%	1.78%	1.50%

Supplemental data

Net assets, end of period (000’s)	$237	$232	$344

Portfolio turnover rate	16.57%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[f]	9.98%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

Statement of Investments, October 31, 2017 (unaudited)

Franklin Flexible Alpha Bond Fund

		Country	Shares			Value

	Management Investment Companies (Cost $3,397,061) 3.1%
	Diversified Financials 3.1%
	PowerShares Senior Loan Portfolio ETF	United States	146,765			$3,393,207

			Principal
			Amount	*

	Corporate Bonds 33.6%
	Automobiles & Components 0.4%
	Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	400,000			424,934

	Banks 10.8%
[a]	Banca Monte dei Paschi di Siena SpA, secured note, Reg S, 2.125%, 11/26/25	Italy	800,000		EUR	994,440
[a]	Banca Popolare di Milano Scarl, secured note, Reg S, 0.625%, 6/08/23	Italy	1,100,000		EUR	1,280,164
[a]	Banco Comercial Portugues SA, secured note, Reg S, 0.75%, 5/31/22	Portugal	900,000		EUR	1,061,442
[a]	Banco Popolare SC, secured note, Reg S, 0.75%, 3/31/22	Italy	700,000		EUR	826,557
	Bank of America Corp.,
	senior bond, 5.50%, 12/04/19	United States	75,000		GBP	108,660
	senior note, 2.25%, 4/21/20	United States	400,000			400,490
	senior note, 3.50%, 4/19/26	United States	400,000			407,899
	Bank of Nova Scotia, secured note, 1.875%, 4/26/21	Canada	100,000			98,909
	Caixa Geral de Depositos SA,
	secured note, 3.00%, 1/15/19	Portugal	1,000,000		EUR	1,209,048
	[a] secured note, Reg S, 1.00%, 1/27/22	Portugal	100,000		EUR	118,987
	Citigroup Inc.,
	senior note, 2.65%, 10/26/20	United States	450,000			454,506
	senior note, 3.40%, 5/01/26	United States	500,000			505,421
	HSBC Holdings PLC,
	senior note, 4.30%, 3/08/26	United Kingdom	500,000			536,968
	senior note, 3.262% to 3/13/22, FRN thereafter, 3/13/23	United Kingdom	400,000			409,346
	HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	100,000			100,246
	Industrial & Commercial Bank of China Ltd., senior note, 2.452%, 10/20/21	China	300,000			296,169
	Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	500,000			510,088
	JPMorgan Chase & Co.,
	senior bond, 3.30%, 4/01/26	United States	400,000			403,473
	senior note, 2.25%, 1/23/20	United States	100,000			100,501
	senior note, 2.40%, 6/07/21	United States	600,000			601,240
[b]	Kookmin Bank, secured note, 144A, 2.25%, 2/03/21	South Korea	400,000			394,049
	PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000			216,000
	Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	100,000			99,873
[b]	The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	200,000			199,961
	Wells Fargo & Co.,
	senior note, 2.50%, 3/04/21	United States	200,000			200,889
	senior note, 3.00%, 4/22/26	United States	500,000			490,883

						12,026,209

	Capital Goods 0.5%
	Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	150,000			153,750
	TransDigm Inc., senior sub. bond, 6.50%, 7/15/24	United States	30,000			31,050
	United Technologies Corp., senior note, 1.95%, 11/01/21	United States	400,000			393,551

						578,351

	Consumer Durables & Apparel 0.3%
	CalAtlantic Group Inc., senior note, 8.375%, 5/15/18	United States	250,000			258,750
	KB Home, senior note, 8.00%, 3/15/20	United States	100,000			111,750

						370,500

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S T A T E M E N T  O F  I N V E S T M E N T S ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

			Principal
		Country	Amount	*	Value

	Corporate Bonds (continued)
	Consumer Services 0.7%
	Marriott International Inc., senior note, 2.875%, 3/01/21	United States	250,000		$252,780
[b]	Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	525,000		535,085

					787,865

	Diversified Financials 3.6%
	Capital One Financial Corp., senior note, 3.05%, 3/09/22	United States	600,000		609,046
	senior note, 3.20%, 2/05/25	United States	500,000		498,072
[c]	Deutsche Bank AG, senior note, FRN, 2.626%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	100,000		101,338
[b]	Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	250,000		249,390
	The Goldman Sachs Group Inc., senior note, 3.75%, 5/22/25	United States	400,000		412,909
	[c]senior note, FRN, 2.52%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	500,000		509,825
	Morgan Stanley, senior note, 2.65%, 1/27/20	United States	500,000		504,694
	senior note, 3.70%, 10/23/24	United States	500,000		520,042
[b]	Protective Life Global Funding, secured note, 144A, 2.615%, 8/22/22	United States	500,000		496,838
	Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	60,000		63,075

					3,965,229

	Energy 2.0%
	Energy Transfer Partners LP, senior note, 6.50%, 2/01/42	United States	50,000		57,244
	Enterprise Products Operating LLC, senior note, 3.35%, 3/15/23	United States	400,000		412,512
	Exxon Mobil Corp., senior note, 3.043%, 3/01/26	United States	700,000		715,798
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	50,000		49,762
	Sabine Pass Liquefaction LLC, senior secured note, first lien, 5.625%, 4/15/23	United States	450,000		500,303
[b]	Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	500,000		500,925

					2,236,544

	Food & Staples Retailing 0.6%
	The Kroger Co., senior note, 3.40%, 4/15/22	United States	250,000		257,185
	Walgreen Co., senior bond, 3.10%, 9/15/22	United States	400,000		405,850

					663,035

	Food, Beverage & Tobacco 1.1%
	Anheuser-Busch Inbev Finance Inc., senior bond, 3.65%, 2/01/26	Belgium	400,000		413,399
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	50,000		48,609
[b]	Imperial Brands Finance PLC, senior note, 144A, 4.25%, 7/21/25	United Kingdom	400,000		421,480
	Kraft Heinz Foods Co., senior note, 3.50%, 7/15/22	United States	250,000		258,538
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	100,000		107,735

					1,249,761

	Health Care Equipment & Services 0.5%
	HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	150,000		164,625
	Stryker Corp., senior note, 2.00%, 3/08/19	United States	250,000		250,604
	Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	90,000		91,687
[b]	Universal Health Services Inc., senior secured note, first lien, 144A, 3.75%, 8/01/19	United States	50,000		51,188

					558,104

	Household & Personal Products 0.1%
	Avon Products Inc., senior note, 6.50%, 3/01/19	United Kingdom	50,000		50,375

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F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

			Principal
		Country	Amount	*	Value
	Corporate Bonds (continued)
	Insurance 3.0%
[b]	AIG Global Funding,
	secured note, 144A, 1.90%, 10/06/21	United States	50,000		$48,723
	secured note, 144A, 2.70%, 12/15/21	United States	100,000		100,381
[b]	Athene Global Funding,
	secured note, 144A, 2.75%, 4/20/20	United States	50,000		50,339
	secured note, 144A, 3.00%, 7/01/22	United States	1,050,000		1,047,855
[b]	Jackson National Life Global Funding,
	secured note, 144A, 2.25%, 4/29/21	United States	50,000		49,831
	secured note, 144A, 2.10%, 10/25/21	United States	25,000		24,670
	senior secured note, 144A, 2.50%, 6/27/22	United States	200,000		199,579
[b]	Massmutual Global Funding II, secured note, 144A, 2.50%, 10/17/22	United States	600,000		598,620
[b]	Metropolitan Life Global Funding I, secured note, 144A, 2.65%, 4/08/22	United States	600,000		604,460
[b]	Nuveen Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	500,000		507,926
[b]	Principal Life Global Funding II, senior secured note, 144A, 2.625%, 11/19/20	United States	100,000		101,058

					3,333,442

	Materials 0.7%
	Freeport-McMoRan Inc., senior note, 4.00%, 11/14/21	United States	215,000		217,687
[b]	Glencore Funding LLC, senior note, 144A, 3.00%, 10/27/22	Switzerland	100,000		100,072
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	300,000		317,310
[b]	Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	150,000		162,000

					797,069

	Media 0.4%
	Time Warner Inc., senior bond, 3.40%, 6/15/22	United States	400,000		411,347

	Pharmaceuticals, Biotechnology & Life Sciences 2.2%
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	400,000		410,038
	Amgen Inc.,
	senior note, 2.60%, 8/19/26	United States	200,000		191,707
	senior note, 3.20%, 11/02/27	United States	550,000		550,000
	Baxalta Inc.,
	senior note, 2.875%, 6/23/20	United States	400,000		405,973
	senior note, 3.60%, 6/23/22	United States	100,000		103,604
	Biogen Inc., senior note, 2.90%, 9/15/20	United States	400,000		408,580
	Celgene Corp.,
	senior bond, 3.875%, 8/15/25	United States	200,000		208,270
	[d] senior bond, 3.45%, 11/15/27	United States	200,000		200,000

					2,478,172

	Real Estate 0.8%
	American Tower Corp., senior bond, 3.50%, 1/31/23	United States	400,000		412,509
	Kimco Realty Corp., senior note, 3.30%, 2/01/25	United States	200,000		200,695
	Prologis LP, senior note, 4.25%, 8/15/23	United States	200,000		216,891
	Realty Income Corp., senior bond, 3.25%, 10/15/22	United States	50,000		51,106

					881,201

	Retailing 0.4%
[b]	Amazon.com Inc., senior note, 144A, 2.40%, 2/22/23	United States	200,000		198,834
[b]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	350,000		267,750

					466,584

	Semiconductors & Semiconductor Equipment 0.3%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 144A, 3.625%, 1/15/24	United States	300,000		309,853

franklintempleton.com	Semiannual Report	17

F R A N K L I N   S T R A T E G I C  S E R I E S

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount	*		Value

	Corporate Bonds (continued)
	Software & Services 0.4%
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	400,000			$419,511

	Technology Hardware & Equipment 0.4%
[b]	Dell International LLC/EMC Corp., senior secured note, first lien, 144A, 3.48%, 6/01/19	United States	250,000			254,558
[b]	Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	100,000			102,958
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	50,000			52,593

						410,109

	Telecommunication Services 0.7%
	AT&T Inc., senior note, 3.95%, 1/15/25	United States	100,000			102,818
	Telefonica Emisiones S.A.U., senior note, 4.103%, 3/08/27	Spain	400,000			412,538
	Verizon Communications Inc., senior note, 2.45%, 11/01/22	United States	250,000			248,686

						764,042

	Transportation 0.8%
	American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 6/15/28	United States	48,700			48,807
	FedEx Corp., senior bond, 3.20%, 2/01/25	United States	450,000			460,051
[b]	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	400,000			392,878

						901,736

	Utilities 2.9%
	Calpine Corp., senior note, 5.375%, 1/15/23	United States	65,000			63,456
[b]	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	200,000			200,298
	Dominion Energy Inc.,
	senior bond, 3.90%, 10/01/25	United States	50,000			52,423
	senior bond, 2.85%, 8/15/26	United States	600,000			582,527
[b,e]	EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	700,000			739,875
	Kinder Morgan Energy Partners LP, senior bond, 6.50%, 9/01/39	United States	50,000			58,039
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	550,000			547,929
[b]	State Grid Overseas Invesments 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	500,000			511,103
[b]	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	500,000			518,437

						3,274,087

	Total Corporate Bonds (Cost $37,441,164)					37,358,060

	Foreign Government and Agency Securities 0.9%
[b]	The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	200,000			200,928
	Export-Import Bank of Korea, senior note, 2.875%, 1/21/25	South Korea	700,000			686,742
	Government of Indonesia, senior bond, FR70, 8.375%, 3/15/24	Indonesia	263,000,000		IDR	21,012
[a]	United Kingdom Treasury Bond, Reg S, 2.00%, 9/07/25	United Kingdom	85,000		GBP	120,364

	Total Foreign Government and Agency Securities (Cost $1,034,711)					1,029,046

	U.S. Government and Agency Securities 2.9%
[f]	U.S. Treasury Bond, Index Linked, 0.625%, 1/15/24	United States	105,214			107,214
[f]	U.S. Treasury Note,
	Index Linked, 0.125%, 1/15/23	United States	588,154			585,693
	Index Linked, 0.25%, 1/15/25	United States	2,591,209			2,563,224

	Total U.S. Government and Agency Securities (Cost $3,275,751)					3,256,131

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F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount	*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities 35.1%
	Banks 0.0%†
[g]	Impac Secured Assets Corp., 2004-4, M1, FRN, 2.003%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	50,000		$50,141

	Diversified Financials 35.1%
[b,g]	AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 3.487%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	400,000		401,292
[b,g]	Atrium X, 10A, CR, 144A, FRN, 3.309%, (3-month USD LIBOR + 1.95%), 7/16/25	United States	60,000		60,279
[b,d,g]	Atrium XIII,
	2013A, C, 144A, FRN, 3.171%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	600,000		600,000
	2013-A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,000,000		2,000,000
[b]	BAMLL Commercial Mortgage Securities Trust,
	2012-PARK, A, 144A, 2.959%, 12/10/30	United States	100,000		101,984
	2015-200P, A, 144A, 3.218%, 4/14/33	United States	600,000		609,971
	Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000		105,205
[b,g]	BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 3.637%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	60,000		60,673
[b,g]	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 2.531%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	250,000		250,007
[g]	Capital One Multi-Asset Execution Trust, 2004-B3, B3, FRN, 1.969%, (1-month USD LIBOR + 0.73%), 1/18/22	United States	150,000		150,540
[b,g]	Carlyle Global Market Strategies CLO Ltd., 2014-3A, A1AR, 144A, FRN, 2.524%, (3-month USD LIBOR + 1.15%), 7/27/26	United States	150,000		150,822
[b,g]	Carlyle U.S. CLO Ltd.,
	2017-2A, B, 144A, FRN, 3.731%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	60,000		60,504
	[d] 2017-4A, B, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	600,000		600,000
	[d] 2017-4A, C, 144A, FRN, 4.171%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	400,000		400,000
[b,g]	Cent CLO, 2013-17A, A1, 144A, FRN, 2.678%, (3-month USD LIBOR + 1.30%), 1/30/25	United States	23,532		23,562
[b,h]	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	450,000		457,196
[b,g]	Colony American Homes, 2015-1A, A, 144A, FRN, 2.437%, (1-month USD LIBOR + 1.20%), 7/17/32	United States	104,986		105,268
	COMM Mortgage Trust,
	[h,i] 2014-UBS4, XA, IO, FRN, 1.379%, 8/10/47	United States	337,541		18,358
	[b] 2015-3BP, A, 144A, 3.178%, 2/10/35	United States	600,000		608,785
[h]	Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	78,827		86,783
[b]	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	30,000		30,713
[b,g]	Dryden 31 Senior Loan Fund, 2014-31A, AR, 144A, FRN, 2.434%, (3-month USD LIBOR + 1.08%), 4/18/26	United States	150,000		150,428
[b,g]	Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.519%, (3-month USD LIBOR + 1.16%), 10/15/26	United States	90,000		90,405
[b,g]	Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 3.704%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	60,000		60,443
[b,g]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.559%, (3-month USD LIBOR + 1.20%), 7/15/26	United States	24,000		24,108
[b,h]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	100,000		104,079

franklintempleton.com	Semiannual Report	19

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S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

			Principal
		Country	Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[g]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	576,581		$594,316
	2014-HQ2, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	600,000		619,520
	2014-HQ3, M2, FRN, 3.888%, (1-month USD LIBOR + 2.65%), 10/25/24	United States	525,550		527,118
	2015-DN1, M3, FRN, 5.388%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	600,000		647,240
	2015-DNA1, M2, FRN, 3.088%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	250,000		255,838
	2015-DNA1, M3, FRN, 4.538%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	600,000		668,207
	2015-DNA2, M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	221,956		226,856
	2015-DNA2, M3, FRN, 5.138%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	600,000		659,133
	2015-DNA3, M2, FRN, 4.088%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	638,497		661,767
	2015-HQ1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	505,806		509,829
	2015-HQA2, M2, FRN, 4.038%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	442,224		457,099
	2016-DNA1, M1, FRN, 2.688%, (1-month USD LIBOR + 1.45%), 7/25/28	United States	304,851		305,598
	2016-DNA1, M3, FRN, 6.788%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	550,000		642,661
	2016-DNA2, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	600,000		609,326
	2016-DNA3, M2, FRN, 3.238%, (1-month USD LIBOR + 2.00%), 12/25/28	United States	396,000		404,277
	2016-HQA2, M2, FRN, 3.488%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	600,000		617,355
	2016-HQA3, M1, FRN, 2.038%, (1-month USD LIBOR + 0.80%), 3/25/29	United States	439,392		440,249
	2016-HQA3, M2, FRN, 2.588%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	350,000		354,324
	2016-HQA4, M2, FRN, 2.538%, (1-month USD LIBOR + 1.30%), 4/25/29	United States	700,000		709,481
[g]	FNMA Connecticut Avenue Securities,
	2013-C01, M1, FRN, 3.238%, (1-month USD LIBOR + 2.00%), 10/25/23	United States	27,082		27,301
	2014-C02, 1M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	600,000		629,742
	2014-C02, 2M1, FRN, 2.188%, (1-month USD LIBOR + 0.95%), 5/25/24	United States	3,571		3,573
	2014-C02, 2M2, FRN, 3.838%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	40,000		41,649
	2014-C03, 1M2, FRN, 4.238%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	650,000		687,184
	2014-C03, 2M2, FRN, 4.138%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	591,842		621,865
	2014-C04, 1M1, FRN, 6.138%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	620,601		705,259
	2014-C04, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	533,992		599,965
	2015-C01, 1M2, FRN, 5.538%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	39,779		42,809
	2015-C01, 2M2, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	52,580		56,201
	2015-C02, 1M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	8,258		8,856
	2015-C02, 2M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	19,146		20,286
	2015-C03, 1M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	579,469		640,866
	2015-C03, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	46,941		51,355
	2017-C01, 1B1, FRN, 6.988%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	33,000		37,322
[b,g]	Gilbert Park CLO Ltd.,
	2017-1A, B, 144A, FRN, 2.965%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	3,000,000		3,007,470
	2017-1A, D, 144A, FRN, 4.315%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	400,000		399,100
	GS Mortgage Securities Trust,
	2016-GS3, A4, 2.85%, 10/10/49	United States	600,000		593,439
	2017-GS5, A4, 3.674%, 3/10/50	United States	600,000		632,006
[b,g]	Invitation Homes Trust,
	2015-SFR1, A, 144A, FRN, 2.687%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	694,682		699,781
	2015-SFR2, A, 144A, FRN, 2.587%, (1-month USD LIBOR + 1.35%), 6/17/32	United States	485,630		486,914
	2015-SFR3, A, 144A, FRN, 2.537%, (1-month USD LIBOR + 1.30%), 8/17/32	United States	667,532		672,988
	2015-SFR3, D, 144A, FRN, 3.987%, (1-month USD LIBOR + 2.75%), 8/17/32	United States	100,000		100,822

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F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

		Country	Principal Amount	*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,h]	J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, A, 144A, FRN, 2.949%, 10/06/38	United States	600,000		$592,924
[h]	JPMBB Commercial Mortgage Securities Trust, 2015-C30, AS, FRN, 4.226%, 7/15/48	United States	450,000		477,307
	JPMCC Commercial Mortgage Securities Trust, 2017-JP6, A5, 3.49%, 7/15/50	United States	600,000		621,481
[h,i]	JPMDB Commercial Mortgage Securities Trust, 2017-C5, XA, IO, FRN, 1.027%, 3/15/50	United States	199,454		14,197
[b]	Morgan Stanley Capital I Trust, 2014-150E, A, 144A, 3.912%, 9/09/32	United States	450,000		475,839
[b,d,g]	Neuberger Berman CLO Ltd., 2017-26A, B, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	539,475		539,475
[b,d,g]	Octagon Investment Partners 33 Ltd.,
	2017-1A, A2, 144A, FRN, 2.871%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	2,000,000		2,000,000
	2017-1A, B, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.85%), 1/20/31	United States	500,000		500,000
	2017-1A, C, 144A, FRN, 4.121%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	250,000		250,000
[b,g]	Octagon Investment Partners XXIII Ltd.,
	2015-1A, A1, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	18,490		18,605
	2015-1A, A2, 144A, FRN, 2.779%, (3-month USD LIBOR + 1.42%), 7/15/27	United States	17,554		17,659
[b,g]	Resource Capital Corp. Ltd., 2015-CRE4, A, 144A, FRN, 2.639%, (1-month USD LIBOR + 1.40%), 8/15/32	United States	26,164		26,134
[b,d]	TCI-Flatiron CLO Ltd.,
	[g] 2017-1A, B, 144A, FRN, 2.931%, (3-month USD LIBOR + 1.56%), 11/17/30	United States	2,000,000		2,000,000
	[j] 2017-1A, C, 144A, FRN, 11/17/30	United States	1,200,000		1,200,000
	[j] 2017-1A, D, 144A, FRN, 11/17/30	United States	250,000		250,000
[h]	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.028%, 4/25/45	United States	33,644		33,849
[b]	Towd Point Mortgage Trust,
	[h] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	592,733		608,093
	[h] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	71,364		71,083
	[h] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	590,630		590,623
	[h] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	332,444		334,012
	[g] 2017-5, 144A, FRN, 1.838%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	220,000		220,000
[b,g]	West CLO Ltd., 2014-1A, A2R, 144A, FRN, 2.704%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	170,000		171,074

					39,000,707

	Real Estate 0.0%†
[b]	Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	31,637		31,497

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $39,057,822)				39,082,345

	Mortgage-Backed Securities 3.3%
	Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
[k]	FNMA 15 Year, 3.00%, 11/01/32	United States	3,250,000		3,329,441
	FNMA, 3.50%, 7/01/56	United States	282,059		289,378

	Total Mortgage-Backed Securities (Cost $3,609,717)				3,618,819

franklintempleton.com	Semiannual Report	21

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S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

			Principal
		Country	Amount	*	Value

	Municipal Bonds 0.5%
	Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000		$121,238
	Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/22	United States	125,000		142,040
	Colorado State Board of Governors University Enterprise System Revenue, Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000		121,728
	Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000		14,370
	Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties, Refunding, 4.00%, 12/01/26	United States	100,000		109,475
	Texas State GO, Transportation Commission-Highway Improvement, Series A, 5.00%, 4/01/21	United States	5,000		5,621

	Total Municipal Bonds (Cost $495,886)				514,472

		Number of	Notional
		Contracts	Amount	*

	Options Purchased 0.0%†
	Puts - Over-the-Counter
	Credit Default Swaptions 0.0%†
	Buy protection on CDX.NA.IG.28, Premium Rate 1.00%, Strike Price $67.50, Counterparty BZWS, Expires 11/15/17	1	400,000		7
	Buy protection on CDX.NA.IG.29, Premium Rate 1.00%, Strike Price $60, Counterparty BZWS, Expires 3/21/18	1	3,000,000		8,154

					8,161

	Management Investment Companies 0.0%†
	iShares iBoxx High Yield Corporate Bond ETF, January Strike Price $87, Counterparty CITI, Expires 1/19/18	150	15,000		126

	Total Options Purchased (Cost $25,376)				8,287

	Total Investments before Short Term Investments (Cost $88,337,488)				88,260,367

		Country	Shares

	Short Term Investments (Cost $37,468,384) 33.7%
	Money Market Funds 33.7%
[l,m]	Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	37,468,384		37,468,384

	Total Investments (Cost $125,805,872) 113.1%				125,728,751
	Options Written (0.0)%†				(3,350)
	TBA Sale Commitments (2.4)%				(2,641,478)
	Other Assets, less Liabilities (10.7)%				(11,870,838)

	Net Assets 100.0%				$111,213,085

			Principal
			Amount	*

	TBA Sale Commitments (Proceeds $2,630,754)
	Federal National Mortgage Association (FNMA) Fixed Rate (2.4)%
[n]	FNMA 30 Year, 3.50%, 11/01/47	United States	2,570,000		$(2,641,478)

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S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

		Number of	Notional
		Contracts	Amount	*	Value

[o]	Options Written (0.0)%†
	Puts - Over-the-Counter
	Credit Default Swaptions (0.0)%†
	Buy protection on CDX.NA.IG.29, Premium Rate 1.00%, Strike Price $75, Counterparty BZWS, Expires 3/21/18	1	3,000,000		$ (3,306)

	Management Investment Companies (0.0)%†
	iShares iBoxx High Yield Corporate Bond ETF, January Strike Price $84, Counterparty CITI, Expires 1/19/18	150	15,000		(44)

	Total Options Written (Premiums received $10,860)				$(3,350)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $4,401,954, representing 4.0% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $32,356,514, representing 29.1% of net assets.

cThe coupon rate shown represents the rate at period end.

dSecurity purchased on a when-issued basis. See Note 1(c).

ePerpetual security with no stated maturity date.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

hAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

iInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

jThe coupon rate will be determined at time of issue.

kSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day yield at period end.

nSecurity sold on a TBA basis resulting in a short position. As such, the Fund is not subject to fees and expenses associated with short sale transactions.

oSee Note 1(d) regarding written options.

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S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	14	$1,381,098		12/15/17	$ 14,058
Canadian 10 Yr. Bond	Long	13	1,385,437		12/18/17	16,392
Long Gilt	Long	8	1,321,330		12/27/17	652
U.S. Treasury 2 Yr. Note	Short	68	14,644,438		12/29/17	47,361
U.S. Treasury 5 Yr. Note	Short	47	5,507,812		12/29/17	32,028
U.S. Treasury 10 Yr. Note	Short	146	18,240,875		12/19/17	207,941
U.S. Treasury 10 Yr. Ultra	Short	17	2,276,672		12/19/17	4,080

Total Futures Contracts						$322,512

*As of period end.

At October 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
South Korean Won	RBS	Sell	525,000,000	464,067			11/03/17	$—	$(5,493)
Indonesian Rupiah	JPHQ	Buy	2,647,500,000	199,255			11/08/17	—	(4,195)
Polish Zloty	RBS	Buy	800,000	224,210			11/09/17	—	(4,354)
Swedish Krona	UBSW	Buy	1,900,000	239,383			11/10/17	—	(12,323)
Canadian Dollar	UBSW	Sell	662,000	542,831			11/28/17	29,356	—
Australian Dollar	UBSW	Sell	658,000	525,800			12/14/17	22,264	—
New Zealand Dollar	UBSW	Buy	155,000	113,049			12/27/17	—	(7,087)
British Pound	UBSW	Sell	200,000	262,660			12/28/17	—	(3,541)
British Pound	UBSW	Sell	592,000	798,691			12/28/17	10,737	—
Indian Rupee	RBS	Buy	24,000,000	362,867			1/05/18	5,378	—
Canadian Dollar	RBS	Sell	91,000	73,046			1/16/18	2,419	—
Canadian Dollar	UBSW	Sell	26,000	26,674		AUD	1/16/18	228	—
Euro	UBSW	Buy	250,000	291,325			1/25/18	1,456	—
Euro	UBSW	Sell	697,000	827,039			1/25/18	10,767	—
Chilean Peso	UBSW	Sell	61,500,000	98,246			1/30/18	1,741	—
Mexican Peso	RBS	Buy	18,328,000	943,769			2/09/18	—	(4,702)
Singapore Dollar	RBS	Sell	147,000	107,700			2/13/18	—	(299)
Japanese Yen	UBSW	Sell	10,965,074	96,879			2/14/18	—	(125)
Japanese Yen	JPHQ	Sell	1,200,000	10,840			4/19/18	186	—
Japanese Yen	JPHQ	Buy	35,719,260	324,259			12/17/18	—	(2,161)
Japanese Yen	JPHQ	Sell	35,719,260	324,187			12/17/18	2,089	—

24	Semiannual Report	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	JPHQ	Sell	86,300	115,081		8/15/19	$ —	$ (1,964)

Total Forward Exchange Contracts							$ 86,621	$ (46,244)

Net unrealized appreciation (depreciation)							$ 40,377

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts
Contracts to Buy Protection[c]
Single Name
Olin Corp	(1.00)%	Quarterly		12/20/21	10,000			$(135)	$478	$(613)
Traded Index
CDX.NA.HY.29	(5.00)%	Quarterly		12/20/22	60,000			(5,370)	(4,212)	(1,158)
ITRX.EUR.28	(1.00)%	Quarterly		12/20/22	2,800,000		EUR	(86,861)	(73,446)	(13,415)
Contracts to Sell Protection[c,d]
Traded Index
CDX.NA.IG.29	1.00%	Quarterly		12/20/22	3,330,000			80,380	68,370	12,010	Investment

											Grade
Total Centrally Cleared Swap Contracts								$(11,986)	$(8,810)	$ (3,176)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp	(5.00)%	Quarterly	JPHQ	6/20/21	30,000			$(4,452)	$(2,428)	$(2,024)
The AES Corp	(5.00)%	Quarterly	JPHQ	6/20/22	35,000			(5,679)	(4,380)	(1,299)
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	150,000			(29,491)	(28,124)	(1,367)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	250,000			(49,152)	(47,230)	(1,922)
Avon Products Inc.	(5.00)%	Quarterly	JPHQ	3/20/19	50,000			(1,300)	(2,464)	1,164
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	10,000			(1,795)	(1,590)	(205)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	420,000			(75,383)	(71,063)	(4,320)
Best Buy Co. Inc.	(5.00)%	Quarterly	JPHQ	6/20/22	10,000			(1,795)	(1,641)	(154)
Bombardier Inc.	(5.00)%	Quarterly	BZWS	6/20/22	30,000			(2,243)	(2,204)	(39)
Boyd Gaming Corp.	(5.00)%	Quarterly	BZWS	6/20/22	525,000			(95,255)	(91,772)	(3,483)
CalAtlantic Group Inc.	(5.00)%	Quarterly	BZWS	6/20/18	250,000			(9,310)	(6,351)	(2,959)
The Gap Inc.	(1.00)%	Quarterly	CITI	6/20/22	20,000			360	1,185	(825)
The Gap Inc.	(1.00)%	Quarterly	JPHQ	6/20/22	175,000			3,156	4,220	(1,064)
KB Home	(5.00)%	Quarterly	JPHQ	3/20/20	100,000			(11,491)	(8,490)	(3,001)
Kohl’s Corp.	(1.00)%	Quarterly	BZWS	6/20/22	20,000			683	1,096	(413)

franklintempleton.com	Semiannual Report	25

F R A N K L I N  S T R A T E G I C  S E R I  E S

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Kohl’s Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	175,000	$5,975	$4,797	$1,178
L Brands Inc.	(1.00)%	Quarterly	CITI	6/20/22	195,000	7,156	10,617	(3,461)
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	BZWS	6/20/22	20,000	1,486	1,394	92
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	CITI	6/20/22	175,000	13,004	10,176	2,828
Nabors Industries Inc.	(1.00)%	Quarterly	JPHQ	6/20/20	25,000	455	619	(164)
Olin Corp.	(1.00)%	Quarterly	GSCO	6/20/21	25,000	(415)	1,465	(1,880)
PHH Corp.	(5.00)%	Quarterly	BZWS	9/20/19	200,000	(18,797)	(1,693)	(17,104)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	100,000	(8,495)	(7,037)	(1,458)
Springleaf Finance Corp.	(5.00)%	Quarterly	GSCO	6/20/20	60,000	(6,308)	(1,910)	(4,398)
Target Corp.	(1.00)%	Quarterly	CITI	6/20/22	40,000	(1,048)	(605)	(443)
Target Corp.	(1.00)%	Quarterly	JPHQ	6/20/22	400,000	(10,472)	(7,922)	(2,550)
Tenet Healthcare Corp.	(5.00)%	Quarterly	BZWS	3/20/19	90,000	(4,766)	(2,817)	(1,949)
Universal Health Services Inc.	(5.00)%	Quarterly	BZWS	9/20/19	50,000	(4,721)	(3,916)	(805)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	100,000	(844)	(1,268)	424	BBB-
Anadarko Petroleum Corp.	1.00%	Quarterly	BZWS	6/20/24	200,000	(6,165)	(10,370)	4,205	BBB
Anadarko Petroleum Corp.	1.00%	Quarterly	JPHQ	6/20/24	50,000	(1,541)	(3,059)	1,518	BBB
Capital One Financial Corp.	1.00%	Quarterly	JPHQ	12/20/22	150,000	2,376	2,674	(298)	BBB
Enterprise Products Operating LLC	1.00%	Quarterly	GSCO	3/20/23	50,000	489	(676)	1,165	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	BZWS	12/20/22	250,000	5,088	4,847	241	BBB+
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/22	150,000	3,053	2,877	176	BBB+
Government of Brazil	1.00%	Quarterly	CITI	12/20/22	240,000	(7,678)	(11,696)	4,018	BB
Government of Indonesia	1.00%	Quarterly	CITI	12/20/22	240,000	994	(783)	1,777	BBB-
Government of Malaysia	1.00%	Quarterly	CITI	12/20/22	275,000	5,236	3,286	1,950	NR
Government of Mexico	1.00%	Quarterly	CITI	12/20/22	250,000	(488)	(1,637)	1,149	BBB+
Morgan Stanley	1.00%	Quarterly	BZWS	12/20/22	250,000	5,193	5,434	(241)	BBB+
Nabors Industries Inc.	1.00%	Quarterly	JPHQ	6/20/22	25,000	(2,778)	(3,065)	287	BB
Simon Property Group LP	1.00%	Quarterly	CITI	6/20/22	780,000	13,488	11,919	1,569	A
Simon Property Group LP	1.00%	Quarterly	JPHQ	6/20/22	50,000	865	458	407	A

26	Semiannual Report	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Sprint Communications Inc.	5.00%	Quarterly	JPHQ	9/20/20	12,000	$1,326	$(1)	$1,327	B
Traded Index
[e]Citibank Bespoke Hong Kong Index, Mezzanine Tranche 3-5%	1.00%	Quarterly	CITI	12/20/18	30,000	30	(730)	760	Non-
									Investment Grade
[e]Citibank Bespoke Index, Mezzanine Tranche 6-10%	0.63%	Quarterly	CITI	12/20/18	1,000,000	345	-	345	Non-
									Investment Grade
[e]Citibank Bespoke Lisbon Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	10,000	(1,182)	(1,935)	753	Non-
									Investment Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	15,000	(2,751)	(3,221)	470	Non-
									Investment Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	280,000	254	-	254	Non-

									Investment Grade
Total OTC Swap Contracts						$(294,783)	$(265,014)	$(29,769)

Total Credit Default Swap Contracts						$(306,769)	$(273,824)	$(32,945)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

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F R A N K L I N  S T R A T E G I C  S E R I  E S

S T A T E M E N T  O F  I N V E S T M E N T  S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2017, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 0.7275%	Quarterly			1,185,000	USD
Pay Fixed 0.10%	Annual	HSBK	1/15/19	1,000,000	EUR	$ 20,546
Receive Floating 3-month USD LIBOR + 1.1225%	Quarterly			111,500	USD
Pay Fixed 0.75%	Annual	HSBK	4/01/22	100,000	EUR	(5,191)
Receive Floating 3-month USD LIBOR + 1.045%	Quarterly			1,552,200	USD
Pay Fixed 0.75%	Annual	HSBK	5/31/22	1,300,000	EUR	38,410
Receive Floating 3-month USD LIBOR + 0.821%	Quarterly			466,000	USD
Pay Fixed 0.625%	Annual	BNDP	6/08/23	400,000	EUR	—
Receive Floating 3-month USD LIBOR + 0.7825%	Quarterly			957,600	USD
Pay Fixed 0.625%	Annual	HSBK	6/08/23	800,000	EUR	25,546
Receive Floating 3-month USD LIBOR + 1.395%	Quarterly			358,500	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	300,000	EUR	8,919
Receive Floating 3-month USD LIBOR + 1.415%	Quarterly			598,500	USD
Pay Fixed 1.50%	Annual	HSBK	11/26/25	500,000	EUR	15,965

Total Cross Currency Swap Contracts						$104,195

At October 31, 2017, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.079%	At maturity	9/18/24	$2,500,000	$1,771
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.07%	At maturity	9/26/24	800,000	(69)

Total Inflation Index Swap Contracts				$1,702

At October 31, 2017, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	3/20/18	$30,000	$ 777
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/18	30,000	976

28	Semiannual Report	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

S T A T E M E N T  O F  I N V E S T M E  N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

Total Return Swap Contracts (continued)

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Long[a] (continued)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	3/20/18	$160,000	$ (317)

Total Total Return Swap Contracts						$1,436

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 8 regarding other derivative information.

See Abbreviations on page 47.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

F R A N K L I N  S T R A T E G I C  S E R I  E S

Financial Statements

Statement of Assets and Liabilities

October 31, 2017 (unaudited)

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 88,337,488
Cost - Non-controlled affiliates (Note 3f)	37,468,384

Value - Unaffiliated issuers	$ 88,260,367
Value - Non-controlled affiliates (Note 3f)	37,468,384
Cash	50
Foreign currency, at value (cost $61,757)	61,736
Receivables:
Investment securities sold	2,810,636
Capital shares sold	27
Interest	426,019
Variation margin on futures contracts	26,845
Initial margin on futures contracts	302,751
Variation margin on centrally cleared swap contracts	1,987
Initial margin on centrally cleared swap contracts.	208,068
OTC swap contracts (upfront payments $68,977)	67,064
Unrealized appreciation on OTC forward exchange contracts	86,621
Unrealized appreciation on OTC swap contracts	139,196
Other assets	34,345

Total assets	129,894,096

Liabilities:
Payables:
Investment securities purchased	15,416,552
Capital shares redeemed	144
Management fees	32,606
Distribution fees	519
Transfer agent fees	1,908
Distributions to shareholders	119,624
OTC swap contracts (upfront receipts $379,371)	332,078
Options written, at value (premiums received $10,860)	3,350
TBA sale commitments, at value (proceeds $2,630,754)	2,641,478
Unrealized depreciation on OTC forward exchange contracts	46,244
Unrealized depreciation on OTC swap contracts	63,334
Accrued expenses and other liabilities	23,174

Total liabilities	18,681,011

Net assets, at value	$111,213,085

Net assets consist of:
Paid-in capital	$111,123,304
Distributions in excess of net investment income	(2,526)
Net unrealized appreciation (depreciation)	349,803
Accumulated net realized gain (loss)	(257,496)

Net assets, at value	$111,213,085

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  S T A T E M E N T S

Statement of Assets and Liabilities (continued)

October 31, 2017 (unaudited)

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$10,469,806

Shares outstanding	1,062,913

Net asset value per share[a]	$9.85

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.29

Class C:
Net assets, at value	$233,518

Shares outstanding	23,857

Net asset value and maximum offering price per share[a]	$9.79

Class R:
Net assets, at value	$60,231

Shares outstanding	6,121

Net asset value and maximum offering price per share	$9.84

Class R6:
Net assets, at value	$100,212,563

Shares outstanding	10,173,940

Net asset value and maximum offering price per share	$9.85

Advisor Class:
Net assets, at value	$236,967

Shares outstanding	24,075

Net asset value and maximum offering price per share	$9.84

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

F R A N K L I N  S T R A T E G I C  S E R I  E S

F I N A N C I A L  S T A T E M E N T S

Statement of Operations

for the six months ended October 31, 2017 (unaudited)

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends:
Unaffiliated issuers	$21,986
Non-controlled affiliates (Note 3f)	43,511
Interest:
Unaffiliated issuers	330,486

Total investment income	395,983

Expenses:
Management fees (Note 3a)	101,380
Distribution fees: (Note 3c)
Class A	2,075
Class C	669
Class R	193
Transfer agent fees: (Note 3e)
Class A	2,825
Class C	55
Class R	16
Class R6	154
Advisor Class	64
Custodian fees (Note 4)	773
Reports to shareholders	5,522
Registration and filing fees	38,098
Professional fees	41,444
Pricing fees	20,330
Other	9,931

Total expenses	223,529
Expense reductions (Note 4)	(23)
Expenses waived/paid by affiliates (Note 3f and 3g)	(68,863)

Net expenses	154,643

Net investment income	241,340

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	15,356
Written options	3,477
Foreign currency transactions	2,332
Forward exchange contracts	(70,339)
Futures contracts	(42,532)
TBA sale commitments	(3,492)
Swap contracts	(18,237)

Net realized gain (loss)	(113,435)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(193,197)
Translation of other assets and liabilities denominated in foreign currencies	(1,673)
Forward exchange contracts	36,939
Written options	6,553
Futures contracts	328,793
TBA sale commitments	(10,724)
Swap contracts	105,499

Net change in unrealized appreciation (depreciation)	272,190

Net realized and unrealized gain (loss)	158,755

Net increase (decrease) in net assets resulting from operations	$400,095

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

F R A N K L I N  S T R A T E G I C  S E  R I E S

F I N A N C I A L  S T A T E M E N T S

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 241,340	$198,634
Net realized gain (loss)	(113,435)	(6,779)
Net change in unrealized appreciation (depreciation)	272,190	25,805

Net increase (decrease) in net assets resulting from operations	400,095	217,660

Distributions to shareholders from:
Net investment income:
Class A	(71,102)	(228,517)
Class C	(938)	(3,853)
Class R	(248)	(1,041)
Class R6	(136,457)	(220)
Advisor Class	(1,639)	(6,710)

Total distributions to shareholders	(210,384)	(240,341)

Capital share transactions: (Note 2)
Class A	39,255	263,641
Class C	(11,346)	42,152
Class R	207	50,835
Class R6	100,000,000	—
Advisor Class	5,089	(111,111)

Total capital share transactions	100,033,205	245,517

Net increase (decrease) in net assets	100,222,916	222,836
Net assets:
Beginning of period	10,990,169	10,767,333

End of period	$111,213,085	$10,990,169

Distributions in excess of net investment income included in net assets:
End of period	$ (2,526)	$(33,482)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

F R A N K L I N  S T R A T E G I C  S E R I  E S

Notes to Financial Statements (unaudited)

Franklin Flexible Alpha Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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Franklin Flexible Alpha Bond Fund (continued)

valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued and TBA Basis

The Fund purchases securities on a when-issued and TBA basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d.  Derivative Financial Instruments (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no

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Franklin Flexible Alpha Bond Fund (continued)

event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain option contracts are marked-to-market daily and the daily change in fair value is accounted for as variation margin payable or receivable in the Statement of Assets and Liabilities. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase

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Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Mortgage Dollar Rolls (continued)

price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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Franklin Flexible Alpha Bond Fund (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended October 31, 2017		Year Ended April 30, 2017

	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	9,507	$93,767	33,507	$331,682
Shares issued in reinvestment of distributions	450	4,430	1,227	12,100
Shares redeemed	(5,983)	(58,942)	(8,135)	(80,141)

Net increase (decrease)	3,974	$39,255	26,599	$263,641

Class C Shares:
Shares sold	16,750	$164,181	20,061	$197,723
Shares issued in reinvestment of distributions	93	915	393	3,853
Shares redeemed	(17,997)	(176,442)	(16,105)	(159,424)

Net increase (decrease)	(1,154)	$(11,346)	4,349	$42,152

Class R Shares:
Shares sold	—	$—	5,015	$50,000
Shares issued in reinvestment of distributions	21	207	85	835

Net increase (decrease)	21	$207	5,100	$50,835

Class R6 Shares:
Shares sold	10,172,940	$100,000,000	—	$—

Advisor Class Shares:
Shares sold	388	$3,824	4,318	$42,500
Shares issued in reinvestment of distributions	167	1,640	662	6,531
Shares redeemed	(38)	(375)	(16,269)	(160,142)

Net increase (decrease)	517	$5,089	(11,289)	$(111,111)

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Franklin Flexible Alpha Bond Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.550%	Up to and including $1 billion

0.500%	Over $1 billion, up to and including $5 billion

0.450%	Over $5 billion, up to and including $10 billion

0.445%	Over $10 billion, up to and including $15 billion

0.440%	Over $15 billion, up to and including $20 billion

0.435%	In excess of $20 billion

For the period ended October 31, 2017, the annualized effective investment management fee rate was 0.550% of the Fund’s average daily net assets.

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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Franklin Flexible Alpha Bond Fund (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$419
CDSC retained	$—

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2017, the Fund paid transfer agent fees of $3,114, of which $961 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.68%	1,305,181	99,761,860	(63,598,657)	37,468,384	$37,468,384	$43,511	$ —	$ —

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2018. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to September 1, 2017, expenses for Class R6 were limited to 0.71%.

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Franklin Flexible Alpha Bond Fund (continued)

3. Transactions with Affiliates (continued)

h.  Other Affiliated Transactions

At October 31, 2017, the shares of the Fund were owned by the following entities/investment companies:

	Shares	Percentage of Outstanding Shares[a]
Franklin Total Return Fund	10,172,940	90.1%
Franklin Resources, Inc.	997,000	8.8%

	11,169,940	98.9%

aInvestment activities of significant shareholders could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2017, the custodian fees were reduced as noted in the the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At April 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short term	$124,272
Long term	31,677

Total capital loss carryforwards	$155,949

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$122,952,574

Unrealized appreciation	$ 771,307
Unrealized depreciation	(468,787)

Net unrealized appreciation (depreciation)	$ 302,520

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and financial futures transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2017, aggregated $83,542,284 and $4,878,191, respectively.

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Franklin Flexible Alpha Bond Fund (continued)

7.  Credit Risk

At October 31, 2017, the Fund had 10.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Other Derivative Information

At October 31, 2017, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$ 126	[a]	Options written, at value	$ 44

	Variation margin on futures contracts	322,512	[b]	Variation margin on futures contracts	—

	Unrealized appreciation on OTC swap contracts	111,139		Unrealized depreciation on OTC swap contracts	5,508

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	86,621		Unrealized depreciation on OTC forward exchange contracts	46,244

Credit contracts	Investments in securities, at value	8,161	[a]	Options written, at value	3,306

	Variation margin on centrally cleared swap contracts	12,010	[b]	Variation margin on centrally cleared swap contracts	15,186	[b]

	OTC swap contracts (premium paid)	67,064		OTC swap contracts (premium received)	332,078

	Unrealized appreciation on OTC swap contracts	28,057		Unrealized depreciation on OTC swap contracts	57,826

Inflation contracts	Variation margin on centrally cleared swap contracts	1,771	[b]	Variation margin on centrally cleared swap contracts	69	[b]

Totals		$637,461			$460,261

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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F R A N K L I N  S T R A T E G I C  S E R I  E S

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

8.  Other Derivative Information (continued)

For the period ended October 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$ (18,924)[a]	Investments	$ (5,482)[a]
	Written options	3,477	Written options	5,449
	Futures contracts	(42,532)	Futures contracts	328,793
	Swap contracts	(2,159)	Swap contracts	108,252
Foreign exchange contracts	Investments	(488)[a]	Investments	74[a]
	Forward exchange contracts	(70,339)	Forward exchange contracts	36,939
Credit contracts	Investments	(3,612)[a]	Investments	(1,897)[a]
	Written options	—	Written options	1,104
	Swap contracts	(14,487)	Swap contracts	(4,455)
Inflation contracts	Swap contracts	(1,591)	Swap contracts	1,702

Totals		$(150,655)		$470,479

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended October 31, 2017, the average month end notional amount of futures contracts, options and swap contracts, and the average month end contract value of forward exchange contracts were as follows:

Futures Contracts	$16,073,762
Options	2,359,613
Swap contracts	8,056,003
Forward exchange contracts	3,296,690

At October 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$ 86,621	$ 46,244
Options purchased	8,287	—
Options written	—	3,350
Swap contracts	206,260	395,412

Total	$301,168	$445,006

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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F R A N K L I N  S T R A T E G I C  S E  R I E S

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BZWS	$ 25,470	$ (25,470)	$ —	$ —	$ —
CITI	54,935	(54,935)	—	—	—
GSCO	3,054	(3,054)	—	—	—
HSBK	109,386	(5,191)	—	—	104,195
JPHQ	23,977	(23,977)	—	—	—
RBS	7,797	(7,797)	—	—	—
UBSW	76,549	(23,076)	—	—	53,473

Total	$301,168	$(143,500)	$ —	$ —	$157,668

At October 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BZWS	$159,712	$ (25,470)	$ —	$ —	$134,242
CITI	130,571	(54,935)	—	—	75,636
GSCO	10,132	(3,054)	—	—	7,078
HSBK	5,191	(5,191)	—	—	—
JPHQ	101,476	(23,977)	—	—	77,499
RBS	14,848	(7,797)	—	—	7,051
UBSW	23,076	(23,076)	—	—	—

Total	$445,006	$(143,500)	$ —	$ —	$301,506

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 47.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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F R A N K L I N  S T R A T E G I C  S E R I  E S

N O T E S  T O  F I N A N C I A L  S T A T  E M E N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

9.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2017, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Management Investment Companies	$ 3,393,207	$—	$—	$3,393,207
Corporate Bonds	—	37,358,060	—	37,358,060
Foreign Government and Agency Securities	—	1,029,046	—	1,029,046
U.S. Government and Agency Securities	—	3,256,131	—	3,256,131
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	39,082,345	—	39,082,345
Mortgage-Backed Securities	—	3,618,819	—	3,618,819
Municipal Bonds	—	514,472	—	514,472
Options Purchased	126	8,161	—	8,287
Short Term Investments	37,468,384	—	—	37,468,384

Total Investments in Securities	$ 40,861,717	$84,867,034	$—	$125,728,751

Other Financial Instruments:
Futures Contracts	$ 322,512	$—	$—	$322,512
Forward Exchange Contracts	—	86,621	—	86,621
Swap Contracts	—	152,977	—	152,977

Total Other Financial Instruments	$ 322,512	$239,598	$—	$562,110

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F R A N K L I N  S T R A T E G I C  S E  R I E S

N O T E S  T O  F I N A N C I A L  S T  A T E M E N T S  ( U N A U D I T E D )

Franklin Flexible Alpha Bond Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$ 44	$3,306	$—	$3,350
TBA Sales Commitments	—	2,641,478	—	2,641,478
Forward Exchange Contracts	—	46,244	—	46,244
Swap Contracts	—	78,589	—	78,589

Total Other Financial Instruments	$ 44	$2,769,617	$—	$2,769,661

11.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BNDP	BNP Paribas	AUD	Australian Dollar	CDO	Collateralized Debt Obligation
BZWS	Barclays Bank PLC	EUR	Euro	CLO	Collateralized Loan Obligation
CITI	Citigroup, Inc.	GBP	British Pound	ETF	Exchange Traded Fund
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FHLMC	Federal Home Loan Mortgage Corp
HSBK	HSBC Bank PLC	USD	United States Dollar	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.			GO	General Obligation
RBS	Royal Bank of Scotland PLC			IO	Interest Only
UBSW	UBS AG			LIBOR	London InterBank Offered Rate
				MFM	Multi-Family Mortgage
				SFR	Single Family Revenue

Index

CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
ITRX.EUR.Series number	iTraxx Europe Index

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F R A N K L I N  S T R A T E G I C  S E R I  E S

F R A N K L I N  F L E X I B L E  A L P H A   B O N D  F U N D

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

48	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter
Franklin Flexible Alpha Bond Fund

Investment Manager
Franklin Advisers, Inc.

Subadvisor
Franklin Templeton Institutional, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	953 S2017 12/17

Semiannual Report and Shareholder Letter October 31, 2017

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the six months ended October 31, 2017, mostly upbeat economic data, improved US corporate earnings and a supportive monetary policy were positives for US securities markets. At its June meeting, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.00%–1.25%. Despite low inflation, the Fed made this decision amid signs of a strengthening labor market and moderately rising economic activity. The 10-year US Treasury yield began the period at 2.29% and ended the period at 2.38%. In this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +9.10% total return for the six-month period.1 Investment-grade bonds, as measured by the Bloomberg Barclays US Aggregate Bond Index, posted a +1.58% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

Sincerely,

Edward B. Jamieson

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Strategic Income Fund

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in US and foreign debt securities, including those in emerging markets.

The Fund may invest in all varieties of fixed, variable and floating rate income securities, including bonds, US and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares delivered a +1.89% cumulative total return for the six months under review. In comparison, the Bloomberg Barclays US Aggregate Bond Index, which represents the US investment-grade fixed rate taxable bond market, generated a +1.58% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, produced a +2.72% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy grew during the six months under review. The economy grew faster in 2017’s third quarter than in the second quarter, driven by consumer spending, inventory investment, business investment and exports. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 4.4% in April 2017 to 4.1% at period-end.3 Monthly retail sales were volatile during the period. Annual inflation, as measured by the Consumer Price Index, decreased from 2.2% in April 2017 to 2.0% at period-end.3

At its June meeting, the US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% to 1.00%–1.25%, amid signs of a growing US economy, strengthening labor market and improving business spending. At its July and September 2017 meetings, the Fed kept its target range unchanged. Furthermore in September, the Fed mentioned that it would begin implementing its balance sheet reduction in October. The minutes of the Fed’s September meeting released in October suggested that many committee members were concerned that low inflation readings this year might not be transitory and could be more persistent than expected.

The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. In June, the yield rose due to renewed optimism for improvement in economic growth, while in July, the yield rose further amid hawkish comments from key central bankers around the world. Easing concerns about Hurricane Irma’s impact, the Fed’s proposed balance sheet normalization in October, and the Senate’s approval of a budget plan that raised expectations for tax reforms, pushed up yields further toward period-end. However, geopolitical tensions in the Korean peninsula, US political turmoil, and uncertainty on whether the Fed would raise rates again in 2017 resulted in a decline in the yield. The possible appointment of Jerome Powell, viewed as more dovish than other contenders, as the

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended October 31, 2017, this category consisted of 338 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 14.

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FRANKLIN STRATEGIC INCOME FUND

next Fed chair, dragged on the Treasury yield toward period-end. Overall, the 10-year Treasury yield rose from 2.29% at the beginning of the period to 2.38% at period-end.

Portfolio Composition*

Based on Consolidated Net Assets

	10/31/17	4/30/17
High Yield Corporate Bonds	29.0%	28.8%
Investment-Grade Corporate Bonds	18.0%	17.0%
Floating-Rate Loans	16.7%	16.6%
Mortgage-Backed Securities	13.0%	12.8%
International Government & Agency Bonds	8.2%	8.5%
US Treasury Securities	6.5%	6.5%
Collateralized Loan Obligations	4.2%	4.1%
Commercial Mortgage-Backed Securities	2.5%	2.0%
Asset-Backed Securities	2.4%	2.3%
Other	2.1%	2.5%
Municipal Bonds	1.0%	2.1%
Short-Term Investments & Other Net Assets	-3.6%	-3.2%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The compostion may not macth the SOI.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a US or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

For global fixed income markets, the six months under review were generally characterized by low levels of volatility and an increase in risk appetite amid low and negative interest rates. Although this has helped facilitate economic recovery, it has also led to increased indebtedness among some of the major economies, such as Australia, Canada, China and South Korea. This increased leverage has rendered some economies more sensitive to any future rise in interest rates or tighter financial conditions.

In this environment, all global fixed income sectors outpaced US Treasuries on a duration-matched basis. Corporate credit, particularly high yield bonds, were the strongest performers, as were emerging market debt securities.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s exposure to high yield bonds provided a significant boost to performance. Additionally, our non-US duration exposure also added to results. Both senior secured floating-rate loans and emerging market sovereign debt

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FRANKLIN STRATEGIC INCOME FUND

Dividend Distributions*

5/1/17–10/31/17

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	2.10	1.77	1.89	2.42	2.30
June	2.09	1.76	1.88	2.42	2.30
July	2.09	1.76	1.88	2.42	2.29
August	2.09	1.75	1.88	2.43	2.30
September	2.09	1.76	1.89	2.42	2.30
October	2.08	1.74	1.87	2.59	2.29
Total	12.54	10.54	11.29	14.70	13.78

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or capital gain once final tax designations are known. All Fund distributions will vary depending upon current market conditions and past distributions are not indicative of future trends.

securities also benefited returns. In contrast, our exposure to foreign currencies and tax-exempt municipal securities hurt performance. The Fund’s more defensive duration positioning on the US yield curve also detracted.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Corporate credit fundamentals remained generally supportive and technical conditions continued to be strong as the low interest-rate backdrop provided strong demand for corporate credit. We remained allocated across spread sectors, both corporate and securitized. Over the period, we increased our exposure to high yield corporate credit and emerging market sovereign debt securities. We also added to Treasury Inflation-Protected Securities and fixed-rate agency mortgage-backed securities.

We reduced allocation to tax-exempt and taxable municipal bonds as well as Treasuries. We continued to find what we considered opportunities in global bond markets outside the US, but pared our exposure over the period.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Christopher J. Molumphy, CFA

Roger A. Bayston, CFA

Patricia O’Connor, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of October 31, 2017

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A

6-Month	+1.89%		-2.47%

1-Year	+4.62%		+0.16%

5-Year	+15.44%		+2.02%

10-Year	+61.25%		+4.44%

Advisor

6-Month	+2.02%		+2.02%

1-Year	+4.88%		+4.88%

5-Year	+16.90%		+3.17%

10-Year	+65.27%		+5.15%

	Distribution	30-Day Standardized Yield[5]
Share Class	Rate[4]	(with waiver)	(without waiver)

A	1.86%	3.50%	3.45%
Advisor	2.19%	3.91%	3.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

6	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/17–10/31/17)

Share Class	Net Investment Income
A	$0.1254

C	$0.1054

R	$0.1129

R6	$0.1470

Advisor	$0.1378

Total Annual Operating Expenses6

Share Class	With Waiver	Without Waiver
A	0.92%	0.98%
Advisor	0.67%	0.73%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Advisor Class) per share on 10/31/17.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	7

FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,018.90	$4.33	$1,020.92	$4.33	0.85%
C	$1,000	$1,015.80	$6.35	$1,018.90	$6.36	1.25%
R	$1,000	$1,016.70	$5.59	$1,019.66	$5.60	1.10%
R6	$1,000	$1,020.10	$2.19	$1,023.04	$2.19	0.43%
Advisor	$1,000	$1,020.20	$3.06	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

8	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Six Months Ended October 31, 2017	Year Ended April 30,

	(unaudited)	2017	2016	2015	2014	2013

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.84	$ 9.32	$10.04	$10.57	$10.86	$10.48

Income from investment operations[a]:

Net investment income[b]	0.19	0.39	0.42	0.42	0.44	0.45

Net realized and unrealized gains (losses)	(—)[c]	0.30	(0.74)	(0.30)	(0.18)	0.54

Total from investment operations	0.19	0.69	(0.32)	0.12	0.26	0.99

Less distributions from:

Net investment income and net foreign currency gains	(0.13)	(0.17)	(0.40)	(0.55)	(0.45)	(0.57)

Net realized gains	—	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.13)	(0.17)	(0.40)	(0.65)	(0.55)	(0.61)

Net asset value, end of period	$ 9.90	$ 9.84	$ 9.32	$10.04	$10.57	$10.86

Total return[d]	1.89%	7.50%	(3.14)%	1.16%	2.52%	9.70%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.88%	0.88%	0.86%	0.86%	0.87%

Expenses net of waiver and payments by affiliates[f]	0.85%	0.82%	0.84%	0.85%	0.86%[g]	0.87%

Net investment income	3.77%	4.08%	4.44%	4.03%	4.16%	4.21%

Supplemental data

Net assets, end of period (000’s)	$3,624,769	$3,833,786	$4,500,752	$5,242,844	$5,182,490	$4,966,834

Portfolio turnover rate	52.73%	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[h]	19.54%	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	9

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.84	$ 9.31	$10.04	$10.57	$10.85	$10.48

Income from investment operations[a]:

Net investment income[b]	0.17	0.35	0.38	0.38	0.40	0.41

Net realized and unrealized gains (losses)	(—)[c]	0.31	(0.75)	(0.30)	(0.17)	0.53

Total from investment operations	0.17	0.66	(0.37)	0.08	0.23	0.94

Less distributions from:

Net investment income and net foreign currency gains	(0.11)	(0.13)	(0.36)	(0.51)	(0.41)	(0.53)

Net realized gains	—	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.11)	(0.13)	(0.36)	(0.61)	(0.51)	(0.57)

Net asset value, end of period	$ 9.90	$ 9.84	$ 9.31	$10.04	$10.57	$10.85

Total return[d]	1.58%	7.19%	(3.64)%	0.76%	2.20%	9.17%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.30%	1.28%	1.28%	1.26%	1.26%	1.27%

Expenses net of waiver and payments by affiliates[f]	1.25%	1.22%	1.24%	1.25%	1.26% [g]	1.27%

Net investment income	3.37%	3.68%	4.04%	3.63%	3.76%	3.81%

Supplemental data

Net assets, end of period (000’s)	$1,234,019	$1,385,981	$1,645,852	$2,070,739	$2,109,049	$2,108,962

Portfolio turnover rate	52.73%	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[h]	19.54%	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

10	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.81	$ 9.28	$10.01	$10.54	$10.82	$10.45

Income from investment operations[a]:

Net investment income[b]	0.17	0.37	0.39	0.39	0.41	0.42

Net realized and unrealized gains (losses)	(0.01)	0.31	(0.74)	(0.29)	(0.17)	0.53

Total from investment operations	0.16	0.68	(0.35)	0.10	0.24	0.95

Less distributions from:

Net investment income and net foreign currency gains	(0.11)	(0.15)	(0.38)	(0.53)	(0.42)	(0.54)

Net realized gains	—	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.11)	(0.15)	(0.38)	(0.63)	(0.52)	(0.58)

Net asset value, end of period	$ 9.86	$ 9.81	$ 9.28	$10.01	$10.54	$10.82

Total return[c]	1.67%	7.38%	(3.50)%	0.91%	2.36%	9.36%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.15%	1.13%	1.13%	1.11%	1.11%	1.12%

Expenses net of waiver and payments by affiliates[e]	1.10%	1.07%	1.09%	1.10%	1.11%[f]	1.12%

Net investment income	3.52%	3.83%	4.19%	3.78%	3.91%	3.96%

Supplemental data

Net assets, end of period (000’s)	$125,715	$146,552	$181,671	$223,758	$227,359	$260,647

Portfolio turnover rate	52.73%	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[g]	19.54%	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	11

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.86	$ 9.33	$10.05	$10.58	$10.87

Income from investment operations[b]:

Net investment income[c]	0.21	0.43	0.46	0.46	0.49

Net realized and unrealized gains (losses)	(0.01)	0.31	(0.74)	(0.30)	(0.19)

Total from investment operations	0.20	0.74	(0.28)	0.16	0.30

Less distributions from:

Net investment income and net foreign currency gains	(0.15)	(0.21)	(0.44)	(0.59)	(0.49)

Net realized gains	—	—	—	(0.10)	(0.10)

Total distributions	(0.15)	(0.21)	(0.44)	(0.69)	(0.59)

Net asset value, end of period	$ 9.91	$ 9.86	$ 9.33	$10.05	$10.58

Total return[d]	2.01%	8.03%	(2.76)%	1.54%	2.90%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.48%	0.48%	0.49%	0.48%	0.48%

Expenses net of waiver and payments by affiliates[f]	0.43%	0.42%	0.45%	0.47%	0.48%[g]

Net investment income	4.19%	4.48%	4.83%	4.41%	4.54%

Supplemental data

Net assets, end of period (000’s)	$346,033	$369,106	$286,503	$253,929	$247,007

Portfolio turnover rate	52.73%	140.83%	88.04%	72.51%	54.11%

Portfolio turnover rate excluding mortgage dollar rolls[h]	19.54%	87.33%	48.33%	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2017	Year Ended April 30,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.85	$ 9.33	$10.05	$10.58	$10.86	$10.49

Income from investment operations[a]:

Net investment income[b]	0.20	0.42	0.44	0.44	0.47	0.48

Net realized and unrealized gains (losses)	(—)[c]	0.30	(0.74)	(0.29)	(0.17)	0.53

Total from investment operations	0.20	0.72	(0.30)	0.15	0.30	1.01

Less distributions from:

Net investment income and net foreign currency gains	(0.14)	(0.20)	(0.42)	(0.58)	(0.48)	(0.60)

Net realized gains	—	—	—	(0.10)	(0.10)	(0.04)

Total distributions	(0.14)	(0.20)	(0.42)	(0.68)	(0.58)	(0.64)

Net asset value, end of period	$ 9.91	$ 9.85	$ 9.33	$10.05	$10.58	$10.86

Total return[d]	2.02%	7.76%	(2.89)%	1.41%	2.87%	9.87%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.63%	0.63%	0.61%	0.61%	0.62%

Expenses net of waiver and payments by affiliates[f]	0.60%	0.57%	0.59%	0.60%	0.61% [g]	0.62%

Net investment income	4.02%	4.33%	4.69%	4.28%	4.41%	4.46%

Supplemental data

Net assets, end of period (000’s)	$1,079,820	$1,070,103	$904,899	$1,130,796	$1,010,755	$956,001

Portfolio turnover rate	52.73%	140.83%	88.04%	72.51%	54.11%	47.27%

Portfolio turnover rate excluding mortgage dollar rolls[h]	19.54%	87.33%	48.33%	49.36%	54.11%	44.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, October 31, 2017 (unaudited)

Franklin Strategic Income Fund

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 1.1%
Consumer Services 0.4%
a,aa,ab Turtle Bay Resort	United States	5,579,939	$25,946,719

Energy 0.6%
[a] Chaparral Energy Inc., A	United States	448,417	10,739,587
a,b Chaparral Energy Inc., A, 144A	United States	3,418	81,861
[a] Chaparral Energy Inc., B	United States	94,305	2,258,605
[a,c] CHC Group LLC	Cayman Islands	168,355	1,346,840
[a] Energy XXI Gulf Coast Inc.	United States	244,178	2,087,722
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	47,227	9,445
[a] Halcon Resources Corp.	United States	955,276	6,285,716
[a] Halcon Resources Corp., wts., 9/09/20	United States	75,770	37,885
[a] Linn Energy Inc.	United States	239,823	9,245,177
[a] Midstates Petroleum Co. Inc.	United States	6,826	104,097
a,ab Midstates Petroleum Co. Inc., wts., 4/21/20	United States	48,362	3,237
[a] Penn Virginia Corp.	United States	145,654	5,676,136

			37,876,308

Materials 0.1%
[a] Verso Corp., A	United States	38,905	272,724
[a] Verso Corp., wts., 7/25/23	United States	4,095	41
Warrior Met Coal Inc.	United States	78,024	2,030,184

			2,302,949

Retailing 0.0%†
a,ab,d Holdco 2, A	South Africa	125,940,079	89,153
a,ab,d Holdco 2, B	South Africa	12,532,821	8,872

			98,025

Transportation 0.0%†
[a] CEVA Holdings LLC	United States	1,570	635,838

Total Common Stocks and Other Equity Interests
(Cost $126,344,481)			66,859,839

Management Investment Companies 7.5%
Diversified Financials 7.5%
[e] Franklin Lower Tier Floating Rate Fund	United States	25,361,119	264,262,857
[e] Franklin Middle Tier Floating Rate Fund	United States	21,833,687	214,406,811

Total Management Investment Companies
(Cost $470,958,729)			478,669,668

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
a,ab CEVA Holdings LLC, cvt. pfd., A-1	United States	62	34,100
[a] CEVA Holdings LLC, cvt. pfd., A-2	United States	3,399	1,376,417

Total Convertible Preferred Stocks
(Cost $5,149,789)			1,410,517

14	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value
Convertible Bonds (Cost $16,016,242) 0.2%
Energy 0.2%
CHC Group LLC/CHC Finance Ltd., cvt., secured note, zero cpn., 10/01/20	Cayman Islands	8,657,428		$12,553,271

Corporate Bonds 47.9%
Automobiles & Components 0.5%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	10,000,000		10,646,350
Ford Motor Credit Co. LLC, senior note, 3.096%, 5/04/23	United States	4,600,000		4,598,301
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26	United States	16,000,000		16,460,000
senior note, 5.125%, 11/15/23	United States	2,900,000		2,997,875

				34,702,526

Banks 4.4%
Bank of America Corp.,
senior note, 5.65%, 5/01/18	United States	5,000,000		5,096,840
senior note, 3.50%, 4/19/26	United States	46,000,000		46,908,379
[f] senior note, Reg S, 7.75%, 4/30/18	United States	3,700,000	GBP	5,083,711
CIT Group Inc.,
senior note, 5.375%, 5/15/20	United States	447,000		480,525
senior note, 5.00%, 8/15/22	United States	14,817,000		15,965,317
Citigroup Inc.,
senior note, 3.875%, 10/25/23	United States	20,000,000		20,951,013
senior note, 3.30%, 4/27/25	United States	2,500,000		2,535,087
senior note, 3.40%, 5/01/26	United States	23,300,000		23,552,608
sub. bond, 5.50%, 9/13/25	United States	10,000,000		11,303,532
sub. note, 4.05%, 7/30/22	United States	5,000,000		5,259,008
JPMorgan Chase & Co.,
[g] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	10,000,000		11,050,000
[g] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	5,000,000		5,581,250
senior bond, 3.30%, 4/01/26	United States	10,000,000		10,086,834
senior bond, 3.20%, 6/15/26	United States	7,000,000		7,000,640
senior note, 4.25%, 10/15/20	United States	10,000,000		10,577,106
senior note, 3.25%, 9/23/22	United States	5,000,000		5,148,282
sub. note, 3.375%, 5/01/23	United States	10,000,000		10,262,084
sub. note, 3.875%, 9/10/24	United States	10,000,000		10,446,749
Royal Bank of Scotland Group PLC, sub. note, 5.125%, 5/28/24	United Kingdom	7,600,000		8,130,062
Wells Fargo & Co.,
[g] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	21,000,000		23,053,800
senior note, 2.60%, 7/22/20	United States	10,000,000		10,136,209
senior note, 3.00%, 4/22/26	United States	36,000,000		35,343,548

				283,952,584

Capital Goods 1.2%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	25,500,000		26,137,500
[b] Beacon Escrow Corp., senior note, 144A, 4.875%, 11/01/25	United States	11,000,000		11,206,250
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	11,400,000		11,447,310
[b] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	4,600,000		4,904,750
TransDigm Inc.,
senior sub. bond, 6.50%, 5/15/25	United States	1,600,000		1,654,000
senior sub. bond, 6.375%, 6/15/26	United States	2,000,000		2,045,000

franklintempleton.com	Semiannual Report	15

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Capital Goods (continued)
[b] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	16,900,000		$18,590,000

				75,984,810

Commercial & Professional Services 0.6%
[b] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	17,300,000		17,008,063
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	20,500,000		22,434,687

				39,442,750

Consumer Durables & Apparel 1.1%
[b] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	25,100,000		25,978,500
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000		5,812,500
senior note, 7.00%, 12/15/21	United States	10,000,000		11,325,000
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	24,600,000		26,014,500

				69,130,500

Consumer Services 1.9%
[b] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 5.00%, 10/15/25	Canada	11,500,000		11,730,000
senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	9,000,000		9,087,300
[b] International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United States	13,200,000		14,866,500
senior secured note, 144A, 6.25%, 2/15/22	United States	15,000,000		16,518,750
[b] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	8,900,000		9,411,750
senior note, 144A, 5.25%, 6/01/26	United States	9,100,000		9,692,865
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	30,000,000		31,120,804
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	13,700,000		14,419,250
[b] Wynn Macau Ltd., senior note, 144A, 4.875%, 10/01/24	Macau	5,200,000		5,299,892

				122,147,111

Diversified Financials 2.5%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	20,000,000		19,922,865
The Goldman Sachs Group Inc.,
senior note, 3.50%, 1/23/25	United States	33,800,000		34,356,193
senior note, 3.75%, 2/25/26	United States	15,000,000		15,415,010
[b] Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	8,400,000	EUR	10,359,268
Morgan Stanley,
senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	10,000,000		10,088,995
senior note, 3.875%, 1/27/26	United States	43,100,000		44,987,167
Navient Corp.,
senior note, 5.875%, 3/25/21	United States	5,000,000		5,275,000
senior note, 6.625%, 7/26/21	United States	8,000,000		8,590,000
senior note, 6.125%, 3/25/24	United States	10,000,000		10,312,500

				159,306,998

16	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy 4.1%
[b] BG Energy Capital PLC, senior note, 144A, 5.125%, 10/15/41	United Kingdom	600,000	$697,915
[h] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%, 4/15/22	United States	12,500,000	437,500
[b] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	7,852,000	5,231,395
[b] Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note, 144A, 11.50%, 1/15/21	United States	8,900,000	10,290,625
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	8,800,000	10,087,000
senior secured note, first lien, 5.875%, 3/31/25	United States	8,200,000	8,907,250
[b] Cheniere Energy Partners LP, senior secured note, first lien, 144A, 5.25%, 10/01/25	United States	11,900,000	12,286,750
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	20,000,000	20,500,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	11,000,000	12,430,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	10,887,484
[b,i] EnQuest PLC, senior note, 144A, PIK, 7.00%, 10/15/23	United Kingdom	12,420,408	8,866,807
Enterprise Products Operating LLC, senior bond, 6.125%, 10/15/39	United States	200,000	250,483
Exxon Mobil Corp., senior bond, 4.114%, 3/01/46	United States	1,900,000	2,072,862
[b,j] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000	20,327,900
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	17,000,000	17,876,363
senior note, 3.15%, 1/15/23	United States	9,000,000	9,062,755
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	20,000,000	20,450,000
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	2,100,000	2,089,991
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior note, 5.875%, 3/01/22	United States	1,300,000	1,440,475
senior note, 5.00%, 10/01/22	United States	10,000,000	10,803,773
Sabine Pass Liquefaction LLC,
senior secured note, first lien, 5.625%, 2/01/21	United States	20,000,000	21,707,661
senior secured note, first lien, 5.625%, 4/15/23	United States	6,200,000	6,893,071
senior secured note, first lien, 5.625%, 3/01/25	United States	5,000,000	5,562,739
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000	5,040,000
[b,i] W&T Offshore Inc.,
secured note, second lien, 144A, PIK, 10.75%, 5/15/20	United States	5,050,512	4,523,266
senior secured note, third lien, 144A, PIK, 10.00%, 6/15/21	United States	4,519,777	3,462,420
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	9,000,000	9,303,750
senior note, 8.25%, 6/15/23	United States	10,500,000	10,578,750
[b] Woodside Finance Ltd.,
senior bond, 144A, 3.70%, 3/15/28	Australia	7,100,000	7,139,369
senior note, 144A, 3.70%, 9/15/26	Australia	5,400,000	5,471,474

			264,679,828

Food & Staples Retailing 0.7%
Kroger Co., senior bond, 2.65%, 10/15/26	United States	15,300,000	14,192,452
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	30,000,000	30,831,495

			45,023,947

franklintempleton.com	Semiannual Report	17

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco 1.7%
Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	15,700,000	$16,213,948
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	2,000,000	1,944,371
Coca-Cola Femsa SAB de CV, senior bond, 5.25%, 11/26/43	Mexico	1,800,000	2,101,465
[b] Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	20,400,000	20,855,909
[b] JBS USA LLC/Finance Inc., senior bond, 144A, 5.875%, 7/15/24	United States	5,800,000	5,727,500
Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	25,400,000	24,587,241
[b] Lamb Weston Holdings Inc.,
senior note, 144A, 4.625%, 11/01/24	United States	6,500,000	6,825,000
senior note, 144A, 4.875%, 11/01/26	United States	16,500,000	17,386,875
[b] Post Holdings Inc., senior note, 144A, 6.00%, 12/15/22	United States	10,000,000	10,512,500
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	1,900,000	2,046,958

			108,201,767

Health Care Equipment & Services 2.1%
Anthem Inc., senior bond, 3.30%, 1/15/23	United States	2,000,000	2,053,542
[b] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	7,200,000	7,353,000
Centene Corp., senior note, 4.75%, 5/15/22	United States	12,000,000	12,630,000
CHS/Community Health Systems Inc.,
senior note, 7.125%, 7/15/20	United States	2,000,000	1,742,500
senior note, 6.875%, 2/01/22	United States	8,300,000	6,100,500
senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000	3,758,625
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	10,000,000	10,043,750
senior bond, 5.00%, 5/01/25	United States	9,300,000	9,183,750
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	15,000,000	16,106,250
senior bond, 5.875%, 2/15/26	United States	3,000,000	3,161,250
senior secured bond, first lien, 5.875%, 3/15/22	United States	5,000,000	5,487,500
senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000	10,675,000
senior secured bond, first lien, 5.50%, 6/15/47	United States	12,000,000	12,240,000
[b] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	11,100,000	11,974,125
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	4,800,000	4,960,261
Tenet Healthcare Corp.,
senior note, 5.50%, 3/01/19	United States	7,000,000	7,131,250
senior note, 8.125%, 4/01/22	United States	5,000,000	5,025,000
senior note, 6.75%, 6/15/23	United States	2,700,000	2,544,750

			132,171,053

Insurance 1.0%
MetLife Inc.,
senior note, 3.60%, 4/10/24	United States	12,300,000	12,935,560
senior note, 3.00%, 3/01/25	United States	2,400,000	2,413,096
[b] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter, 10/16/44	Japan	35,000,000	37,550,625
Prudential Financial Inc., senior note, 3.50%, 5/15/24	United States	9,900,000	10,331,078

			63,230,359

Materials 6.0%
ArcelorMittal,
senior note, 6.00%, 3/01/21	France	17,600,000	19,360,704
senior note, 6.125%, 6/01/25	France	2,700,000	3,128,625

18	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*		Value

	Corporate Bonds (continued)
	Materials (continued)
[i]	ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	1,300,000		$1,392,625
[b]	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
	senior note, 144A, 6.00%, 6/30/21	Luxembourg	5,100,000		5,253,000
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000		12,218,750
[b]	BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	21,200,000		22,048,000
[b]	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	5,800,000		6,146,666
[b]	Cemex SAB de CV,
	senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000		15,865,725
	senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000		4,268,720
[b]	Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	11,900,000	EUR	14,637,226
	The Chemours Co., senior note, 6.625%, 5/15/23	United States	21,000,000		22,365,000
[b]	First Quantum Minerals Ltd.,
	senior note, 144A, 7.00%, 2/15/21	Zambia	8,000,000		8,330,000
	senior note, 144A, 7.25%, 4/01/23	Zambia	7,200,000		7,650,000
[b]	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	7,700,000		7,908,901
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		26,065,000
[b]	Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	13,300,000		14,390,504
[b]	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000		5,244,621
	senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000		2,668,430
[b]	INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	30,000,000		31,050,000
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	20,400,000		21,577,080
[b]	New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	6,900,000		7,348,500
[b]	Northwest Acquisitions ULC/Dominion Finco Inc., secured note,second lien, 144A, 7.125%, 11/01/22	United States	3,800,000		3,961,500
[b]	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	15,400,000		15,910,048
[b]	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	7,800,000		8,277,750
	senior note, 144A, 5.875%, 8/15/23	United States	12,500,000		13,742,187
	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
	[b] senior note, 144A, 7.00%, 7/15/24	United States	5,600,000		5,988,500
	senior secured note, first lien, 5.75%, 10/15/20	United States	6,600,000		6,723,816
	[b] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	5,900,000		6,150,750
	[b,k] senior secured note, first lien, 144A, FRN, 4.859%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	6,500,000		6,649,012
[b]	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		12,175,750
	senior bond, 144A, 5.50%, 9/15/25	United States	2,600,000		2,873,000
	senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		12,020,375
[b]	Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	Chile	1,500,000		1,520,063
	Steel Dynamics Inc.,
	senior bond, 5.50%, 10/01/24	United States	9,700,000		10,412,756
	senior note, 5.125%, 10/01/21	United States	9,200,000		9,464,500

franklintempleton.com	Semiannual Report	19

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*		Value

	Corporate Bonds (continued)
	Materials (continued)
[b]	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	8,500,000		$8,967,500

					383,755,584

	Media 5.4%
	21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	6,100,000		6,216,920
[b]	Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	22,000,000		22,935,000
	AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	18,000,000		18,371,250
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 5.25%, 9/30/22	United States	8,500,000		8,770,938
	[b] senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000		13,520,000
	Clear Channel Worldwide Holdings Inc.,
	senior note, 6.50%, 11/15/22	United States	3,000,000		3,112,500
	senior note, 6.50%, 11/15/22	United States	5,000,000		5,200,000
	senior sub. note, 7.625%, 3/15/20	United States	900,000		900,000
	senior sub. note, 7.625%, 3/15/20	United States	6,400,000		6,416,000
	CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	22,000,000		24,310,000
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	10,000,000		9,700,000
	senior note, 6.75%, 6/01/21	United States	4,000,000		4,210,000
	senior note, 5.875%, 7/15/22	United States	3,000,000		3,030,000
	senior note, 5.875%, 11/15/24	United States	5,000,000		5,025,000
	iHeartCommunications Inc.,
	senior secured bond, first lien, 9.00%, 3/01/21	United States	13,000,000		9,408,750
	senior secured note, first lien, 9.00%, 9/15/22	United States	8,100,000		5,892,750
[b]	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	21,300,000		21,912,375
[b]	Sirius XM Radio Inc.,
	senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000		15,622,000
	senior bond, 144A, 5.375%, 4/15/25	United States	10,000,000		10,562,500
	Tegna Inc.,
	senior bond, 6.375%, 10/15/23	United States	12,000,000		12,780,000
	[b] senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000		2,950,500
	senior note, 5.125%, 7/15/20	United States	9,800,000		10,057,250
	Time Warner Cable LLC, senior note, 4.00%, 9/01/21	United States	15,600,000		16,184,198
	Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	25,400,000		24,128,956
[b]	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
	senior secured bond, first lien, 144A, 5.75%, 1/15/23	Germany	2,697,300	EUR	3,271,221
	senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,330,000	EUR	1,631,804
[b]	Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000		19,260,000
[b]	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	25,000,000		24,906,250
[b]	Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	9,600,000	GBP	13,860,027
[b]	Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,682,500
[b]	Ziggo Secured Finance BV, senior secured bond, 144A, 4.25%, 1/15/27	Netherlands	8,600,000	EUR	10,747,341

					349,576,030

20	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 2.0%
	Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000	$25,627,351
	Baxalta Inc., senior note, 4.00%, 6/23/25	United States	25,000,000	26,236,568
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	14,900,000	15,614,878
[l]	Celgene Corp., senior bond, 3.45%, 11/15/27	United States	7,900,000	7,900,000
[b,i]	Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	3,300,000	3,415,500
[b]	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	11,900,000	9,520,000
	senior note, 144A, 6.00%, 7/15/23	United States	5,000,000	4,075,000
[b]	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	12,900,000	13,496,625
[b]	Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	9,000,000	8,966,250
[b]	Valeant Pharmaceuticals International Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000	2,615,625
	senior note, 144A, 5.50%, 3/01/23	United States	8,000,000	6,740,000
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	2,100,000	2,278,500

				126,486,297

	Real Estate 1.1%
	American Tower Corp., senior bond, 3.375%, 10/15/26	United States	28,900,000	28,602,464
	Equinix Inc., senior bond, 5.375%, 4/01/23	United States	25,000,000	25,937,500
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	4,200,000	4,393,956
	senior bond, 5.00%, 10/15/27	United States	10,700,000	11,021,000

				69,954,920

	Retailing 1.0%
[b]	Amazon.com Inc., senior note, 144A, 2.80%, 8/22/24	United States	8,900,000	8,922,384
	Home Depot Inc., senior note, 2.125%, 9/15/26	United States	15,000,000	14,118,345
	JD.com Inc., senior note, 3.125%, 4/29/21	China	2,000,000	2,007,220
[d,i]	K2016470219 South Africa Ltd., 3.00%, senior secured note, 144A, PIK, 12/31/22	South Africa	9,404,450	279,340
[d,i]	K2016740260 South Africa Ltd., 25.00%, senior secured note, 144A, PIK, 12/31/22	South Africa	1,480,536	1,264,150
	Netflix Inc.,
	senior bond, 5.875%, 2/15/25	United States	10,000,000	10,821,000
	[b] senior bond, 144A, 4.375%, 11/15/26	United States	11,800,000	11,593,500
[b]	PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	20,000,000	15,300,000

				64,305,939

	Semiconductors & Semiconductor Equipment 0.5%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., senior note, 144A, 3.875%, 1/15/27	United States	19,000,000	19,583,217
	Qorvo Inc.,
	senior bond, 7.00%, 12/01/25	United States	4,300,000	4,919,415
	senior note, 6.75%, 12/01/23	United States	10,000,000	10,862,500

				35,365,132

	Software & Services 1.4%
[b]	BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	19,800,000	20,369,250
[b]	First Data Corp.,
	secured note, second lien, 144A, 5.75%, 1/15/24	United States	22,400,000	23,520,000
	senior note, 144A, 7.00%, 12/01/23	United States	7,500,000	8,043,900

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*		Value
	Corporate Bonds (continued)
	Software & Services (continued)
	Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	8,400,000		$8,809,722
	Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	20,000,000		20,996,000
[b]	Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	8,500,000		8,903,750

					90,642,622

	Technology Hardware & Equipment 0.6%
[b]	CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	16,600,000		17,596,000
[b]	Dell International LLC/EMC Corp.,
	senior note, 144A, 5.875%, 6/15/21	United States	2,500,000		2,624,379
	senior note, 144A, 7.125%, 6/15/24	United States	12,600,000		13,912,397
	Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,900,000		1,998,531

					36,131,307

	Telecommunication Services 3.4%
	AT&T Inc., senior bond, 3.40%, 5/15/25	United States	20,000,000		19,803,604
	CenturyLink Inc.,
	senior bond, 6.75%, 12/01/23	United States	3,500,000		3,654,000
	senior bond, 5.625%, 4/01/25	United States	2,700,000		2,642,625
[b]	Digicel Group Ltd.,
	senior note, 144A, 8.25%, 9/30/20	Bermuda	10,000,000		9,937,500
	senior note, 144A, 7.125%, 4/01/22	Bermuda	3,000,000		2,826,420
[b]	Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	10,000,000		9,880,200
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	17,200,000		18,189,000
	Intelsat Jackson Holdings SA,
	senior note, 7.25%, 10/15/20	Luxembourg	15,000,000		14,508,000
	senior note, 7.50%, 4/01/21	Luxembourg	5,000,000		4,762,500
	Sprint Communications Inc.,
	senior note, 6.00%, 11/15/22	United States	10,000,000		10,525,000
	[b] senior note, 144A, 9.00%, 11/15/18	United States	816,000		865,980
	[b] senior note, 144A, 7.00%, 3/01/20	United States	5,000,000		5,437,500
[b]	Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, first lien, 144A, 3.36%, 3/20/23	United States	15,800,000		16,068,600
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	5,000,000		5,350,000
	senior bond, 6.375%, 3/01/25	United States	14,700,000		15,912,750
	senior note, 6.125%, 1/15/22	United States	2,000,000		2,085,000
	senior note, 6.00%, 4/15/24	United States	4,200,000		4,504,500
	senior note, 5.125%, 4/15/25	United States	6,000,000		6,298,200
	Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000		24,683,820
[b]	Wind Acquisition Finance SA,
	senior secured note, 144A, 4.00%, 7/15/20	Italy	14,400,000	EUR	16,945,912
	senior secured note, 144A, 7.00%, 4/23/21	Italy	17,300,000	EUR	20,916,834

					215,797,945

	Transportation 1.4%
[b]	DAE Funding LLC,
	senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	6,000,000		6,083,280
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	8,000,000		8,177,040
	FedEx Corp., senior bond, 3.25%, 4/01/26	United States	25,400,000		25,750,246
[b]	Park Aerospace Holdings Ltd.,
	senior note, 144A, 5.25%, 8/15/22	Ireland	5,000,000		5,200,400
	senior note, 144A, 5.50%, 2/15/24	Ireland	17,400,000		18,030,750

22	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Corporate Bonds (continued)
	Transportation (continued)
[b]	Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 3.375%, 3/22/27	Australia	11,400,000	$11,197,023
	United Airlines Pass Through Trust, second lien, 2016-1, A, 3.45%, 1/07/30	United States	13,800,000	14,093,250

				88,531,989

	Utilities 3.3%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	9,000,000	8,589,375
	senior note, 5.375%, 1/15/23	United States	10,000,000	9,762,500
	[b] senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	2,000,000	2,080,000
[b]	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	6,200,000	6,209,238
	Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	11,400,000	11,068,009
[b]	Dynegy Inc., senior note, 144A, 8.00%, 1/15/25	United States	28,300,000	31,094,625
[b,g]	EDF SA,
	junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter,Perpetual	France	5,000,000	5,284,825
	junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000	26,019,625
	Exelon Corp., senior bond, 3.95%, 6/15/25	United States	18,500,000	19,386,730
[b]	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000	24,378,500
	Sempra Energy,
	senior bond, 3.55%, 6/15/24	United States	8,800,000	9,075,022
	senior note, 3.75%, 11/15/25	United States	12,300,000	12,761,043
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	32,300,000	32,178,355
[b]	Talen Energy Supply LLC, senior note, 144A, 9.50%, 7/15/22	United States	15,900,000	16,416,750

				214,304,597

	Total Corporate Bonds (Cost $3,033,571,493)			3,072,826,595

[k,m]	Senior Floating Rate Interests 9.9%
	Automobiles & Components 0.3%
	TI Group Automotive Systems LLC, Initial US Term Loan, 3.992%, (LIBOR + 2.75%), 6/30/22	United States	19,315,471	19,406,022

	Capital Goods 0.2%
	Allison Transmission Inc., Term Loans, 3.25%, (LIBOR + 2.00%), 9/23/22	United States	8,656,332	8,717,506
	Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.583%, (LIBOR + 8.25%), 10/09/20	United States	736,591	699,761
	Harsco Corp., Initial Term Loan, 6.25%, (LIBOR + 5.00%), 11/02/23	United States	2,302,272	2,344,480
	Leidos Innovations Corp., Term Loan B, 3.25%, (LIBOR + 2.00%), 8/16/23	United States	1,587,978	1,600,715

				13,362,462

	Commercial & Professional Services 0.1%
	KAR Auction Services Inc., Term Loan B, 3.875%, (LIBOR + 2.50%), 3/09/23	United States	7,377,440	7,435,847
	Ventia Pty. Ltd., Term B Loans (USD), 4.833%, (LIBOR + 3.50%), 5/21/22	Australia	836,261	842,533

				8,278,380

franklintempleton.com	Semiannual Report	23

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*	Value

[k,m]	Senior Floating Rate Interests (continued)
	Consumer Services 0.8%
	Aristocrat Technologies Inc., Term B-2 Loans, 3.363%, (LIBOR + 2.00%), 10/20/21	United States	1,676,538	$1,689,119
	Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%,
	(LIBOR + 2.00%), 3/15/22	United States	6,424,028	6,410,981
	Eldorado Resorts Inc., Initial Term Loan, 3.50%, (LIBOR + 2.25%), 4/17/24	United States	3,600,153	3,611,404
	Fitness International LLC, Term A Loan, 4.492%, (LIBOR + 3.25%), 4/01/20	United States	30,116,296	30,154,092
	Greektown Holdings LLC, Initial Term Loan, 4.242%, (LIBOR + 3.00%), 4/25/24	United States	3,033,283	3,048,922
	NVA Holdings Inc., Second Lien Term Loan, 8.333%, (LIBOR + 7.00%), 8/14/22	United States	867,941	876,621
[i]	Turtle Bay Holdings LLC, Term Loan B, PIK, 4.00%, (LIBOR + 2.75%), 12/31/18	United States	4,719,023	4,648,237

				50,439,376

	Diversified Financials 0.1%
	First Eagle Holdings Inc., Initial Term Loans, 4.365%, (LIBOR + 3.00%), 12/01/22	United States	5,242,276	5,292,240
	Russell Investments US Institutional Holdco Inc., Term Loan B, 5.485%, (LIBOR + 4.25%), 6/01/23	United States	3,560,392	3,608,607

				8,900,847

	Energy 1.7%
	Bowie Resource Holdings LLC,
	First Lien Initial Term Loan, 6.992%, (LIBOR + 5.75%), 8/14/20	United States	26,305,965	25,977,141
	Second Lien Initial Term Loan, 11.992%, (LIBOR + 10.75%), 2/16/21	United States	16,760,827	16,551,317
	Fieldwood Energy LLC, Loans, 4.208%, (LIBOR + 2.875%), 10/01/18	United States	49,391,396	47,477,479
	Foresight Energy LLC, Term Loans, 7.083%, (LIBOR + 5.75%), 3/28/22.	United States	4,236,235	4,008,537
	International Seaways Operating Corp., Initial Term Loans, 6.75%, (LIBOR + 5.50%), 6/22/22	United States	8,446,875	8,499,668
	OSG Bulk Ships Inc., Initial Term Loan, 5.57%, (LIBOR + 4.25%), 8/05/19	United States	9,459,728	9,164,111

				111,678,253

	Food & Staples Retailing 0.3%
	Aramark Corp., U.S. Term A Loan, 2.992%, (LIBOR + 1.75%), 3/28/22.	United States	6,127,201	6,159,755
	Smart & Final Stores LLC, First Lien Term Loan, 4.833%, (LIBOR + 3.50%), 11/15/22	United States	11,875,171	11,523,868

				17,683,623

	Food, Beverage & Tobacco 0.5%
	CSM Bakery Supplies LLC, Second Lien Term Loan, 9.08%, (LIBOR + 7.75%), 7/03/21	United States	10,000,000	9,437,500
	JBS USA LUX SA, New Initial Term Loans, 3.739%, (LIBOR + 2.50%), 10/30/22	Brazil	23,731,637	23,390,494

				32,827,994

24	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*	Value

[k,m]	Senior Floating Rate Interests (continued)
	Health Care Equipment & Services 0.0%†
	U.S. Renal Care Inc., Initial Term Loan, 5.583%, (LIBOR + 4.25%), 12/31/22	United States	3,500,021	$3,392,833

	Household & Personal Products 0.1%
	Spectrum Brands Inc., USD Term Loans, 3.242% - 3.312%, (LIBOR + 2.00%), 6/23/22	United States	4,176,371	4,209,523

	Materials 0.9%
	Ashland LLC, Term B Loan, 3.264% -3.319%, (LIBOR + 2.00%), 5/17/24	United States	4,134,258	4,163,541
	Chemours Co., Tranche B-1 US Term Loans, 3.75%, (LIBOR + 2.50%), 5/12/22	United States	28,164,201	28,472,261
	Cyanco Intermediate Corp., Initial Term Loan, 5.742%, (LIBOR + 4.50%), 5/01/20	United States	7,489,654	7,569,231
	OCI Beaumont LLC, Term B-3 Loan, 8.064%, (LIBOR + 6.75%), 8/20/19	United States	9,110,543	9,251,000
	Oxbow Carbon LLC,
	Tranche A-1 Term Loan, 4.242%, (LIBOR + 3.00%), 10/21/19	United States	4,659,394	4,662,306
	Tranche B Term Loan, 4.742%, (LIBOR + 3.50%), 1/19/20	United States	5,355,738	5,429,380

				59,547,719

	Media 0.6%
	Altice US Finance I Corp., March 2017 Refinancing Term Loan Commitments, 3.492%, (LIBOR + 2.25%), 7/28/25	United States	1,981,144	1,982,692
	AMC Entertainment Holdings Inc., 2016 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/23	United States	4,574,628	4,569,385
	[n] Initial Term Loans, 3.489%, (LIBOR + 2.25%), 12/15/22	United States	5,987,709	5,999,469
	Charter Communications Operating LLC, Term Loan A-1, 3.00%, (LIBOR + 1.75%), 5/18/21	United States	9,324,000	9,336,485
	CSC Holdings LLC (Cablevision), March 2017 Incremental Term Loans, 3.489%, (LIBOR + 2.25%), 7/17/25	United States	12,893,809	12,877,601
	Lions Gate Entertainment Corp., Term A Loan, 3.242%, (LIBOR + 2.00%), 12/08/21	United States	5,179,509	5,194,078

				39,959,710

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
	Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 5.50%, (LIBOR + 4.25%), 4/29/24	United States	19,961,172	20,245,618
	Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.452%, (LIBOR + 2.25%), 1/31/25	United States	26,020,134	26,141,362
	INC Research Holdings Inc., Initial Term B Loans, 3.492%, (LIBOR + 2.25%), 8/01/24	United States	6,033,258	6,071,594
	RPI Finance Trust, Term A-3 Loan, 3.083%, (LIBOR + 1.75%), 10/14/21	United States	6,431,478	6,443,537
	Valeant Pharmaceuticals International Inc., Series F Tranche B Term Loan, 5.99%, (LIBOR + 4.75%), 4/01/22	United States	9,639,655	9,837,268

				68,739,379

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*	Value

[k,m]	Senior Floating Rate Interests (continued)
	Retailing 1.1%
	Ascena Retail Group Inc., Tranche B Term Loan, 5.75%, (LIBOR + 4.50%), 8/21/22	United States	35,164,991	$30,670,483
	Dollar Tree Inc., Term A-1 Loans, 2.75%, (LIBOR + 1.50%), 7/06/20	United States	4,353,418	4,343,841
[n]	Jo-Ann Stores Inc., Initial Loans, 6.551%, (LIBOR + 5.00%), 10/21/23	United States	12,757,011	12,222,811
[n]	PetSmart Inc., Tranche B-2 Loans, 4.24%, (LIBOR + 3.00%), 3/11/22	United States	25,888,276	22,308,419

				69,545,554

	Semiconductors & Semiconductor Equipment 0.4%
	MACOM Technology Solutions Holdings Inc., Initial Term Loans, 3.489%, (LIBOR + 2.25%), 5/17/24	United States	2,992,500	3,000,604
	MKS Instruments Inc., Tranche B-3 Term Loans, 3.492%, (LIBOR + 2.25%), 4/29/23	United States	3,503,560	3,538,049
	ON Semiconductor Corp., 2017 Replacement Term Loans, 3.492%, (LIBOR + 2.25%), 3/31/23	United States	16,158,709	16,248,761

				22,787,414

	Software & Services 0.2%
	Global Payments Inc., Term A-2 Loan, 2.952%, (LIBOR + 1.75%), 5/02/22.	United States	6,221,148	6,225,036
	Rackspace Hosting Inc., 2017 Refinancing Term B Loans, 4.311%, (LIBOR + 3.00%), 11/03/23	United States	3,846,810	3,846,468
	Wex Inc., Term Loan B, 3.992%, (LIBOR + 2.75%), 7/01/23	United States	1,881,934	1,903,842

				11,975,346

	Technology Hardware & Equipment 0.2%
	Ciena Corp., Refinancing Term Loan, 3.739%, (LIBOR + 2.50%), 1/28/22	United States	1,849,465	1,858,712
	Commscope Inc., Tranche 5 Term Loans, 3.242% - 3.38%, (LIBOR + 2.00%), 12/29/22	United States	893,025	900,817
	Western Digital Corp., US Term B-2 Loan, 3.99%, (LIBOR + 2.75%), 4/29/23	United States	9,785,805	9,856,146

				12,615,675

	Telecommunication Services 0.1%
	Consolidated Communications Inc., Initial Term Loan, 4.25%, (LIBOR + 3.00%), 10/05/23.	United States	2,387,057	2,352,743
	Global Tel*Link Corp., Term Loan, 5.333%, (LIBOR + 4.00%), 5/23/20	United States	2,798,251	2,832,793

				5,185,536

	Transportation 0.6%
	Air Canada, Term Loan, 3.568%, (LIBOR + 2.25%), 10/06/23	Canada	550,559	554,573
	The Hertz Corp., Tranche B-1 Term Loan, 4.00%, (LIBOR + 2.75%), 6/30/23	United States	18,230,814	18,203,760
	Navios Maritime Midstream Partners LP, Term Loan, 5.83%, (LIBOR + 4.50%), 6/18/20	Marshall Islands	13,230,212	13,197,136
	United Airlines Inc., Class B Term Loans, 3.63%, (LIBOR + 2.25%), 4/01/24	United States	3,157,846	3,176,399
	XPO Logistics Inc., Loans, 3.599%, (LIBOR + 2.25%), 11/01/21	United States	2,737,990	2,756,822

				37,888,690

26	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*		Value

[k,m]	Senior Floating Rate Interests (continued)
	Utilities 0.6%
	Calpine Construction Finance Co. LP, Term B-1 Loan, 3.50%, (LIBOR + 2.25%), 5/03/20	United States	13,165,557		$13,208,754
	EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.84%, (LIBOR + 3.50%), 6/28/23	United States	6,461,108		6,517,643
	Lightstone Holdco LLC,
	Initial Term B Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	8,848,325		8,901,557
	Initial Term C Loan, 5.742%, (LIBOR + 4.50%), 1/30/24	United States	551,341		554,657
	NRG Energy Inc., Term Loans, 3.583%, (LIBOR + 2.25%), 6/30/23	United States	8,522,125		8,548,782

					37,731,393

	Total Senior Floating Rate Interests (Cost $638,801,632)				636,155,729

	Foreign Government and Agency Securities 7.8%
	Government of Hungary, 5.375%, 2/21/23	Hungary	16,250,000		18,223,562
	Government of Indonesia,
	FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000	IDR	15,049,554
	FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000	IDR	2,869,846
	senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000	IDR	2,669,980
	senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000	IDR	723,774
	senior bond, FR56, 8.375%, 9/15/26	Indonesia	750,000,000,000	IDR	60,760,350
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	140,000,000,000	IDR	11,185,398
	Government of Malaysia,
	senior bond, 4.24%, 2/07/18	Malaysia	66,300,000	MYR	15,719,460
	senior note, 3.58%, 9/28/18	Malaysia	39,800,000	MYR	9,448,174
	Government of Mexico, 7.75%, 12/14/17	Mexico	4,000,000[o]	MXN	20,881,458
	senior note, 8.50%, 12/13/18	Mexico	25,140,000[o]	MXN	133,030,932
[b]	Government of Serbia,
	senior note, 144A, 4.875%, 2/25/20	Serbia	29,400,000		30,678,312
	senior note, 144A, 7.25%, 9/28/21	Serbia	15,000,000		17,281,125
[b]	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	2,200,000		2,356,915
	144A, 7.75%, 9/01/23	Ukraine	4,355,000		4,632,849
	144A, 7.75%, 9/01/24	Ukraine	4,355,000		4,574,340
	144A, 7.75%, 9/01/25	Ukraine	4,355,000		4,530,180
	144A, 7.75%, 9/01/26	Ukraine	4,355,000		4,499,259
	144A, 7.75%, 9/01/27	Ukraine	4,354,000		4,494,308
	[a,p] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	20,490,000		11,769,456
	Nota Do Tesouro Nacional,
	10.00%, 1/01/21	Brazil	80,000[q]	BRL	25,093,399
	10.00%, 1/01/23	Brazil	123,902[q]	BRL	38,526,855
	[r] Index Linked, 6.00%, 8/15/18	Brazil	34,550[q]	BRL	32,713,424
	[r] Index Linked, 6.00%, 5/15/23	Brazil	19,500[q]	BRL	19,124,223
	senior note, 10.00%, 1/01/19	Brazil	25,000[q]	BRL	7,865,094

	Total Foreign Government and Agency Securities (Cost $522,988,664)				498,702,227

franklintempleton.com	Semiannual Report	27

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

			Principal
		Country	Amount*	Value

	U.S. Government and Agency Securities 6.4%
	U.S. Treasury Bond,
	7.125%, 2/15/23	United States	3,000,000	$3,761,777
	6.25%, 8/15/23	United States	4,000,000	4,906,016
	6.875%, 8/15/25	United States	1,000,000	1,331,699
	6.50%, 11/15/26	United States	34,000,000	45,614,453
	5.25%, 2/15/29	United States	1,750,000	2,242,734
	3.00%, 11/15/45	United States	50,000,000	51,261,719
	[s] Index Linked, 0.625%, 1/15/24	United States	82,013,952	83,573,603
	[s] Index Linked, 2.375%, 1/15/25	United States	33,210,828	37,859,644
	U.S. Treasury Note,
	3.875%, 5/15/18	United States	22,000,000	22,301,946
	3.75%, 11/15/18	United States	39,000,000	39,897,305
	2.375%, 8/15/24	United States	5,000,000	5,049,707
	[s] Index Linked, 2.125%, 1/15/19	United States	9,147,487	9,410,239
	[s] Index Linked, 0.625%, 7/15/21	United States	10,892,324	11,171,563
	[s] Index Linked, 0.125%, 7/15/24	United States	93,609,304	92,521,765

	Total U.S. Government and Agency Securities (Cost $409,936,036)			410,904,170

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 12.3%
	Banks 1.1%
	Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	1,842,707	1,854,452
[t]	Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.499%, 6/25/34	United States	10,653,692	10,862,540
[u]	Citibank Credit Card Issuance Trust,
	2013-A2, A2, FRN, 1.518%, (1-month USD LIBOR + 0.28%), 5/26/20	United States	7,230,000	7,241,202
	2013-A4, A4, FRN, 1.658%, (1-month USD LIBOR + 0.42%), 7/24/20	United States	7,666,000	7,687,632
	Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	9,996,590	9,402,796
[t]	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.766%, 7/10/38	United States	12,633,000	11,841,416
	CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000	10,447,123
[t]	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 4.645%, 3/25/34	United States	2,800,000	2,815,280
[u]	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 1.618%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	2,221,426	2,200,734
[t]	Morgan Stanley Capital I Trust,
	2007-IQ16, AM, FRN, 6.111%, 12/12/49	United States	635,674	636,865
	2007-IQ16, AMA, FRN, 6.091%, 12/12/49	United States	5,181,146	5,217,483

				70,207,523

	Diversified Financials 11.2%
[b,u]	Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 2.579%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	3,870,000	3,899,644
[b,u]	Atrium VIII,
	8A, BR, 144A, FRN, 3.263%, (3-month USD LIBOR + 1.90%), 10/23/24	United States	4,520,000	4,572,387
	8A, CR, 144A, FRN, 3.863%, (3-month USD LIBOR + 2.50%), 10/23/24	United States	6,080,000	6,157,277

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,u]	Atrium XI, 11A, CR, 144A, FRN, 3.513%, (3-month USD LIBOR + 2.15%), 10/23/25	United States	15,440,000	$15,497,282
	Banc of America Commercial Mortgage Trust,
	2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000	11,302,672
	2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000	13,098,042
	[t] 2015-UBS7, B, FRN, 4.366%, 9/15/48	United States	6,740,000	7,130,954
[u]	Bank of America Credit Card Trust, 2005-A1, A, FRN, 1.569%, (1-month USD LIBOR + 0.33%), 6/15/20	United States	9,175,000	9,181,535
[b,t]	BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.35%, 5/26/35	United States	9,382,129	9,041,103
[b,u]	BlueMountain CLO Ltd.,
	2012-2A, BR, 144A, FRN, 3.216%, (3-month USD LIBOR + 1.90%), 11/20/28	United States	6,710,000	6,808,302
	2012-2A, CR, 144A, FRN, 3.916%, (3-month USD LIBOR + 2.60%), 11/20/28	United States	2,730,000	2,786,538
[b,u]	BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 2.531%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	4,200,000	4,200,126
[b,u]	Burnham Park CLO Ltd.,
	2016-1A, A, 144A, FRN, 2.793%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	4,590,000	4,640,582
	2016-1A, B, 144A, FRN, 3.163%, (3-month USD LIBOR + 1.80%), 10/20/29	United States	6,000,000	6,064,980
	2016-1A, C, 144A, FRN, 3.763%, (3-month USD LIBOR + 2.40%), 10/20/29	United States	6,000,000	6,051,540
[u]	Capital One Multi-Asset Execution Trust,
	2014-A3, A3, FRN, 1.619%, (1-month USD LIBOR + 0.38%), 1/18/22	United States	4,265,000	4,283,277
	2016-A1, A1, FRN, 1.689%, (1-month USD LIBOR + 0.45%), 2/15/22	United States	32,250,000	32,433,380
	2016-A2, A2, FRN, 1.869%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	44,033,000	44,656,939
[b,u]	Carlyle Global Market Strategies CLO Ltd.,
	2012-4A, BR, 144A, FRN, 3.263%, (3-month USD LIBOR + 1.90%), 1/20/29	United States	6,540,000	6,619,657
	2012-4A, C1R, 144A, FRN, 3.963%, (3-month USD LIBOR + 2.60%), 1/20/29	United States	6,330,000	6,461,537
[b,u]	Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 2.551%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	8,500,000	8,508,840
[b,u]	Catamaran CLO Ltd.,
	2013-1A, A, 144A, FRN, 2.524%, (3-month USD LIBOR + 1.15%), 1/27/25	United States	3,714,596	3,730,309
	2013-1A, C, 144A, FRN, 3.974%, (3-month USD LIBOR + 2.60%), 1/27/25	United States	11,250,000	11,316,488
	2014-2A, BR, 144A, FRN, 4.304%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	11,770,000	11,871,222

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,u]	Cent CLO 20 Ltd., 13-20A, AR, 144A, FRN, 2.467%, (3-month USD LIBOR + 1.10%), 1/25/26	United States	2,000,000	$2,003,980
[b,u]	Cent CLO LP,
	2013-17A, B, 144A, FRN, 4.378%, (3-month USD LIBOR + 3.00%), 1/30/25	United States	7,450,980	7,472,066
	2014-22A, A2AR, 144A, FRN, 3.262%, (3-month USD LIBOR + 1.95%), 11/07/26	United States	5,224,000	5,282,248
	2014-22A, BR, 144A, FRN, 4.262%, (3-month USD LIBOR + 2.95%), 11/07/26	United States	4,416,410	4,525,407
[b,t]	CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	7,700,000	7,823,138
[u]	Chase Issuance Trust,
	2012-A10, A10, FRN, 1.499%, (1-month USD LIBOR + 0.26%), 12/16/19	United States	5,205,000	5,206,625
	2013-A6, A6, FRN, 1.659%, (1-month USD LIBOR + 0.42%), 7/15/20	United States	12,040,000	12,072,783
[b,u]	Cole Park CLO Ltd., 15-1A, B, 144A, FRN, 3.613%, (3-month USD LIBOR + 2.25%), 10/20/28	United States	3,530,000	3,594,528
[t]	COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	7,700,000	8,234,973
[b]	Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	15,065,000	15,423,057
[b,u]	Cumberland Park CLO Ltd.,
	2015-2A, B, 144A, FRN, 3.463%, (3-month USD LIBOR + 2.10%), 7/20/26	United States	12,270,000	12,416,627
	2015-2A, C, 144A, FRN, 4.213%, (3-month USD LIBOR + 2.85%), 7/20/26	United States	1,850,000	1,882,930
[u]	Discover Card Execution Note Trust, 2016-A2, A2, FRN, 1.779%,
	(1-month USD LIBOR + 0.54%), 9/15/21	United States	32,250,000	32,452,769
[b,u]	Dryden 33 Senior Loan Fund,
	2014-33A, BR, 144A, FRN, 3.209%, (3-month USD LIBOR + 1.85%), 10/15/28	United States	7,030,000	7,178,192
	2014-33A, CR, 144A, FRN, 3.859%, (3-month USD LIBOR + 2.50%), 10/15/28	United States	3,530,000	3,603,424
[b,u]	Dryden 34 Senior Loan Fund, 14-34A, AR, 144A, FRN, 2.519%,
	(3-month USD LIBOR + 1.16%), 10/15/26	United States	2,000,000	2,009,000
[b,u]	Eaton Vance CDO Ltd., 2014-1A, AR, 144A, FRN, 2.559%,
	(3-month USD LIBOR + 1.20%), 7/15/26	United States	17,022,000	17,098,599
[b,t]	Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A,
	FRN, 3.673%, 9/10/35	United States	14,920,000	15,528,629
[u]	FHLMC Structured Agency Credit Risk Debt Notes,
	2014-DN1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	11,531,627	11,886,322
	2014-DN4, M3, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	7,444,231	8,112,298
	2014-HQ2, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	14,600,000	15,074,977
	2015-HQ1, M2, FRN, 3.438%, (1-month USD LIBOR + 2.20%), 3/25/25	United States	3,894,070	3,925,043
	2015-HQ1, M3, FRN, 5.038%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	3,880,000	4,212,710

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,u] Flagship CLO VIII Ltd., 2014-8A, AR, 144A, FRN, 2.609%,
(3-month USD LIBOR + 1.25%), 1/16/26	United States	6,880,000	$6,910,341
[u] FNMA Connecticut Avenue Securities,
2014-C03, 1M2, FRN, 4.238%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	7,360,000	7,781,032
2015-C01, 1M2, FRN, 5.538%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	8,878,618	9,554,866
2015-C01, 2M2, FRN, 5.788%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	17,891,023	19,123,163
2015-C02, 1M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	10,785,277	11,566,532
2015-C02, 2M2, FRN, 5.238%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	12,425,962	13,165,729
2015-C03, 2M2, FRN, 6.238%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	19,161,083	20,963,248
2017-C01, 1M2, FRN, 4.788%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	20,720,000	22,072,925
[b,u] Galaxy CLO Ltd.,
2014-17A, AR, 144A, FRN, 2.759%, (3-month USD LIBOR + 1.40%), 7/15/26	United States	9,540,000	9,604,490
2014-17A, BR, 144A, FRN, 3.159%, (3-month USD LIBOR + 1.80%), 7/15/26	United States	6,190,000	6,216,555
2014-17A, C1R, 144A, FRN, 3.759%, (3-month USD LIBOR + 2.40%), 7/15/26	United States	3,070,000	3,091,766
[b] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,440,779	9,326,465
GS Mortgage Securities Trust,
[t] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	8,037,000	7,967,716
2017-GS6, B, 3.869%, 5/10/50	United States	7,700,000	7,901,164
[u] Impac Secured Assets Trust, 2007-2, FRN, 1.488%, (1-month USD LIBOR + 0.25%), 4/25/37	United States	2,094,863	2,091,889
[b,u] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.687%, (1-month USD LIBOR + 1.45%), 3/17/32	United States	8,834,119	8,898,963
[b,t] J.P. Morgan Chase Commercial Mortgage Securities, 2016-Nine, B, 144A, FRN, 2.854%, 10/06/38	United States	9,600,000	9,220,956
JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	9,250,000	9,476,595
[b,u] LCM XVI LP, 2016A, BR, 144A, FRN, 2.859%, (3-month USD LIBOR + 1.50%), 7/15/26	United States	6,900,000	6,938,157
[b,u] LCM XVII LP, 2017A, BR, 144A, FRN, 3.209%, (3-month USD LIBOR + 1.85%), 10/15/26	United States	4,590,000	4,617,402
2017A, CR, 144A, FRN, 3.859%, (3-month USD LIBOR + 2.50%), 10/15/26	United States	4,240,000	4,281,043
[b,u] LCM XXIV Ltd., 24A, A, 144A, FRN, 2.673%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	4,300,000	4,319,737
[b,u] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 3.009%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	2,400,000	2,425,512
2017-23A, C, 144A, FRN, 3.659%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	5,000,000	5,024,379

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Asset-Backed Securities and Commercial
	Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
[b,u]	Magnetite XVIII Ltd., 2016-18A, B, 144A, FRN, 3.065%, (3-month USD LIBOR + 1.75%), 11/15/28	United States	2,090,000	$2,105,842
[u]	MortgageIT Trust,
	2004-1, A2, FRN, 2.137%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	2,844,664	2,800,903
	2005-5, A1, FRN, 1.498%, (1-month USD LIBOR + 0.26%), 12/25/35	United States	2,412,828	2,415,012
[b,u]	Octagon Investment Partners 30 Ltd., 144A, FRN, 2.683%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	4,300,000	4,311,094
[b,u]	Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 2.439%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	6,800,000	6,836,516
[b,u]	Octagon Investment Partners XXIII Ltd., 2015-1A, B, 144A, FRN, 3.359%, (3-month USD LIBOR + 2.00%), 7/15/27	United States	4,590,000	4,639,572
[u]	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.548%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	3,789,623	3,718,042
[u]	Structured Asset Mortgage Investments Trust, 2003-AR2, A1, FRN, 1.978%, (1-month USD LIBOR + 0.74%), 12/19/33	United States	3,987,082	3,878,851
[u]	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.735%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	2,953,753	2,916,292
[t]	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.028%, 4/25/45	United States	4,219,847	4,245,518
[b,u]	Voya CLO Ltd.,
	2013-2A, B, 144A, FRN, 4.047%, (3-month USD LIBOR + 2.68%), 4/25/25	United States	10,770,000	10,820,727
	2015-2A, B, 144A, FRN, 3.343%, (3-month USD LIBOR + 1.98%), 7/23/27	United States	9,290,000	9,378,255
	Wells Fargo Mortgage Backed Securities Trust,
	[t]2004-W, A9, FRN, 3.616%, 11/25/34	United States	1,655,335	1,695,485
	2007-3, 3A1, 5.50%, 4/25/22	United States	333,193	340,705

				719,978,377

	Total Asset-Backed Securities and Commercial
	Mortgage-Backed Securities
	(Cost $784,448,640)			790,185,900

	Mortgage-Backed Securities 9.8%
[v]	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 2.948%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	33,096	34,226

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.4%
	FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	123,675	126,154
	FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	234,655	241,667
	FHLMC Gold 15 Year, 5.50%, 10/01/18 - 2/01/19	United States	2,244	2,260
[w]	FHLMC Gold 30 Year, 3.00%, 11/01/47	United States	77,000,000	77,059,369
	FHLMC Gold 30 Year, 3.50%, 6/01/47	United States	35,113,983	36,127,532
[w]	FHLMC Gold 30 Year, 3.50%, 11/01/47	United States	52,000,000	53,452,345
	FHLMC Gold 30 Year, 4.00%, 8/01/47	United States	104,185,941	109,403,991
	FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	190,101	203,808
	FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	1,581,381	1,718,995
	FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	1,096,294	1,224,510

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate
	(continued)
	FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	309,656	$348,927
	FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	198,722	220,278
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	31,561	33,134
	FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	7,163	8,294
	FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	206	212
	FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	110	122

				280,171,598

[v]	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 2.955% - 2.994%, (US 1 Year CMT T-Note +/- MBS
	Margin), 4/01/20 - 12/01/34	United States	181,061	191,029

	Federal National Mortgage Association (FNMA) Fixed Rate 3.6%
	FNMA 15 Year, 2.50%, 7/01/27	United States	371,392	375,464
	FNMA 15 Year, 4.50%, 3/01/20	United States	35,206	35,819
	FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	12,328	12,532
	FNMA 15 Year, 5.50%, 12/01/17 - 4/01/22	United States	70,952	73,191
[w]	FNMA 30 Year, 3.00%, 11/01/47	United States	90,000,000	90,045,705
	FNMA 30 Year, 3.50%, 5/01/47	United States	51,193,405	52,664,851
[w]	FNMA 30 Year, 3.50%, 11/01/47	United States	53,000,000	54,474,064
[w]	FNMA 30 Year, 4.00%, 11/01/47	United States	25,000,000	26,234,376
	FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	596,062	641,389
	FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	1,718,939	1,878,911
	FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	1,446,908	1,614,125
	FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,802,544	3,167,342
	FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	436,901	495,202
	FNMA 30 Year, 7.50%, 10/01/29	United States	6,977	8,159
	FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	3,712	4,280
	FNMA 30 Year, 8.50%, 7/01/25	United States	462	474

				231,725,884

	Government National Mortgage Association (GNMA) Fixed Rate 1.8%
	GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	188,239	206,135
	GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	480,141	537,237
	GNMA I SF 30 Year, 6.00%, 8/15/36	United States	33,408	37,590
	GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	45,103	49,937
	GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	19,824	21,274
	GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	1,667	1,806
	GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	4,267	4,663
	GNMA I SF 30 Year, 8.50%, 8/15/24	United States	70	76
	GNMA I SF 30 Year, 9.00%, 1/15/25	United States	258	259
	GNMA I SF 30 Year, 9.50%, 6/15/25	United States	472	474
[w]	GNMA II SF 30 Year, 3.00%, 11/01/47	United States	57,000,000	57,667,967
	GNMA II SF 30 Year, 3.50%, 9/20/47	United States	35,799,795	37,182,605
[w]	GNMA II SF 30 Year, 3.50%, 11/01/47	United States	20,000,000	20,746,094
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	265,044	291,917
	GNMA II SF 30 Year, 5.50%, 6/20/34	United States	136,716	152,530
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	126,832	144,704
	GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	69,489	79,987

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	18,132	$20,205

			117,145,460

Total Mortgage-Backed Securities (Cost $629,057,886)			629,268,197

Municipal Bonds 1.0%
California State GO, Various Purpose, Refunding, 5.00%, 9/01/29.	United States	17,200,000	20,906,944
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	United States	5,200,000	5,602,272
New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33.	United States	3,500,000	3,920,035
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45.	United States	14,165,000	15,501,609
[h] Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	10,699,125
Series XX, 5.25%, 7/01/40	United States	15,000,000	5,193,750

Total Municipal Bonds (Cost $80,628,766)			61,823,735

		Shares
Escrows and Litigation Trusts 0.0%†
a,ab Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	15,000,000	—
a,ab NewPage Corp., Litigation Trust	United States	14,000,000	—
[a] Penn Virginia Corp., Escrow Account	United States	15,000,000	56,250
a,ab Vistra Energy Corp., Escrow Account.	United States	30,000,000	348,000

Total Escrows and Litigation Trusts (Cost $952,711)			404,250

Total Investments before Short Term Investments (Cost $6,718,855,069)			6,659,764,098

		Principal Amount*
Short Term Investments 1.4%
U.S. Government and Agency Securities (Cost $3,398,513) 0.0%†
[x,y] U.S. Treasury Bill, 11/16/17	United States	3,400,000	3,398,623

Total Investments before Money Market Funds (Cost $6,722,253,582)			6,663,162,721

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)
	Country	Shares	Value
Money Market Funds (Cost $88,938,214) 1.4%
[e,z] Institutional Fiduciary Trust Money Market Portfolio, 0.69%	United States	88,938,214	$88,938,214

Total Investments (Cost $6,811,191,796) 105.3%			6,752,100,935
Other Assets, less Liabilities (5.3)%			(341,743,806)

Net Assets 100.0%			$6,410,357,129

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaThe security is owned by FT Holdings Corporation ll, a wholly-owned subsidiary of the Fund. See Note 1(g).

abFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $1,687,146,884, representing 26.3% of net assets.

cSee Note 11 regarding holdings of 5% voting securities.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the value of this security was $5,083,711, representing less than 0.1% of net assets.

gPerpetual security with no stated maturity date.

hSee Note 7 regarding defaulted securities.

iIncome may be received in additional securities and/or cash.

jSee Note 1(f) regarding loan participation notes.

kThe coupon rate shown represents the rate at period end.

lSecurity purchased on a when-issued basis. See Note 1(c).

mSee Note 1(i) regarding senior floating rate interests.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oPrincipal amount is stated in 100 Mexican Peso Units.

pThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(k).

sPrincipal amount of security is adjusted for inflation. See Note 1(k).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

xThe security was issued on a discount basis with no stated coupon rate.

yA portion or all of the security has been segregated as collateral for open futures contracts. At October 31, 2017, the value of this security and/or cash pledged amounted to $2,957,802, representing less than 0.1% of net assets.

zThe rate shown is the annualized seven-day yield at period end.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

At October 31, 2017, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Euro-Bund	Long	145	$27,493,722	12/07/17	$ (12,171)
Long Gilt	Long	496	81,922,426	12/27/17	(1,793,000)
U.S. Treasury 10 Yr. Note Ultra	Long	196	26,248,688	12/19/17	(386,394)
U.S. Treasury 30 Yr. Bond	Long	214	32,628,313	12/19/17	(555,543)

Total Futures Contracts					$(2,747,108)

*As of period end.

At October 31, 2017, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Argentine Peso	JPHQ	Buy	270,000,000	14,346,440		11/13/17	$824,798	$—
Argentine Peso	JPHQ	Buy	55,000,000	3,078,904		12/26/17	—	(66,560)
Colombian Peso	JPHQ	Buy	31,000,000,000	10,584,178		12/26/17	—	(447,856)
Australian Dollar	JPHQ	Sell	21,200,000	16,625,570		1/25/18	407,364	—
British Pound	DBAB	Sell	16,500,000	21,774,225		1/25/18	—	(207,059)
Canadian Dollar	JPHQ	Sell	50,000,000	39,828,578		1/25/18	1,019,047	—
Euro	JPHQ	Sell	14,400,000	17,004,240		1/25/18	140,076	—
Indian Rupee	DBAB	Buy	2,886,000,000	44,128,440		1/25/18	53,595	—
Japanese Yen	DBAB	Sell	7,400,000,000	66,445,183		1/25/18	1,051,625	—
Australian Dollar	JPHQ	Sell	61,000,000	47,939,290		2/12/18	1,278,646	—
British Pound	JPHQ	Sell	6,500,000	8,490,300		2/12/18	—	(173,804)
Euro	JPHQ	Sell	132,000,000	156,171,840		2/12/18	1,414,744	—
Indian Rupee	JPHQ	Buy	2,200,000,000	33,768,227		2/12/18	—	(154,953)
Japanese Yen	JPHQ	Sell	4,000,000,000	36,717,122		2/14/18	1,330,691	—
Polish Zloty	JPHQ	Buy	60,000,000	16,414,522		2/20/18	86,907	—
Indian Rupee	JPHQ	Buy	212,000,000	3,171,754		4/12/18	46,552	—
Mexican Peso	JPHQ	Buy	60,000,000	3,146,633		4/12/18	—	(102,093)
Australian Dollar	DBAB	Sell	43,000,000	33,693,940		4/19/18	813,945	—
British Pound	JPHQ	Sell	13,300,000	142,350,565	SEK	4/19/18	—	(575,497)
British Pound	JPHQ	Sell	15,000,000	19,874,325		4/19/18	—	(160,247)
Canadian Dollar	JPHQ	Sell	47,000,000	37,447,335		4/19/18	940,407	—
Euro	DBAB	Sell	43,200,000	51,273,648		4/19/18	422,184	—
Japanese Yen	DBAB	Sell	8,000,000,000	72,163,088		4/19/18	1,137,328	—
Swedish Krona	JPHQ	Buy	9,560,000	1,155,877		4/19/18	—	(1,530)

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
British Pound	JPHQ	Sell	8,300,000	10,951,850	8/15/18	$—	$(175,650)

Total Forward Exchange Contracts						$10,967,909	$(2,065,249)

Net unrealized appreciation (depreciation)						$8,902,660

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2017, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	CITI	12/20/22	$7,350,000	$(1,445,080)	$(1,378,099)	$(66,981)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/22	12,450,000	(2,447,789)	(2,350,662)	(97,127)
Best Buy Co. Inc.	(5.00)%	Quarterly	BZWS	6/20/22	2,650,000	(475,626)	(421,265)	(54,361)
Best Buy Co. Inc.	(5.00)%	Quarterly	CITI	6/20/22	24,000,000	(4,307,560)	(3,906,167)	(401,393)
The Gap Inc.	(1.00)%	Quarterly	CITI	6/20/22	11,300,000	203,812	669,284	(465,472)
Kohl’s Corp.	(1.00)%	Quarterly	CITI	6/20/22	12,900,000	440,440	661,396	(220,956)
L Brands Inc.	(1.00)%	Quarterly	CITI	6/20/22	11,300,000	414,707	711,183	(296,476)
Macy’s Retail Holdings Inc.	(1.00)%	Quarterly	CITI	6/20/22	10,800,000	802,526	735,434	67,092
Target Corp.	(1.00)%	Quarterly	CITI	6/20/22	26,650,000	(697,720)	(405,203)	(292,517)
Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	CITI	12/20/22	48,600,000	6,050,337	4,215,539	1,834,798	B+
Government of Brazil	1.00%	Quarterly	FBCO	12/20/22	20,300,000	(649,385)	(999,083)	349,698	BB
Government of Colombia	1.00%	Quarterly	JPHQ	12/20/22	36,100,000	74,361	(532,654)	607,015	BBB
Government of Mexico	1.00%	Quarterly	FBCO	12/20/22	16,000,000	51,622	(84,352)	135,974	BBB+
Traded Index
[e]Citibank Bespoke Index,
Mezzanine Tranche 5-8%	0.50%	Quarterly	CITI	6/20/18	30,000,000	(98,043)	-	(98,043)	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	5,440,000	(642,830)	(1,052,669)	409,839	Non-
									Investment
									Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	$10,900,000	$(1,998,799)	$(2,340,438)	$341,639	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	31,000,000	28,157	-	28,157	Non-
									Investment
									Grade
MCDX.NA.29	1.00%	Quarterly	CITI	12/20/22	23,060,000	591,039	577,090	13,949	Investment

									Grade
Total Credit Default Swap Contracts						$(4,105,831)	$(5,900,666)	$1,794,835

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

See Note 10 regarding other derivative information.

See Abbreviations on page 59.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

October 31, 2017 (unaudited)

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,248,853,705
Cost - Controlled affiliates (Note 3f and 11)	470,958,729
Cost - Non-controlled affiliates (Note 3f and 11)	91,379,362

Value - Unaffiliated issuers	$6,183,146,213
Value - Controlled affiliates (Note 3f and 11)	478,669,668
Value - Non-controlled affiliates (Note 3f and 11)	90,285,054
Cash	7,520,267
Restricted cash for OTC derivative contracts (Note 1e)	3,990,000
Foreign currency, at value (cost $1,457,428)	1,453,560
Receivables:
Investment securities sold	12,966,757
Capital shares sold	39,789,265
Dividends and interest	60,343,751
Initial margin on centrally cleared swap contracts	881,908
Collateral due from brokers on:
OTC derivative contracts	2,170,000
TBA transactions	70,000
OTC swap contracts (upfront payments $7,906,065)	7,569,926
Unrealized appreciation on OTC forward exchange contracts	10,967,909
Unrealized appreciation on OTC swap contracts	3,788,161
Unrealized appreciation on unfunded loan commitments (Note 9)	28,767
Other assets	6,233

Total assets	6,903,647,439

Liabilities:
Payables:
Investment securities purchased	419,824,855
Capital shares redeemed	43,727,558
Management fees	2,228,099
Distribution fees	1,515,249
Transfer agent fees	2,603,508
Trustees’ fees and expenses	4,467
Distributions to shareholders	896,514
Variation margin on futures contracts	32,803
Collateral due to brokers on:
OTC derivative contracts	3,990,000
OTC swap contracts (upfront receipts $14,653,782)	13,470,592
Unrealized depreciation on OTC forward exchange contracts	2,065,249
Unrealized depreciation on OTC swap contracts	1,993,326
Deferred tax	488,680
Accrued expenses and other liabilities	449,410

Total liabilities	493,290,310

Net assets, at value	$6,410,357,129

Net assets consist of:
Paid-in capital	$6,835,010,137
Distributions in excess of net investment income	(77,099,636)
Net unrealized appreciation (depreciation)	(51,985,731)
Accumulated net realized gain (loss)	(295,567,641)

Net assets, at value	$6,410,357,129

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	39

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Class A:
Net assets, at value	$3,624,769,264

Shares outstanding	366,262,236

Net asset value per share[a]	$9.90

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.34

Class C:
Net assets, at value	$1,234,019,278

Shares outstanding	124,705,168

Net asset value and maximum offering price per share[a]	$9.90

Class R:
Net assets, at value	$125,715,422

Shares outstanding	12,749,597

Net asset value and maximum offering price per share	$9.86

Class R6:
Net assets, at value	$346,033,458

Shares outstanding	34,909,621

Net asset value and maximum offering price per share	$9.91

Advisor Class:
Net assets, at value	$1,079,819,707

Shares outstanding	108,990,115

Net asset value and maximum offering price per share	$9.91

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended October 31, 2017 (unaudited)

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$21,182
Controlled affiliates (Note 3f and 11)	19,592,125
Non-controlled affiliates (Note 3f and 11)	226,452
Interest:
Unaffiliated issuers	134,252,955

Total investment income	154,092,714

Expenses:
Management fees (Note 3a)	15,149,809
Distribution fees: (Note 3c)
Class A	4,694,288
Class C	4,283,532
Class R	338,303
Transfer agent fees: (Note 3e)
Class A	3,536,024
Class C	1,242,103
Class R	127,374
Class R6	3,248
Advisor Class	1,029,631
Custodian fees (Note 4)	164,760
Reports to shareholders	328,192
Registration and filing fees	108,988
Professional fees	92,592
Trustees’ fees and expenses	38,630
Other	104,823

Total expenses	31,242,297
Expense reductions (Note 4)	(64,244)
Expenses waived/paid by affiliates (Note 3f)	(1,541,857)

Net expenses	29,636,196

Net investment income	124,456,518

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(10,772,503)
Foreign currency transactions	208,285
Forward exchange contracts	(25,519,404)
Futures contracts	5,536,673
Swap contracts	1,465,399

Net realized gain (loss)	(29,081,550)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	30,068,682
Controlled affiliates (Note 3f and 11)	(8,537,031)
Non-controlled affiliates (Note 3f and 11)	(673,420)
Translation of other assets and liabilities denominated in foreign currencies	(620,954)
Forward exchange contracts	8,363,756

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	41

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended October 31, 2017 (unaudited)

Franklin Strategic Income Fund

Futures contracts	(5,756,973)
Swap contracts	2,193,012
Change in deferred taxes on unrealized appreciation	(42,227)

Net change in unrealized appreciation (depreciation)	24,994,845

Net realized and unrealized gain (loss)	(4,086,705)

Net increase (decrease) in net assets resulting from operations	$120,369,813

42	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Six Months Ended October 31, 2017 (unaudited)	Year Ended April 30, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$124,456,518	$296,053,367
Net realized gain (loss)	(29,081,550)	(178,596,599)
Net change in unrealized appreciation (depreciation)	24,994,845	411,590,994

Net increase (decrease) in net assets resulting from operations	120,369,813	529,047,762

Distributions to shareholders from:
Net investment income:
Class A	(46,957,038)	(76,684,998)
Class C	(13,786,388)	(21,849,570)
Class R	(1,520,488)	(2,644,424)
Class R6	(5,448,989)	(9,361,333)
Advisor Class	(15,073,070)	(19,738,810)

Total distributions to shareholders	(82,785,973)	(130,279,135)

Capital share transactions: (Note 2)
Class A	(230,052,345)	(898,775,869)
Class C	(159,535,005)	(344,124,057)
Class R	(21,607,966)	(44,210,930)
Class R6	(25,260,852)	61,813,436
Advisor Class	3,702,500	112,378,776

Total capital share transactions	(432,753,668)	(1,112,918,644)

Net increase (decrease) in net assets	(395,169,828)	(714,150,017)
Net assets:
Beginning of period	6,805,526,957	7,519,676,974

End of period	$6,410,357,129	$6,805,526,957

Distributions in excess of net investment income included in net assets:
End of period	$(77,099,636)	$(118,770,181)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	43

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income Fund

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or traded in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

44	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or

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Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d.   Derivative Financial Instruments (continued)

an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net

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Franklin Strategic Income Fund (continued)

settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

e.   Restricted Cash

At October 31, 2017, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f.   Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g.   FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2017, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2017, the net assets of FT Subsidiary were $26,241,235, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h.   Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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Franklin Strategic Income Fund (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended October 31, 2017		Year Ended April 30, 2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	25,902,034	$256,297,016	52,682,489	$505,267,299
Shares issued in reinvestment of distributions	4,405,997	43,551,720	7,476,400	71,451,152
Shares redeemed	(53,567,035)	(529,901,081)	(153,723,653)	(1,475,494,320)

Net increase (decrease)	(23,259,004)	$(230,052,345)	(93,564,764)	$(898,775,869)

Class C Shares:
Shares sold	4,616,694	$45,636,355	12,084,940	$115,680,760
Shares issued in reinvestment of distributions	1,292,686	12,775,427	2,077,286	19,824,729
Shares redeemed	(22,044,140)	(217,946,787)	(50,018,546)	(479,629,546)

Net increase (decrease)	(16,134,760)	$(159,535,005)	(35,856,320)	$(344,124,057)

Class R Shares:
Shares sold	1,037,405	$10,219,113	3,506,082	$33,582,209
Shares issued in reinvestment of distributions	150,262	1,479,939	270,945	2,577,967
Shares redeemed	(3,382,579)	(33,307,018)	(8,402,262)	(80,371,106)

Net increase (decrease)	(2,194,912)	$(21,607,966)	(4,625,235)	$(44,210,930)

Class R6 Shares:
Shares sold	3,078,389	$30,400,447	29,445,785	$281,752,337
Shares issued in reinvestment of distributions	527,528	5,222,553	939,596	9,020,539
Shares redeemed	(6,142,368)	(60,883,852)	(23,650,469)	(228,959,440)

Net increase (decrease)	(2,536,451)	$(25,260,852)	6,734,912	$61,813,436

Advisor Class Shares:
Shares sold	16,032,143	$158,766,285	56,693,852	$545,767,778
Shares issued in reinvestment of distributions	1,445,932	14,307,327	1,934,521	18,551,538
Shares redeemed	(17,100,431)	(169,371,112)	(47,049,436)	(451,940,540)

Net increase (decrease)	377,644	$3,702,500	11,578,937	$112,378,776

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FRANKLIN STRATEGIC SERIES

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Franklin Strategic Income Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the period ended October 31, 2017, the annualized effective investment management fee rate was 0.454% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$314,758
CDSC retained	$36,441

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2017, the Fund paid transfer agent fees of $5,938,380, of which $2,076,331 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended October 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	25,361,119	—	—	25,361,119	$264,262,857	$12,128,017	$ —	$(3,296,946)
Franklin Middle Tier Floating Rate Fund	21,833,687	—	—	21,833,687	214,406,811	7,464,108	—	(5,240,085)

Total Controlled Affiliates					$478,669,668	$19,592,125	$ —	$(8,537,031)

Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio, 0.69%	204,828,690	518,839,715	(634,730,191)	88,938,214	88,938,214	226,452	—	—

Total Affiliated Securities					$567,607,882	$19,818,577	$ —	$(8,537,031)

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Franklin Strategic Income Fund (continued)

3.  Transactions with Affiliates (continued)

g.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended October 31, 2017, these purchase and sale transactions aggregated $1,216,368 and $0, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2017, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short Term	$17,059,753
Long Term	246,333,535
Total capital loss carryforwards	$263,393,288

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2017, the Fund deferred late-year ordinary losses of $84,249,471.

At October 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$6,838,733,396

Unrealized appreciation	$199,062,445
Unrealized depreciation	(283,712,065)
Net unrealized appreciation (depreciation)	$(84,649,620)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2017, aggregated $3,618,434,582 and $3,952,346,985, respectively.

7.  Credit Risk and Defaulted Securities

At October 31, 2017, the Fund had 46.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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Franklin Strategic Income Fund (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2017, the value of these securities was $16,330,375, representing 0.3% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2017, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value
125,940,079	Holdco 2, A	2/08/13 - 2/01/17	$977,122	$89,153
12,532,821	Holdco 2, B	2/01/17	9,305	8,872
9,404,450	K2016470219 South Africa Ltd., 3.00%, senior secured note, 144A, PIK, 12/31/22	2/08/13 - 6/30/17	17,524,962	279,340
1,480,536	K2016740260 South Africa Ltd., 25.00%, senior secured note, 144A, PIK, 12/31/22	2/01/17 - 6/30/17	1,473,549	1,264,150

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$19,984,938	$1,641,515

†Rounds to less than 0.1% of net assets.

9.  Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At October 31, 2017, unfunded commitments were as follows:

Borrower	Unfunded Commitment

Global Tel*Link Corp, Revolving Commitment	$1,478,221

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

10.  Other Derivative Information

At October 31, 2017, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$ 2,747,108[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	10,967,909	Unrealized depreciation on OTC forward exchange contracts	2,065,249

Credit contracts	OTC swap contracts (upfront payments)	7,569,926	OTC swap contracts (upfront receipts)	13,470,592

	Unrealized appreciation on OTC swap contracts	3,788,161	Unrealized depreciation on OTC swap contracts	1,993,326

Value recovery instruments	Investments in securities, at value	11,769,456

Totals		$34,095,452		$20,276,275

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended October 31, 2017, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$ 5,536,673	Futures contracts	$(5,756,973)

Foreign exchange contracts	Forward exchange contracts	(25,519,404)	Forward exchange contracts	8,363,756

Credit contracts	Swap contracts	1,465,399	Swap contracts	2,193,012

Value recovery instruments	Investments	—	Investments	4,512,718

Totals		$(18,517,332)		$ 9,312,513

For the period ended October 31, 2017, the average month end notional amount of futures contracts and swap contracts represented $174,854,311 and $277,839,371, respectively. The average month end contract value and fair value of forward exchange contracts and VRI, was $908,726,621 and $9,555,447, respectively.

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Franklin Strategic Income Fund (continued)

At October 31, 2017, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$10,967,909	$ 2,065,249
Swap contracts	11,358,087	15,463,918

Total	$22,325,996	$17,529,167

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At October 31, 2017, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$ —	$ —	$ —	$ —	$ —
CITI	10,265,400	(10,265,400)	—	—	—
DBAB	3,478,677	(207,059)	(2,987,132)	—	284,486
FBCO	485,672	(485,672)	—	—	—
JPHQ	8,096,247	(4,838,633)	—	(3,257,614)	—

Total	$22,325,996	$(15,796,764)	$(2,987,132)	$(3,257,614)	$ 284,486

At October 31, 2017, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BZWS	$ 475,626	$ —	$ —	$(460,000)	$15,626
CITI	10,924,414	(10,265,400)	—	(659,014)	—
DBAB	207,059	(207,059)	—	—	—
FBCO	1,083,435	(485,672)	—	(597,763)	—
JPHQ	4,838,633	(4,838,633)	—	—	—

Total	$17,529,167	$(15,796,764)	$ —	$(1,716,777)	$15,626

aAt October 31, 2017, the Fund received U.S. Treasury Bonds as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 59.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

11.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended October 31, 2017, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
CHC Group LLC (Value is 0.0%[a] of Net Assets)	168,355	—	—	168,355	$1,346,840	$—	$—	$(673,420)

aRounds to less than 0.1% of net assets.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended October 31, 2017, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

A summary of inputs used as of October 31, 2017, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$25,946,719		$25,946,719
Energy.	34,267,626	3,605,445	3,237		37,876,308
Materials	2,302,908	41	—		2,302,949
Retailing	—	—	98,025		98,025
Transportation	—	2,012,255	34,100		2,046,355
All Other Equity Investments[b]	478,669,668	—	—		478,669,668
Convertible Bonds	—	12,553,271	—		12,553,271
Corporate Bonds	—	3,072,826,595	—		3,072,826,595
Senior Floating Rate Interests	—	636,155,729	—		636,155,729
Foreign Government and Agency Securities	—	498,702,227	—		498,702,227
U.S. Government and Agency Securities	—	410,904,170	—		410,904,170
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	790,185,900	—		790,185,900
Mortgage-Backed Securities	—	629,268,197	—		629,268,197
Municipal Bonds	—	61,823,735	—		61,823,735
Escrows and Litigation Trusts	—	56,250	348,000	[c]	404,250
Short Term Investments	92,336,837	—	—		92,336,837

Total Investments in Securities	$607,577,039	$6,118,093,815	$26,430,081		$6,752,100,935

Other Financial Instruments:
Forward Exchange Contracts	$—	$10,967,909	$—		$10,967,909
Swap Contracts	—	3,788,161	—		3,788,161
Unfunded Loan Commitments	—	28,767	—		28,767

Total Other Financial Instruments	$—	$14,784,837	$—		$14,784,837

Liabilities:
Other Financial Instruments:
Futures Contracts	$2,747,108	$—	$—		$2,747,108
Forward Exchange Contracts	—	2,065,249	—		2,065,249
Swap Contracts	—	1,993,326	—		1,993,326

Total Other Financial Instruments	$2,747,108	$4,058,575	$—		$6,805,683

aIncludes common and convertible preferred stocks and management investment companies as well as other equity investments.

bFor detailed categories, see the accompanying Consolidated Statement of Investments.

cIncludes securities determined to have no value at October 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

14.  New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
CITI	Citigroup, Inc.	EUR	Euro	CDO	Collateralized Debt Obligation
DBAB	Deutsche Bank AG	GBP	British Pound	CLO	Collateralized Loan Obligation
FBCO	Credit Suisse International	IDR	Indonesian Rupiah	CMT	Constant Maturity Treasury Index
JPHQ	JP Morgan Chase & Co.	MXN	Mexican Peso	EDA	Economic Development Authority
		MYR	Malaysian Ringgit	FRN	Floating Rate Note
		SEK	Swedish Krona	GDP	Gross Domestic Product
		USD	United States Dollar	GO	General Obligation
				HDC	Housing Development Corp.
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				SF	Single Family
				SFR	Single Family Revenue
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index
MCDX.NA.29	MCDX North America Index

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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

60	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter

Franklin Strategic Income Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	194 S2017 12/17

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/ Matthew T. Hinkle

      Matthew T. Hinkle

      Chief Executive Officer –

      Finance and Administration

      Date December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Matthew T. Hinkle

      Matthew T. Hinkle

      Chief Executive Officer –

      Finance and Administration

      Date December 27, 2017

By /s/ Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

      Chief Accounting Officer

      Date December 27, 2017